                                      [GRAPHIC]


                                      [GRAPHIC]




                                           LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                            LOOMIS SAYLES SMALL CAP GROWTH FUND

                                             LOOMIS SAYLES SMALL CAP VALUE FUND

                                          LOOMIS SAYLES TAX-MANAGED EQUITY FUND
                                        (formerly Loomis Sayles Provident Fund)

                                                       LOOMIS SAYLES VALUE FUND

                                                   LOOMIS SAYLES WORLDWIDE FUND


[LOGO]  Loomis Sayles Funds

                                                  PROSPECTUS . FEBRUARY 1, 2004

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY
  Loomis Sayles Aggressive Growth Fund                   1
  Loomis Sayles Small Cap Growth Fund                    4
  Loomis Sayles Small Cap Value Fund                     7
  Loomis Sayles Tax-Managed Equity Fund                 10
  Loomis Sayles Value Fund                              13
  Loomis Sayles Worldwide Fund                          16
  Summary of Principal Risks                            19

FEES AND EXPENSES OF THE FUNDS                          23

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS
 AND RISK CONSIDERATIONS                                26

MANAGEMENT                                              37
  Investment Adviser                                    37
  Portfolio Managers                                    38
  Distribution Plans and Administrative and Other Fees  39

GENERAL INFORMATION                                     40
  How Fund Shares are Priced                            40
  Accessing Your Account Information                    42
  How to Purchase Shares                                42
  How to Redeem Shares                                  44
  How to Exchange Shares                                47
  Restrictions on Buying, Selling and Exchanging Shares 47
  Dividends and Distributions                           49
  Tax Consequences                                      50

FINANCIAL HIGHLIGHTS                                    53

You can lose money by investing in a Fund. A Fund may not achieve its objective and is not intended to be a complete investment program. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in common stocks or other equity securities (which may include securities offered in the secondary markets or in initial public offerings) of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Midcap Growth Index, although the Fund may invest in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in real estate investment trusts and Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. currency risk--the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk--the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. foreign risk--the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
.. liquidity risk--the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
.. management risk--the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
.. market risk--the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk--the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.1


                              [CHART]
Return
1997    1998     1999     2000     2001     2002      2003
-----   -----   ------   ------   ------   -------   ------
22.65%  11.54%  197.78%  -5.59%   -49.36%  -36.52%   40.09%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 83.44% (4th quarter, 1999), and the Fund's worst quarter was down 38.63% (1st quarter, 2001).

/1 /The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Russell Midcap Growth Index, a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20031

------------------------------------------------------------------------------------------------
                                                                                        Since
                                                                                      Inception
                                                                       1 Year 5 Years (12/31/96)
------------------------------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND
RETURN BEFORE TAXES
   Institutional Class                                                 40.09%  4.83%    8.17%
   Retail Class                                                        39.71%  4.53%    7.87%
   Return After Taxes (Institutional Class Only)2
   Return After Taxes on Distributions                                 40.09%  4.42%    7.27%
   Return After Taxes on Distributions and Sale of Fund Shares         26.06%  4.05%    6.64%
RUSSELL MIDCAP GROWTH INDEX                                            42.71%  2.01%    6.90%
   (Index returns reflect no deduction for fees, expenses or taxes)

/1 /The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

LOOMIS SAYLES SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or other equity securities. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest the remainder of its assets in companies of any size, including large capitalization companies.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. currency risk--the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk--the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. emerging markets risk--risk that the Fund's investment may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
.. foreign risk--the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
.. liquidity risk--the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
.. management risk--the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
.. market risk--the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.

.. small capitalization companies risk--the risk that the Fund's investments may be subject to more abrupt price movements, limited markets and less liquidity than investments in larger, more established companies which could adversely affect the value of the portfolio.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1/

                                    [CHART]
Return
1997    1998    1999     2000      2001    2002     2003
-----   -----   -----   ------   ------   ------   ------
19.43%  18.73%  91.82%  -18.15%  -44.41%  -41.56%  43.32%


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 54.00% (4th quarter, 1999), and the Fund's worst quarter was down 40.31% (3rd quarter, 2001).

1 The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is comprised of those Russell 2000 companies with higher price-to-book and higher forecasted growth values. These indices are unmanaged, have no operating costs, and are included to facilitate your comparison of the Fund's performance to broad-based market indexes.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20031

-------------------------------------------------------------------------------------------
                                                                                   Since
                                                                                 Inception
                                                                  1 Year 5 Years (12/31/96)
-------------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
RETURN BEFORE TAXES
   Institutional Class                                            43.32%  -6.08%    0.51%
   Retail Class                                                   42.83%  -6.32%    0.27%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)2
   Return After Taxes on Distributions                            43.32%  -6.31%    0.04%
   Return After Taxes on Distributions and Sale of Fund Shares    28.16%  -5.03%    0.28%
RUSSELL 2000 GROWTH INDEX                                         48.54%   0.86%    2.56%
RUSSELL 2000 INDEX                                                47.25%   7.13%    7.72%
(Index returns reflect no deduction for fees, expenses or taxes)

1 The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

LOOMIS SAYLES SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or other equity securities. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest the rest of its assets in larger companies.

In deciding which securities to buy and sell, Loomis Sayles generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets, and growth prospects. The Fund's investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Loomis Sayles does not consider current income when making buy/sell decisions. Loomis Sayles seeks to identify companies that it believes have, among other things, attractive price/earnings, price/book, and price/cash flow ratios. Loomis Sayles generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund's holdings among various sectors of the economy.

The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may engage in foreign currency hedging transactions and also may invest in real estate investment trusts, Rule 144A securities, and, to the extent permitted by the Investment Company Act of 1940, investment companies.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. currency risk--the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. emerging markets risk--risk that the Fund's investment may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
.. foreign risk--the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.

.. liquidity risk--the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
.. management risk--the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
.. market risk--the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. small capitalization companies risk--the risk that the Fund's investments may be subject to more abrupt price movements, limited markets and less liquidity than investments in larger, more established companies which could adversely affect the value of the portfolio.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1,2/

                                    [CHART]
Return
1994    1995    1996    1997   1998    1999    2000    2001    2002    2003
-----  ------   -----   -----  -----  -----    -----   -----   ------  -----
-8.31%  32.09%  30.44%  25.99% -1.08% 0.37%    23.19%  13.87%  -13.23% 34.55%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 18.07% (4th quarter, 1998), and the Fund's worst quarter was down 18.58% (3rd quarter, 1998).

1 The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 The annual total returns shown reflect the results of the Institutional Class of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds II (the "Predecessor Fund") through September 12, 2003. The assets and liabilities of the Predecessor Fund were reorganized into the Fund, a series of Loomis Sayles Funds I, on September 12, 2003.

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Russell 2000 Index and the Russell 2000 Value Index. The Russell 2000 Index consists of the 2,000 smallest companies of the Russell 3000 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. These indexes are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Fund's performance to broad-based market indexes.

        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20031,2

-------------------------------------------------------------------------------------
                                                                              Since
                                                                      10    Inception
                                                      1 Year 5 Years Years  (5/13/91)
-------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
RETURN BEFORE TAXES
   Institutional Class                                34.55% 10.45%  12.46%  15.17%
   Retail Class                                       34.15% 10.16%  12.25%  15.00%
   Admin Class                                        33.89%  9.87%  11.86%  14.62%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)3
   Return After Taxes on Distributions                33.77%  8.95%  10.13%  12.47%
   Return After Taxes on Distributions and Sale of
   Fund Shares                                        22.86%  8.21%   9.55%  11.86%
RUSSELL 2000 VALUE INDEX                              46.03% 12.28%  12.70%  14.83%4
RUSSELL 2000 INDEX                                    47.25%  7.13%   9.47%  11.40%4

(Index returns reflect no deduction for fees, expenses or taxes)

1 The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 Performance returns shown for the Institutional Class, Retail Class and Admin Class shares of the Fund reflect the results of shares of the corresponding class of the Predecessor Fund through September 12, 2003. For periods before the inception of Retail Class shares (December 31, 1996) and Admin Class shares (January 2, 1998) of the Predecessor Fund, performance shown for those Classes is based on the performance of the Predecessor Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail Class and Admin Class shares of the Predecessor Fund. Institutional Class Shares of the Predecessor Fund commenced operations on May 13, 1991.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
4 Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2003.

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its assets in equity securities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest in companies of any size.

In seeking its investment objective, the Fund will use a tax-managed approach in an effort to minimize the effect of U.S. federal (and, in some cases, state) income tax on investment returns for investors who are subject to such taxes. This approach may involve, among other techniques, reducing the Fund's net capital gains by selling stocks on which it has unrealized loss, minimizing portfolio turnover, and identifying tax lots when selling part of a portfolio position.

In determining which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes will experience earnings growth rates that are above average and better than consensus earnings estimate over the next several years. In addition, Loomis Sayles may use a variety of valuation measures, including a company's price-to-earnings, price-to-book and price-to-cash flow ratios.

The Fund also may invest in U.S. Government securities, when-issued securities, convertible securities, zero coupon securities, real estate investment trusts ("REITs"), and Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. credit risk--the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
.. derivatives risk--the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. interest rate risk--the risk that the value of the Fund's investments will fall if interest rates rise.
.. liquidity risk--the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
.. management risk--the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.

.. market risk--the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk--the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
.. tax risk--the risk that the Fund may be unsuccessful in minimizing the effect of U.S. federal income tax on investment returns.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1,2/ Prior to June 1, 2003, the Fund's name was the Loomis Sayles Provident Fund and was managed using different investment strategies. The Fund's performance may have been different under its current investment strategies.

                                    [CHART]
Return
1996/3/   1997/3/   1998   1999   2000    2001    2002    2003
-------   -------   -----  -----  -----  ------  ------  ------
15.60%    15.68%   34.23%  18.57% 17.40% -11.69% -12.95%  20.41%


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 21.09% (4th quarter, 1998), and the Fund's worst quarter was down 12.52% (3rd quarter, 2002).

/1/ The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/ The annual total returns shown reflect the results of Loomis Sayles Tax-Managed Equity Fund, a series of Loomis Sayles Funds I (the "Predecessor Fund") through September 12, 2003. The assets and liabilities of the Predecessor Fund were reorganized into the Fund, a series of Loomis Sayles Funds II, on September 12, 2003.
3 The Fund was registered under the Investment Company Act of 1940 and commenced operations on October 1, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003/1,2/

---------------------------------------------------------------------------------------------
                                                                                    Since
                                                                     1      5     Inception
                                                                    year  years  (10/1/95)/3/
---------------------------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED EQUITY FUND
RETURN BEFORE TAXES
   Institutional Class                                             20.41%  5.20%    10.76%
RETURNS AFTER TAXES/4/
   Returns After Taxes on Distributions                            19.46%  1.34%     7.07%
   Returns After Taxes on Distributions and Sale of Fund Shares    13.27%  2.40%     7.49%
STANDARD & POOR'S 500 INDEX                                        28.68% -0.57%    9.86%/5/
(Index returns reflect no deduction for fees, expenses or taxes)

/1/ The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/ Average annual total returns shown for Institutional Class shares of the Fund reflect the results of shares of the Predecessor Fund through September 12, 2003.
/3/ The Fund was registered under the Investment Company Act of 1940 and commenced operations on October 1, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.
/4/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/5/ Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2003.

LOOMIS SAYLES VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term growth of capital and income. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund invests primarily in medium-sized and large-sized companies, although it may invest in companies of any size.
In deciding which securities to buy and sell, Loomis Sayles generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets, and growth prospects. The Fund's investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Loomis Sayles does not consider current income when making buy/sell decisions. Loomis Sayles seeks to identify companies that it believes have, among other things, attractive price/earnings, price/book, and price/cash flow ratios. Loomis Sayles generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund's holdings among various sectors of the economy.

The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may invest in real estate investment trusts ("REITs") and Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. currency risk--the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. emerging markets risk--risk that the Fund's investment may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
.. foreign risk--the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
.. liquidity risk--the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
.. management risk--the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
.. market risk--the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.

.. REITs risk--the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.1

                                    [CHART]
Return
1994    1995    1996    1997   1998   1999   2000    2001    2002   2003
-----  ------   -----   -----  -----  -----  -----   -----  ------  -----
-0.88% 35.23%   21.16%  29.21% 10.54% -1.33%  7.35%  -5.65% -16.69% 26.24%


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 18.11% (2nd quarter, 2003), and the Fund's worst quarter was down 17.93% (3rd quarter, 2002).

1 The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003/1/

-------------------------------------------------------------------------------------
                                                                              Since
                                                                      10    Inception
                                                      1 Year 5 Years Years  (5/13/91)
-------------------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND
RETURN BEFORE TAXES
   Institutional Class                                26.24%  1.00%   9.32%   10.00%
RETURN AFTER TAXES2
   Return After Taxes on Distributions                25.72% -0.01%   7.22%    8.08%
   Return After Taxes on Distributions and Sale of
   Fund Shares                                        17.04%  0.37%   7.07%    7.84%
STANDARD & POOR'S 500 INDEX                           28.68% -0.57%  11.07%  11.22%3

(Index returns reflect no deduction for fees, expenses or taxes)

1 The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
3Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2003.

LOOMIS SAYLES WORLDWIDE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of capital appreciation and current income. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. Loomis Sayles' Global Asset Allocation Group allocates the Fund's assets among the following four sectors:

.. Domestic equities.
.. International equities.
.. Domestic fixed income securities.
.. International fixed income securities.

In deciding how to allocate the Fund's assets among the four sectors, Loomis Sayles' Global Asset Allocation Group attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations.

In deciding which domestic and international equity securities to buy and sell, Loomis Sayles generally looks for companies that it believes have the potential for superior earnings growth relative to current value.

In deciding which domestic and international fixed income securities to buy and sell, Loomis Sayles generally looks for securities that it believes are undervalued and have the potential for credit upgrades. Loomis Sayles may hedge currency risk for the Fund if it believes the outlook for a particular foreign currency is unfavorable.

The Fund may engage in foreign currency hedging transactions and options and futures transactions. The Fund also may invest in collateralized mortgage obligations, zero coupon securities, when-issued securities, real estate investment trusts ("REITs"), and Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:

.. credit risk--the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
.. currency risk--the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk--the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.

.. emerging markets risk--risk that the Fund's investment may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
.. foreign risk--the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
.. interest rate risk--the risk that the value of the Fund's investments will fall if interest rates rise.
.. liquidity risk--the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
.. management risk--the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
.. market risk--the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk--the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BARCHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1/

                                    [CHART]
Return
1997     1998     1999     2000     2001     2002    2003
-----   ------   ------   ------   ------   ------   -----
3.57%   2.98%     60.51%  -4.45%   -6.22%   -0.27%  31.16%


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 45.05% (4th quarter, 1999), and the Fund's worst quarter was down 10.76% (3rd quarter, 1998)./

/1/ The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003/1/

------------------------------------------------------------------------------------------
                                                                                  Since
                                                                                Inception
                                                                 1 Year 5 Years (5/1/96)
------------------------------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE FUND
RETURN BEFORE TAXES
   Institutional Class                                           31.16% 13.47%    10.77%
RETURN AFTER TAXES/2/
   Return After Taxes on Distributions                           29.58%  8.96%     6.79%
   Return After Taxes on Distributions and Sale of Fund
   Shares                                                        20.22%  8.78%     6.77%
STANDARD & POOR'S 500 INDEX                                      28.68% -0.57%    8.85%/3/
(Index returns reflect no deduction for fees, expenses or taxes)

/1/ The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/3/ Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2003.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a Fund's portfolio as a whole. Each Fund could be subject to additional principal risks because the types of investments made by each Fund can change over time.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each Fund may be subject to credit risk to the extent that it invests in fixed income securities or is a party to over-the-counter transactions.

Funds that may invest in lower rated fixed income securities ("junk bonds") are subject to greater credit risk and market risk than Funds that invest in higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

Funds that may invest in foreign securities are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Funds that may invest in securities denominated in, or receive revenues in, foreign currency are subject to currency risk.

DERIVATIVES RISK

The Funds may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Funds also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. If a Fund uses derivatives, it also faces additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire foreign investment.

Funds that invest in emerging markets may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund's investments to decline.

Each Fund also faces increased interest rate risk when it invests in fixed income securities paying no current interest, such as zero coupon securities.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded. Funds face this risk if they create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

MARKET RISK

This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's stock may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed income securities to actual or perceived changes in the company's financial condition or prospects.

Market risk generally is greater for funds that invest substantially in small and medium-sized companies, since these companies tend to be more vulnerable to adverse developments than large companies. Furthermore, for Funds that invest in fixed income securities, market risk tends to be greater when a Fund invests in fixed income securities with longer maturities.

FEES AND EXPENSES OF THE FUNDS

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                       MAXIMUM SALES
                                       CHARGE (LOAD)  MAXIMUM
                                        IMPOSED ON    DEFERRED
                                      PURCHASES (AS A  SALES            REDEMPTION FEE
                                       PERCENTAGE OF   CHARGE     (AS A PERCENTAGE OF AMOUNT
FUND/CLASS                            OFFERING PRICE)  (LOAD)      REDEEMED, IF APPLICABLE)
-----------------------------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND
  Institutional Class                      None         None   None
  Retail Class                             None         None   None
-----------------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
  Institutional Class                      None         None   2% of redemption proceeds on
                                                               shares held for 60 days or less+
  Retail Class                             None         None   2% of redemption proceeds on
                                                               shares held for 60 days or less+
-----------------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
  Institutional Class                      None         None   2% of redemption proceeds on
                                                               shares held for 60 days or less+
  Retail Class                             None         None   2% of redemption proceeds on
                                                               shares held for 60 days or less+
  Admin Class                              None         None   2% of redemption proceeds on
                                                               shares held for 60 days or less+
-----------------------------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED EQUITY FUND
  Institutional Class                      None         None   None
-----------------------------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND
  Institutional Class                      None         None   None
-----------------------------------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE FUND
  Institutional Class                      None         None   2% of redemption proceeds on
                                                               shares held for 60 days or less+
-----------------------------------------------------------------------------------------------

 + Will be charged on redemptions and exchanges of shares held for 60 days or less.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                               TOTAL
                                                              ANNUAL      FEE
                                       DISTRIBUTION            FUND     WAIVER/
                            MANAGEMENT   (12B-1)     OTHER   OPERATING REIMBURSE   NET
FUND/CLASS                     FEES        FEES     EXPENSES EXPENSES    -MENT   EXPENSES
-----------------------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE
GROWTH FUND/1/
  Institutional Class         0.75%       0.00%      0.48%     1.23%     0.23%    1.00%
  Retail Class                0.75%       0.25%      0.47%     1.47%     0.22%    1.25%
-----------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP
GROWTH FUND/1/
  Institutional Class         0.75%       0.00%      0.44%     1.19%     0.19%    1.00%
  Retail Class                0.75%       0.25%      0.43%     1.43%     0.18%    1.25%
-----------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP
VALUE FUND/2/
  Institutional Class         0.75%       0.00%      0.19%     0.94%     0.04%    0.90%
  Retail Class                0.75%       0.25%      0.20%     1.20%     0.05%    1.15%
  Admin Class                 0.75%       0.25%      0.47%*    1.47%     0.07%    1.40%
-----------------------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED
EQUITY FUND/3/
  Institutional Class         0.50%       0.00%      1.32%     1.82%     1.17%    0.65%
-----------------------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND/4/
  Institutional Class         0.50%       0.00%      0.42%     0.92%     0.07%    0.85%
-----------------------------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE
FUND/5/
  Institutional Class         0.75%       0.00%      1.48%     2.23%     1.23%    1.00%
-----------------------------------------------------------------------------------------

/1/ Loomis Sayles has given a binding undertaking to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.00% for Institutional class shares and 1.25% for Retail class shares. The undertaking is in effect through January 31, 2005, and is reevaluated on an annual basis. Without the undertaking, the Fund's expenses would have been higher.
/2/ Loomis Sayles has given a binding undertaking to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.90% for Institutional class shares, 1.15% for Retail class shares and 1.40% for Admin class shares. The undertaking is in effect through January 31, 2005, and is reevaluated on an annual basis. Without the undertaking, the Fund's expenses would have been higher.
/3/ Loomis Sayles has given a binding undertaking to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.65% for Institutional class shares. The undertaking is in effect through January 31, 2005, and is reevaluated on an annual basis. Without the undertaking, the Fund's expenses would have been higher.
/4/ Loomis Sayles has given a binding undertaking to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.85% for Institutional class shares. The undertaking is in effect through January 31, 2005, and is reevaluated on an annual basis. Without the undertaking, the Fund's expenses would have been higher.
/5/ Loomis Sayles has given a binding undertaking to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.00% for Institutional class shares. The undertaking is in effect through January 31, 2005, and is reevaluated on an annual basis. Without the undertaking, the Fund's expenses would have been higher.
 * Other expenses include an administrative fee of 0.25% for Admin Class shares.

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


FUND/CLASS                            1 YEAR* 3 YEARS* 5 YEARS* 10 YEARS*
-------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND
  Institutional Class                  $102     $368    $  654   $1,468
  Retail Class                         $127     $443    $  782   $1,739
-------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
  Institutional Class                  $102     $359    $  636   $1,426
  Retail Class                         $127     $435    $  765   $1,698
-------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
  Institutional Class                  $ 92     $296    $  516   $1,151
  Retail Class                         $117     $376    $  655   $1,450
  Admin Class                          $143     $458    $  796   $1,751
-------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED EQUITY FUND
  Institutional Class                  $ 66     $458    $  876   $2,041
-------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND
  Institutional Class                  $ 87     $286    $  502   $1,125
-------------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE FUND
  Institutional Class                  $102     $579    $1,082   $2,468
-------------------------------------------------------------------------

 * The example is based on the Net Expenses for the 1-year period for each Fund and on the Total Annual Fund Operating Expenses for the remaining years.

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on each Fund's investments and risk considerations. Except where specifically noted elsewhere in this Prospectus, each Fund may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Funds, while others are secondary investment strategies for the Funds.

To the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission (the "SEC"), each Fund may invest any of its daily cash balances in shares of investment companies that are advised by Loomis Sayles or its affiliates (including affiliated money market and short-term bond funds).

Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief that may be granted by the SEC, a Fund may borrow for such purposes from other investment companies advised by Loomis Sayles or its affiliates in an interfund lending program. In such a program, a Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by Loomis Sayles or an affiliate.

COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by a Fund is retired early, the Fund would lose any premium it paid when it acquired the investment, and the Fund might have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

Each Fund, except Loomis Sayles Tax-Managed Equity Fund, is subject to this risk.

COMMON STOCKS AND OTHER EQUITY SECURITIES

Common stocks, preferred stocks and similar securities, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally.

  GROWTH STOCKS Stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. The Loomis Sayles Aggressive Growth Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Tax-Managed Equity Fund generally invest a significant portion of their assets in growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles' assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of that company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

  VALUE STOCKS Stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Loomis Sayles' assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that Loomis Sayles has placed on it. The Loomis Sayles Value Fund and the Loomis Sayles Small Cap Value Fund generally invest a significant portion of their assets in value stocks.

CONVERTIBLE SECURITIES

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally be directly correlated with the value of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. A Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

FIXED INCOME SECURITIES

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. The net asset value of a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

FOREIGN CURRENCY HEDGING TRANSACTIONS

Foreign currency hedging transactions are an effort to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

Foreign currency transactions involve costs and may result in losses.

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States other than obligations of supranational entities are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of a Fund's assets and a Fund's income available for distribution.

In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

In determining whether to invest assets of the Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

INVESTMENT COMPANIES

Investment companies, including companies such as iShares and "SPDRs," are essentially pools of securities. Since the value of an investment company is based on the value of the individual securities it holds, the value of a Fund's investment in an investment company will fall if the value of the investment company's underlying securities declines. As a shareholder in an investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to the investment company's advisory and administration fees with respect to the assets so invested.

OPTIONS AND FUTURES TRANSACTIONS

Options and futures transactions involve a Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. Each Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity.

The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of each Fund. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities.

A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

REPURCHASE AGREEMENTS

In a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Funds' trustees, that a particular issue of Rule 144A securities is liquid.

SECURITIES LENDING

Securities lending involves a Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

SWAP TRANSACTIONS

A Fund may enter into interest rate or currency swaps to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

A swap transaction involves an agreement (typically with a bank or a brokerage firm as counter party) to exchange two streams of payments (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal).

The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.

Each Fund, except Loomis Sayles Tax-Managed Equity Fund, is subject to this risk.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, each Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

U.S. GOVERNMENT SECURITIES

U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not.

Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

Some U.S. Government securities, such as GNMA certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If a Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though a Fund holding TIPS will not receive cash representing the increase at that time. As a result, such Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company. See the Statement of Additional Information, under "Distribution and Taxes."

In addition to investing directly in U.S. Government securities, a Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

WHEN-ISSUED SECURITIES

A when-issued security involves a Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

ZERO COUPON SECURITIES

Zero coupon securities are fixed income securities that accrue interest at a specified rate, but do not pay interest in cash on a current basis. If a Fund invests in zero coupon securities, it is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

MANAGEMENT

INVESTMENT ADVISER

The Board of Trustees oversees each Fund and supervises the Funds' investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for each Fund and for managing each Fund's other affairs and business, including providing executive and other personnel for the management of each Fund.

As previously described in the "Expenses of the Funds" section, each Fund during the fiscal year ended September 30, 2003 paid (after waiver or reimbursement) Loomis Sayles a monthly investment advisory fee, also known as a management fee, for these services. These fees are expressed as a percentage of the Fund's average net assets:


Fund                                                         Management Fee
---------------------------------------------------------------------------
Loomis Sayles Aggressive Growth Fund                             0.62%
---------------------------------------------------------------------------
Loomis Sayles Small Cap Growth Fund                              0.62%
---------------------------------------------------------------------------
Loomis Sayles Small Cap Value Fund                               0.74%
---------------------------------------------------------------------------
Loomis Sayles Tax-Managed Equity Fund                            0.00%
---------------------------------------------------------------------------
Loomis Sayles Value Fund                                         0.43%
---------------------------------------------------------------------------
Loomis Sayles Worldwide Fund                                     0.00%
---------------------------------------------------------------------------

Certain expenses incurred by each Fund would have been higher if not for Loomis Sayles' contractual obligation to limit the Funds' expenses through January 31, 2005.

PORTFOLIO MANAGERS

The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except where noted, each portfolio manager has been employed by Loomis Sayles for at least five years.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND Christopher R. Ely, David L. Smith, and Philip C. Fine, Vice Presidents of Loomis Sayles, have served as portfolio managers of the Fund since 1999. Each portfolio manager joined Loomis Sayles in 1996.

LOOMIS SAYLES SMALL CAP GROWTH FUND Christopher R. Ely, Philip C. Fine, and David L. Smith, Vice Presidents of Loomis Sayles, have served as portfolio managers of the Fund since its inception in 1996. Each portfolio manager joined Loomis Sayles in 1996.

LOOMIS SAYLES SMALL CAP VALUE FUND Joseph R. Gatz and Daniel G. Thelen, Vice Presidents of Loomis Sayles, have served as portfolio managers of the Fund since 2000. Mr. Gatz joined Loomis Sayles in 1999. Mr. Thelen joined Loomis Sayles in 1996.

LOOMIS SAYLES TAX-MANAGED EQUITY FUND Robert Ix, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since September, 2002. Prior to joining Loomis Sayles in 1999, Mr. Ix served as a Portfolio Manager at The Bank of New York. Mark Shank, Vice President of Loomis Sayles, has served as co-portfolio manager of the Fund since June 2003.

LOOMIS SAYLES VALUE FUND Jeffrey W. Wardlow, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since its inception in 1991. Mr. Wardlow joined Loomis Sayles in 1989. Warren Koontz, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since 2000. Mr. Koontz joined Loomis Sayles in 1995. James Carroll, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since 2002. Mr. Carroll joined Loomis Sayles in 1996.

LOOMIS SAYLES WORLDWIDE FUND Daniel J. Fuss, Executive Vice President of Loomis Sayles Funds and Vice Chairman of Loomis Sayles, has served as the portfolio manager of the domestic fixed income securities sector of the Fund since its inception in 1996. Mr. Fuss joined Loomis Sayles in 1976. David Rolley, Vice President of Loomis Sayles, has served as portfolio manager of the international fixed income securities sector of the Fund since 2000. Mr. Rolley joined Loomis Sayles in 1994. Robert Ix, Vice President of Loomis Sayles, has served as the portfolio manager of the domestic equity securities sector of the Fund since September 2002. Mr. Ix joined Loomis Sayles in 1999. Alex Muromcew, John Tribolet, and Eswar Menon have served as portfolio managers of the international equity securities sector of the fund since 1999. Messrs. Muromcew, Tribolet and Menon joined Loomis Sayles in 1999.

DISTRIBUTION PLANS AND ADMINISTRATIVE AND OTHER FEES

For the Retail and Admin Classes of the Funds, the Funds offering those classes have adopted distribution plans under Rule 12b-1 of the Investment Company Act of 1940 that allow the Funds to pay fees for the sale and distribution of Retail and Admin Class shares and for services provided to shareholders. This 12b-1 fee currently is .25% of a Fund's average daily net assets attributable to the shares of a particular Class. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Admin Class shares are offered exclusively through intermediaries, who will be the record owners of the shares. Admin Class shares may pay an administrative fee at an annual rate of up to .25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold these shares.

Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee at an annual rate of up to .25% of the value of Fund shares held for those customers' accounts, although this continuing fee is paid by Loomis Sayles out of its own assets and is not assessed against the Fund.

GENERAL INFORMATION

HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                =   TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITIES
                    ----------------------------------------------------------------------
NET ASSET VALUE                          NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined according to this schedule:

 . A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value" in the SAI for more details.
 . The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
 . Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.
 . A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may


*Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

 . EQUITY SECURITIES -- market price or as provided by a pricing service if market price is unavailable.

 . DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

 . SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) -- amortized cost (which approximates market value).

 . SECURITIES TRADED ON FOREIGN EXCHANGES -- market price on the non-U.S.
   exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

 . OPTIONS -- last sale price, or if not available, last offering price.

 . FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

 . ALL OTHER SECURITIES -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Funds may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

ACCESSING YOUR ACCOUNT INFORMATION

LOOMIS SAYLES FUNDS WEBSITE You can access our website at www.loomissayles.com to perform transactions, to review your account information, or to obtain a prospectus, an application or periodic reports.

LOOMIS SAYLES AUTOMATED VOICE RESPONSE SYSTEM You have access to your account 24 hours a day by calling Loomis Sayles' automated voice response system at 1-800-633-3330, option 1. Using this customer service option you may review your account balance and Fund prices, order duplicate statements, order duplicate tax forms and obtain wiring instructions.

HOW TO PURCHASE SHARES

You can buy shares of each Fund in several ways:

 . BY MAIL You can buy shares of each Fund by submitting a completed application form, which is available by calling Loomis Sayles Funds at 1-800-633-3330 for the desired Fund or Funds, along with a check payable to Loomis Sayles Funds for the amount of your purchase to:

       Regular Mail:                       Overnight Mail:
       Loomis Sayles Funds                 Loomis Sayles Funds
       P.O. Box 219594                     330 West 9th Street
       Kansas City, MO 61421-9594          Kansas City, MO 64105-1514

 . THROUGH A FINANCIAL ADVISER Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds. Your financial adviser may charge you for his or her services.

 . THROUGH SYSTEMATIC INVESTING You can make regular investments of $50 or more per month through automatic deductions from your bank checking or savings account. Application forms are available through your financial adviser or by calling Loomis Sayles Funds at 1-800-633-3330.

 . THROUGH A BROKER-DEALER You may purchase shares of the Funds through a broker-dealer that has been approved by CDC IXIS Asset Management Distributors, L.P., which can be contacted at 399 Boylston Street, Boston, MA 02116 (1-800-633-3330). Your broker-dealer may charge you a fee for effecting such transactions.

Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the NYSE for your shares to be bought or sold at the Fund's NAV on that day.

Shares of each Fund may be purchased by (1) check, (2) exchanging securities acceptable to Loomis Sayles Funds, (3) exchanging shares of the same Class of any other Fund, provided the value of the shares exchanged meets the investment minimum of the Fund, or (4) a combination of such methods. The exchange of securities for the shares of the Fund is subject to various restrictions as described in the Statement of Additional Information.

All purchases made by check should be in U.S. dollars and made payable to Loomis Sayles Funds. The Funds will not accept checks made payable to anyone other than Loomis Sayles Funds (including third party checks) or starter checks. In addition, the Funds will not accept checks drawn on credit card accounts. When you make an investment by check or by periodic account investment, you will not be permitted to redeem that investment until it has cleared or has been in your account for 15 days.

After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above address. Please include either the investment slip detached from your account statement or a note containing the Fund's name, your account number and your name, address, telephone number, and social security number.

You also may wire subsequent investments by using the following wire instructions. Your bank may charge a fee for transmitting funds by wire.

  State Street Bank and Trust Company
  225 Franklin Street
  Boston, MA 02110
  ABA No. 011000028
  DDA 9904-622-9
  (Your account number)
  (Your name)
  (Name of Fund)

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. In particular, a Fund will ordinarily reject any purchase order that appears to be part of a pattern of transactions intended to take advantage of short-term swings in the market. The Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

Each Fund is required by federal regulations to obtain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. The Funds reserve the right to refuse to open an account, close an account at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity is not verified.

Each Fund's shares may be purchased by all types of tax-deferred retirement plans. If you wish to open an individual retirement account (IRA) with a Fund, Loomis Sayles Funds has retirement plan forms available. The Loomis Sayles Tax-Managed Equity Fund may not be appropriate for tax-exempt investors. The minimum initial investment for each Fund generally is $250,000 for Institutional Class shares and $2,500 for Retail Class shares. Because Admin Class shares are purchased exclusively through intermediaries there is no minimum. Each subsequent investment must be at least $50. Each subsequent investment in the Loomis-Sayles Tax-Managed Equity Fund must be at least $50,000. Loomis Sayles Funds may waive these minimums in its sole discretion.

In our continuing effort to reduce your Fund's expenses and amount of mail that you receive from Loomis Sayles Funds, we will mail only a single copy of prospectuses, proxy statement and financial reports to your household. Additional copies may be obtained by calling 1-800-633-3330.

This program will continue in effect unless you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each Fund you own in the future, please call us at the telephone number above or mail your written request to Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 61421-9594 and we will resume separate mailings within 30 days.

HOW TO REDEEM SHARES

You can redeem shares of each Fund any day the NYSE is open either through your financial advisor or directly from the Fund. If you are redeeming shares that you purchased within the past 15 days by check or periodic account investment, your redemption will be delayed until your payment for the shares clears.

Your redemptions generally will be sent to you via first class mail on the business day after your request is received in good order. Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, each Fund reserves the right to redeem shares in kind.

 . REDEMPTIONS THROUGH YOUR FINANCIAL ADVISER Your adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV. Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds on a timely basis and may charge you for his or her services.

 . REDEMPTIONS DIRECTLY FROM THE FUNDS Loomis Sayles Funds must receive your redemption request in proper form before the close of regular trading on the NYSE in order for you to receive that day's NAV.

   You may make redemptions directly from each Fund either by mail or by telephone.

 . BY MAIL Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, social security number, and the number of shares or dollar amount to be redeemed to the following address:

Regular Mail:              Overnight Mail:
Loomis Sayles Funds        Loomis Sayles Funds
P.O. Box 219594            330 West 9th Street
Kansas City, MO 61421-9594 Kansas City, MO 64105-1514

   If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

   All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

 . BY TELEPHONE You may redeem shares by calling Loomis Sayles Funds at
   1-800-633-3330. Proceeds from telephone redemption requests can be wired to your bank account or sent by check in the name of the registered owner(s) to the record address.

   Before Loomis Sayles Funds can wire redemption proceeds to your bank account, you must provide specific wire instructions to Loomis Sayles Funds in writing. A wire fee (currently $5) will be deducted from the proceeds of each wire.

   A telephone redemption request must be received by Loomis Sayles Funds prior to the close of regular trading on the NYSE. If you telephone a redemption request after the NYSE closes or on a day when the NYSE is not open for business, Loomis Sayles Funds cannot accept the request, and you must make a new redemption request during regular trading on the NYSE.

   The maximum value of shares that you may redeem by telephone is $50,000. For your protection, telephone redemption requests will not be permitted if Loomis Sayles Funds or the Fund has been notified of an address change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Loomis Sayles Funds will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

   The telephone redemption privilege may be modified or terminated by the Funds without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.

 . SYSTEMATIC WITHDRAWAL PLAN If the value of your account is $25,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 1-800-633-3330 for more information or to set up a systematic withdrawal plan.

SIGNATURE GUARANTEE You must have your signature guaranteed by a bank, broker-dealer, or other financial institution that can issue a signature guarantee for the following types of redemptions:

.. If you are redeeming shares worth more than $50,000.
.. If you are requesting that the proceeds check be made out to someone other than the registered owner(s) or sent to an address other than the record address.
.. If the account registration has changed within the past 30 days.
.. If you are instructing us to wire the proceeds to a bank account not designated on the application.

The Funds will only accept signature guarantees bearing the STAMP2000 Medallion imprint. Please note that a notary public cannot provide a signature guarantee. This guaranteed signature requirement may be waived by Loomis Sayles Funds in certain cases.

REDEMPTION BY THE FUNDS If you own fewer shares than the minimum set by the Trustees, each Fund may redeem your shares and send you the proceeds.

HOW TO EXCHANGE SHARES

You may exchange Retail Class shares of your Fund, subject to investment minimums, for Retail Class shares of any series of Loomis Sayles Funds I or any series of Loomis Sayles Funds II that offers Retail Class shares without paying a sales charge, if any, or for Class A shares of CDC Nvest Cash Management Trust, a money market fund that is advised by CDC IXIS Asset Management Advisers, L.P., an affiliate of Loomis Sayles. You may exchange Admin Class shares of your Fund, subject to investment minimums, for Admin Class shares of any series of Loomis Sayles Funds I or any series of Loomis Sayles Funds II that offers Admin Class shares without paying a sales charge or for Class A shares of CDC Nvest Cash Management Trust. You may exchange Institutional Class shares of your Fund, subject to investment minimums, for Institutional Class shares of any series of Loomis Sayles Funds I or any series of Loomis Sayles Funds II that offers Institutional Class shares, for Class Y shares of any series of Loomis Sayles Funds I, any series of Loomis Sayles Funds II or any CDC Nvest Fund that offers Class Y shares or for Class A shares of CDC Nvest Cash Management Trust. All exchanges are subject to any restrictions described in the applicable Funds' prospectuses.

The value of Fund shares that you wish to exchange must meet the investment minimum of the new fund. Please call 1-800-633-3330 (option 3) prior to requesting this transaction.

You may make an exchange by sending a signed letter of instruction or by telephone, unless you have elected on your account application to decline telephone exchange privileges.

Please remember that an exchange may be a taxable event for federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.

RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

LIMITS ON FREQUENT TRADING Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Funds and the Distributor may consider to be "market timing."

TRADE ACTIVITY MONITORING Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, a Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

REDEMPTION FEES (for Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles Worldwide Fund) Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Funds currently do not impose a redemption fee on a redemption of:
 . shares acquired by reinvestment of dividends or distributions of a Fund; or . shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or . shares redeemed as part of a systematic withdrawal plan.

The Funds may modify or eliminate these waivers at any time. See the Funds' statement of additional information for more information about exceptions to the redemption fee policy.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each Fund generally declares and pays such dividends annually. Each Fund also distributes all of its net capital gains realized after applying any capital loss carry forwards. Any capital gain distributions normally are made annually, but may be made more frequently as deemed advisable by the Trustees and as permitted by applicable law. The Trustees may change the frequency with which each Fund declares or pays dividends.

You may choose to:

.. Reinvest all distributions in additional shares.
.. Have checks sent to the address of record for the amount of distribution or have the distribution transferred through Automated Clearing House ("ACH") to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state, or local tax consequences.

Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Funds for investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in a Fund) from such a plan.

The tax status of a Fund's earnings you receive and your own transactions in Fund shares generally depends on their type. Distributions from a Fund representing gains from the sale of securities held by the Fund for more than one year or from qualified dividend income generally are taxed at capital gain rates. Distributions from a Fund representing gains from the sale of securities held by the Fund for one year or less and all other taxable income generally are taxed at ordinary income rates. Shareholder transactions in a Fund's shares resulting in gains from selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If you invest right before a Fund pays a dividend, you will be getting some of your investment back as a taxable dividend. You can avoid this, if you choose, by investing after the Fund has paid a dividend. Investors in tax-advantaged retirement accounts do not need to be concerned about this.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from qualified dividend income will be taxed in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities or, generally, income from real estate investment trusts. In addition, for a distribution to be eligible for treatment as qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. For more information, see the Statement of Additional Information, under "Distribution and Taxes."

Distributions of investment income and capital gains are taxable whether you receive them in cash or reinvest them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above.

A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

A Fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments, including times when it may not be advantageous to do so, in order to satisfy its mandatory distribution requirements. A Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in such Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

                      THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with each Fund's financial statements, is included in the Funds' annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

FINANCIAL HIGHLIGHTS


                              Income (Loss) from
                            Investment Operations:             Less Distributions:
                    -------------------------------------  ---------------------------
          Net asset    Net        Net realized    Total      Dividends    Distributions
           value,   investment   and unrealized    from         from        from net
          beginning   income     gain (loss) on investment net investment   realized
          of period   (loss)      investments   operations     income     capital gains
---------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND

INSTITUTIONAL CLASS
9/30/2003  $10.70     $(0.10)(c)    $  3.09      $  2.99        $--          $   --
9/30/2002   13.56      (0.13)(c)      (2.73)       (2.86)        --              --
9/30/2001   47.71      (0.20)(c)     (33.43)      (33.63)        --           (0.52)
9/30/2000   20.08      (0.26)(c)      29.11        28.85         --           (1.22)
9/30/1999   10.51      (0.09)(c)      10.05         9.96         --           (0.39)

RETAIL CLASS
9/30/2003   10.55      (0.13)(c)       3.04         2.91         --              --
9/30/2002   13.41      (0.16)(c)      (2.70)       (2.86)        --              --
9/30/2001   47.33      (0.25)(c)     (33.15)      (33.40)        --           (0.52)
9/30/2000   19.99      (0.38)(c)      28.94        28.56         --           (1.22)
9/30/1999   10.49      (0.14)(c)      10.03         9.89         --           (0.39)

SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS
9/30/2003  $ 6.35     $(0.06)(c)    $  2.30      $  2.24        $--          $   --
9/30/2002    8.83      (0.08)(c)      (2.40)       (2.48)        --              --
9/30/2001   26.98      (0.12)(c)     (17.06)      (17.18)        --           (0.97)
9/30/2000   16.74      (0.16)(c)      10.40        10.24         --              --
9/30/1999    9.83      (0.08)          6.99         6.91         --              --

RETAIL CLASS
9/30/2003    6.26      (0.08)(c)       2.27         2.19         --              --
9/30/2002    8.72      (0.10)(c)      (2.36)       (2.46)        --              --
9/30/2001   26.74      (0.15)(c)     (16.90)      (17.05)        --           (0.97)
9/30/2000   16.65      (0.24)(c)      10.33        10.09         --              --
9/30/1999    9.80      (0.08)          6.93         6.85         --              --

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

                                                 Ratios to Average Net Assets:
-------------                                 ---------------------------------   ---------
              Net asset           Net assets,
               value,               end of                                        Portfolio
    Total      end of     Total     period        Net      Gross   Net investment turnover
distributions  period   Return(a)    (000)    Expenses(b) Expenses income (loss)    rate
-------------------------------------------------------------------------------------------

   $   --      $13.69      27.9%   $ 23,866      1.00%      1.23%      (0.88)%       248%
       --       10.70     (21.1)     13,421      1.00       1.31       (0.91)        220
    (0.52)      13.56     (71.1)     16,347      1.00       1.13       (0.75)        258
    (1.22)      47.71     147.8      62,364      1.00       1.11       (0.66)        191
    (0.39)      20.08      97.9      13,308      1.00       2.96       (0.56)        199

       --       13.46      27.6      32,813      1.25       1.47       (1.13)        248
       --       10.55     (21.3)     26,885      1.25       1.45       (1.16)        220
    (0.52)      13.41     (71.2)     41,456      1.25       1.37       (1.01)        258
    (1.22)      47.33     147.0     110,824      1.25       1.35       (0.89)        191
    (0.39)      19.99      97.5       1,175      1.25       9.05       (0.80)        199


   $   --      $ 8.59      35.3%   $ 22,519      1.00%      1.19%      (0.91)%       190%
       --        6.35     (28.1)     42,415      1.00       1.07       (0.90)        162
    (0.97)       8.83     (65.2)    124,479      0.99       0.99       (0.74)        140
       --       26.98      61.2     262,147      0.92       0.92       (0.62)        170
       --       16.74      70.3      81,132      1.00       1.11       (0.80)        163

       --        8.45      35.0      30,345      1.25       1.43       (1.17)        190
       --        6.26     (28.2)     32,135      1.25       1.33       (1.15)        162
    (0.97)       8.72     (65.3)     50,197      1.25       1.26       (1.01)        140
       --       26.74      60.6      69,416      1.23       1.23       (0.92)        170
       --       16.65      69.9       6,032      1.25       1.80       (1.04)        163

FINANCIAL HIGHLIGHTS

                    Income (Loss) From Investment Operations:     Less Distributions:
                    ---------------------------------------   ---------------------------
          Net asset     Net          Net realized    Total      Dividends    Distributions
           value,    investment     and unrealized    from         from        from net
          beginning    income       gain (loss) on investment net investment   realized
          of period    (loss)        investments   operations     income     capital gains
------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND

INSTITUTIONAL CLASS
9/30/2003  $17.28     $ 0.05(c)         $ 4.01       $ 4.06       $   --        $   --
9/30/2002   19.89       0.10(c)          (0.36)       (0.26)       (0.11)        (2.24)
9/30/2001   20.42       0.16(c)           0.60         0.76        (0.20)        (1.09)
9/30/2000   17.33       0.14(c)           3.36         3.50        (0.14)        (0.27)
9/30/1999   15.60       0.16              1.83         1.99        (0.12)        (0.14)

RETAIL CLASS
9/30/2003   17.25       0.00(c)(d)        4.00         4.00           --            --
9/30/2002   19.85       0.05(c)          (0.35)       (0.30)       (0.06)        (2.24)
9/30/2001   20.38       0.11(c)           0.60         0.71        (0.15)        (1.09)
9/30/2000   17.28       0.10(c)           3.36         3.46        (0.09)        (0.27)
9/30/1999   15.57       0.09              1.84         1.93        (0.08)        (0.14)

ADMIN CLASS
9/30/2003   17.20      (0.05)(c)          3.98         3.93           --            --
9/30/2002   19.80       0.00(c)(d)       (0.35)       (0.35)       (0.01)        (2.24)
9/30/2001   20.34       0.05(c)           0.60         0.65        (0.10)        (1.09)
9/30/2000   17.24       0.04(c)           3.37         3.41        (0.04)        (0.27)
9/30/1999   15.54       0.04              1.83         1.87        (0.03)        (0.14)



(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Amount is less than $0.01 per share.

                                                 Ratios to Average Net Assets:
-------------                                 ----------------------------------
              Net asset           Net assets,
               value,               end of                                        Portfolio
    Total      end of     Total     period        Net      Gross   Net investment turnover
distributions  period   Return(a)    (000)    Expenses(b) Expenses income (loss)    rate
-------------------------------------------------------------------------------------------

   $   --      $21.34     23.5%    $289,945      0.90%      0.94%       0.26%         74%
    (2.35)      17.28     (2.6)     234,370      0.94       0.96        0.48          86
    (1.29)      19.89      3.9      215,439      0.98       0.98        0.76          98
    (0.41)      20.42     20.7      214,919      0.93       0.93        0.76         102
    (0.26)      17.33     12.8      301,496      0.90       0.90        0.87         113

       --       21.25     23.2      140,152      1.15       1.20       (0.01)         74
    (2.30)      17.25     (2.8)      86,816      1.19       1.20        0.22          86
    (1.24)      19.85      3.6       97,544      1.22       1.22        0.51          98
    (0.36)      20.38     20.4       92,698      1.17       1.17        0.53         102
    (0.22)      17.28     12.4       75,302      1.20       1.20        0.57         113

       --       21.13     22.9       37,411      1.40       1.47       (0.27)         74
    (2.25)      17.20     (3.0)      24,655      1.44       1.53       (0.01)         86
    (1.19)      19.80      3.3       16,471      1.50       1.59        0.23          98
    (0.31)      20.34     20.1       11,391      1.50       1.68        0.21         102
    (0.17)      17.24     12.0        4,863      1.50       1.70        0.30         113

FINANCIAL HIGHLIGHTS

                     Income (Loss) From Investment Operations:     Less Distributions:
                     ----------------------------------------  ---------------------------
           Net asset    Net        Net realized                  Dividends    Distributions
            value,   investment   and unrealized   Total from       from        from net
           beginning   income     gain (loss) on   investment  net investment   realized
           of period   (loss)      investments     operations      income     capital gains
-------------------------------------------------------------------------------------------

TAX-MANAGED EQUITY FUND
9/30/2003   $ 6.78     $0.06(c)       $ 0.85         $ 0.91        $(0.03)       $   --
9/30/2002     7.67      0.06(c)        (0.81)         (0.75)        (0.14)           --
9/30/2001    11.16      0.12(c)        (1.60)         (1.48)        (0.09)        (1.92)
9/30/2000    13.46      0.12            2.43           2.55         (0.07)        (4.78)
9/30/1999    13.59      0.04            3.87           3.91         (0.10)        (3.94)

VALUE FUND
9/30/2003   $11.17     $0.15(c)       $ 2.29         $ 2.44        $(0.09)       $   --
9/30/2002    13.90      0.13(c)        (2.42)         (2.29)        (0.16)        (0.28)
9/30/2001    15.12      0.14(c)        (1.19)         (1.05)        (0.17)           --
9/30/2000    16.54      0.17            0.41           0.58         (0.15)        (1.85)
9/30/1999    16.85      0.22            1.53           1.75         (0.24)        (1.82)

WORLDWIDE FUND
9/30/2003   $ 7.53     $0.32(c)       $ 1.74         $ 2.06        $(0.27)       $   --
9/30/2002+    8.48      0.35(c)        (0.55)         (0.20)        (0.75)           --
9/30/2001    13.93      0.65(c)        (2.44)         (1.79)        (0.35)        (3.31)
9/30/2000    10.28      0.58(c)         4.02           4.60         (0.48)        (0.47)
9/30/1999     8.79      0.50            1.82           2.32         (0.44)        (0.39)


(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period . + As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the impact to the Fund's per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund decreased from 4.29% to 4.26% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

                                                              Ratios to Average Net Assets:
-------------                                                 ----------------------------
              Net asset             Net assets,                           Net
               value,                 end of                           investment Portfolio
    Total      end of     Total       period        Net        Gross     income   turnover
distributions  period   Return/(a)/    (000)    Expenses/(b)/ Expenses   (loss)     rate
-------------------------------------------------------------------------------------------

   $(0.03)     $ 7.66      13.5%      $ 2,490       0.65%       1.82%     0.81%      200%
    (0.14)       6.78     (10.1)       17,426       0.65        1.14      0.72       188
    (2.01)       7.67     (15.9)       19,211       0.65        1.05      1.29       300
    (4.85)      11.16      25.3        23,718       0.65        0.95      1.00       356
    (4.04)      13.46      31.7        21,886       0.65        1.00      0.30       250

   $(0.09)     $13.52      22.0%      $37,959       0.85%       0.92%     1.23%       56%
    (0.44)      11.17     (17.2)       33,025       0.85        0.90      0.90        66
    (0.17)      13.90      (7.1)       39,549       0.85        0.96      0.87        90
    (2.00)      15.12       3.6        38,792       0.85        0.89      0.87        73
    (2.06)      16.54      10.5        66,726       0.78        0.78      1.20        59

   $(0.27)     $ 9.32      28.0%      $10,499       1.00%       2.23%     3.81%       94%
    (0.75)       7.53      (3.0)        8,340       1.00        2.43      4.26       113
    (3.66)       8.48     (15.0)        8,528       1.00        2.58      6.85       160
    (0.95)      13.93      46.5         9,748       1.00        2.48      4.26       183
    (0.83)      10.28      27.8         6,233       1.00        3.46      5.07       165

FOR MORE INFORMATION ABOUT THE FUNDS:

The Funds' statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Funds' investments. The SAI, the auditor's report, and the most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

You may get free copies of these materials, request other information about the Funds described in this Prospectus and other Loomis Sayles Funds or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles Funds' web site at http://www.loomissayles.com, or by calling Loomis Sayles Funds toll-free at 1-800-633-3330.

You may review and copy information about each Fund, including its reports and SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Funds on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Funds, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Funds' file numbers as set forth below.

CDC IXIS Asset Management Distributors, L.P. (CID), and other firms selling shares of CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

CID distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning CID or any of its representatives or associated persons, please direct it to CDC IXIS Asset Management Distributors, L.P., Attn:
Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston, MA 02116 or call us at 800-225-5478.

[LOGO] Loomis Sayles
    Loomis Sayles Funds
    P.O. Box 219594
    Kansas City, MO 61421-9594
    1-800-633-3330
    www.loomissayles.com

Loomis Sayles Funds I
File No. 811-8282
Loomis Sayles Funds II
File No. 811-6241                                                 M-LSEF51-0204

                                       [GRAPHIC]


                                       [GRAPHIC]




                                         LOOMIS SAYLES BENCHMARK CORE BOND FUND

                                                        LOOMIS SAYLES BOND FUND

                                                 LOOMIS SAYLES GLOBAL BOND FUND

[LOGO]  Loomis Sayles Funds

                                                  PROSPECTUS . FEBRUARY 1, 2004

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY
 Loomis Sayles Benchmark Core Bond Fund                 1
 Loomis Sayles Bond Fund                                4
 Loomis Sayles Global Bond Fund                         8
 Summary of Principal Risks                            11

EXPENSES OF THE FUNDS                                  14

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS
  AND RISK CONSIDERATIONS                              16

MANAGEMENT                                             27
 Investment Adviser                                    27
 Portfolio Managers                                    27
 Distribution Plans and Administrative and Other Fees  28

GENERAL INFORMATION                                    29
 How Fund Shares Are Priced                            29
 Accessing Your Account Information                    30
 How to Purchase Shares                                31
 How to Redeem Shares                                  33
 How to Exchange Shares                                35
 Restrictions on Buying, Selling and Exchanging Shares 36
 Dividends and Distributions                           37
 Tax Consequences                                      38

FINANCIAL HIGHLIGHTS                                   40

APPENDIX A                                             46

You can lose money by investing in a Fund. A Fund may not achieve its objective and is not intended to be a complete investment program. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY

LOOMIS SAYLES BENCHMARK CORE BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its assets in fixed income securities. In accordance with applicable Securities and Exchange ("SEC") requirements, the Fund will notify shareholders prior to any change in such policy taking effect. The Fund invests primarily in investment grade fixed income securities (including government, corporate, mortgage-backed and asset-backed securities). The Fund may invest in fixed income securities of any maturity.

Loomis Sayles allocates the Fund's assets across various segments of the investment grade bond market in proportions that are generally similar to the weightings of such segments in the Lehman Brothers Aggregate Bond Index (the "Index"). Loomis Sayles seeks to create a portfolio that is generally similar to the Index with respect to such key investment attributes as duration, cash flows, industry sectors, credit quality and call protection. Within that context, Loomis Sayles selects securities that it believes are best positioned to outperform the relevant market segment. In making this determination Loomis Sayles will consider, among other things, the financial strength of a particular issuer, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments. The Fund's investments in a particular segment, asset class, or issuer may exceed or be less than those of the Index, and, accordingly, the Fund's performance will vary from that of the Index.

The Fund may invest up to 20% of its assets in foreign securities, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The Fund also may invest in U.S. Government securities, mortgage-backed securities, asset-backed securities, real estate investment trusts, collateralized mortgage obligations, and Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
.. emerging markets risk - risk that the Fund's investment may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.

.. foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed income securities with relatively longer durations than for funds that invest in fixed income securities with shorter durations.
.. management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
.. market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.1

                                    [CHART]

RETURN

1997/2/   1998  1999   2000  2001  2002   2003
-------   ----  -----  ----  ----  ----  -----
9.22%     8.33% -2.15% 9.54% 8.45% 8.40% 3.62%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 4.41% (First quarter 2001), and the Fund's worst quarter was down 1.31% (Second quarter 1999).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Lehman Brothers Aggregate Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs and is included to facilitate your comparison of the Fund's performance to a broad-based market index.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20031

-------------------------------------------------------------------------------------------
                                                                                   Since
                                                                                 Inception
                                                                  1 Year 5 Years (4/24/96)2
-------------------------------------------------------------------------------------------
LOOMIS SAYLES BENCHMARK CORE BOND FUND
RETURN BEFORE TAXES
   Institutional Class                                            3.62%   5.48%     6.54%
   Retail Class                                                   3.29%   5.20%     6.25%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)3
   Return After Taxes on Distributions                            1.88%   2.96%     4.09%
   Return After Taxes on Distributions and Sale of Fund Shares    2.35%   3.09%     4.06%
LEHMAN BROTHERS AGGREGATE INDEX                                   4.10%   6.62%    7.51%4
(Index returns reflect no deduction for fees, expenses or taxes)

For periods before the inception of Retail Class shares (April 30, 2002) performance shown for Retail Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail Class shares.

1 The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 The Fund was registered under the Investment Company Act of 1940 and commenced operations on April 24, 1996. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
4 Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2003.

LOOMIS SAYLES BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its assets in fixed income securities. In accordance with applicable Securities and Exchange Commission (the "SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund invests primarily in investment grade fixed income securities, although it may invest up to 35% of its assets in lower rated fixed income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer of the security, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, real estate investment trusts, Rule 144A securities, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, and swap transactions.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
.. currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. emerging markets risk - risk that the Fund's investment may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
.. foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed income securities with relatively longer durations than for funds that invest in fixed income securities with shorter durations.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
.. management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
.. market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1, 2/

                                    [CHART]

RETURN

1994   1995   1996   1997   1998  1999  2000  2001  2002   2003
-----  -----  -----  -----  ----  ----  ----  ----  -----  -----
-4.07% 31.96% 10.29% 12.69% 4.70% 4.50% 4.36% 2.66% 13.34% 29.18%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 11.09% (Second quarter 2003), and the Fund's worst quarter was down 5.01% (Third quarter 1998).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Lehman Brothers Government/Credit Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20031,2

-------------------------------------------------------------------------------------------
                                                                                    Since
                                                                                  Inception
                                                          1 Year 5 Years 10 Years (5/16/91)
-------------------------------------------------------------------------------------------
LOOMIS SAYLES BOND FUND
RETURN BEFORE TAXES
   Institutional Class                                    29.18% 10.39%   10.44%   11.84%
   Retail Class                                           28.83% 10.10%   10.17%   11.56%
   Admin Class                                            28.51%  9.85%    9.67%   11.00%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)3
   Return After Taxes on Distributions                    26.34%  7.18%    7.00%    8.23%
   Return After Taxes on Distributions and Sale of
   Fund Shares                                            18.80%  6.80%    6.77%    7.98%
LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX                    4.67%  6.66%    6.98%    7.92%4
(Index returns reflect no deduction for fees, expenses or
taxes)

1 The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 The performance and average annual total returns shown for the Institutional Class, Retail Class and Admin Class shares of the Fund reflect the results of shares of the Loomis Sayles Bond Fund, a series of Loomis Sayles Funds II, the Fund's predecessor (the "Predecessor Bond Fund") through September 12, 2003. The assets and liabilities of the Predecessor Bond Fund reorganized into the Fund, a series of Loomis Sayles Funds I, on September 12, 2003. For the periods before the inception of the Retail Class shares (December 31, 1996) and

Admin Class shares (January 2, 1998) of the Predecessor Bond Fund, performance shown for those Classes is based on the performance of the Predecessor Bond Fund's Institutional Class shares, adjusted to reflect the higher fees paid by the Retail Class and Admin Class shares of the Predecessor Bond Fund. Institutional Class shares of the Predecessor Bond Fund commenced operations on May 16, 1991.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
4 Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2003.

LOOMIS SAYLES GLOBAL BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of high current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its assets in fixed income securities. In accordance with applicable Securities and Exchange Commission (the "SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund invests primarily in investment grade fixed income securities worldwide, although it may invest up to 20% of its assets in lower rated fixed income securities ("junk bonds"). Securities held by the Fund may be denominated in any currency and may be of issuers located in countries with emerging securities markets. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates, and Loomis Sayles' expectations regarding general trends in interest rates.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles it believes are improving. Second, Loomis Sayles analyzes political, economic, and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Third, if a security that is believed to be attractive is denominated in a foreign currency, Loomis Sayles analyzes whether to accept or to hedge the currency risk.

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, Rule 144A securities, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, and swap transactions.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
.. currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. emerging markets risk - risk that the Fund's investment may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.

.. foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed income securities with relatively longer durations than for funds that invest in fixed income securities with shorter durations.
.. management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
.. market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1, 2/

                                    [CHART]

RETURN

1994   1995   1996   1997  1998   1999  2000   2001  2002   2003
-----  -----  -----  ----  -----  ----  -----  ----  -----  -----
-8.72% 23.91% 15.02% 2.31% 10.59% 3.82% -0.34% 5.11% 20.40% 29.25%


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 9.66% (Fourth quarter 1998), and the Fund's worst quarter was down 6.27% (Second quarter 1994).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Citigroup World Government Bond Index, a capitalization-weighted unmanaged index that tracks the performance of 14 government bond markets, and the Lehman Brothers Global Aggregate Index, an index that covers the most liquid portion of the global investment grade fixed-income bond market. These indices are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Fund's performance to broad-based market indices.

        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20031,2

-------------------------------------------------------------------------------------------
                                                                                    Since
                                                                                  Inception
                                                          1 Year 5 Years 10 Years (5/10/91)
-------------------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND
RETURN BEFORE TAXES
   Institutional Class                                    21.25%  9.69%   8.86%     9.52%
   Retail Class                                           20.99%  9.42%   8.68%     9.37%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)3
   Return After Taxes on Distributions                    19.60%  7.80%   6.72%     7.25%
   Return After Taxes on Distributions and Sale of
   Fund Shares                                            13.80%  7.14%   6.31%     6.87%
CITIGROUP WORLD GOVERNMENT BOND INDEX                     14.91%  5.75%   6.79%     8.04%4
LEHMAN BROTHERS GLOBAL AGGREGATE INDEX                    12.51%  5.43%   6.82%     7.83%4
(Index returns reflect no deduction for fees, expenses or
taxes)


1 The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 The Performance and average annual total returns shown for the Institutional Class and Retail Class shares of the Fund reflect the results of shares of the corresponding class of the Loomis Sayles Global Bond Fund, a series of Loomis Sayles Funds II, the Fund's predecessor (the "Predecessor Global Bond Fund"), through September 12, 2003. The assets and liabilities of the Predecessor Global Bond Fund reorganized into the Fund, a series of Loomis Sayles Funds I, on September 12, 2003. For the periods before the inception of the Retail Class shares (December 31, 1996) of the Predecessor Global Bond Fund, performance shown for that Class is based on the performance of the Predecessor Global Bond Fund's Institutional Class shares, adjusted to reflect the higher fees paid by the Retail Class shares of the Predecessor Global Bond Fund. Institutional Class shares of the Predecessor Global Bond Fund commenced operations on May 10, 1991.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
4 Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2003.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a Fund's portfolio as a whole. Each Fund could be subject to additional principal risks because the types of investments made by each Fund can change over time.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Funds that may invest in lower rated fixed income securities ("junk bonds") are subject to greater credit risk and market risk than Funds that invest in higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Funds that invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default) may be subject to greater credit risk because of these investments.

Funds that may invest in foreign securities are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Funds that may invest in securities denominated in, or receive revenues in, foreign currency are subject to currency risk.

DERIVATIVES RISK

The Funds may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Funds also may use derivatives to earn income, enhance yield, or broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. If a Fund uses derivatives, it also faces additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire foreign investment.

Funds that invest in emerging markets may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund's investments to decline.

Even Funds that generally invest a significant portion of their assets in high quality fixed income securities are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in lower rated fixed income securities ("junk bonds") or comparable unrated securities. Interest rate risk also is greater for Funds that generally invest in fixed income securities with longer maturities or durations than for Funds that invest in fixed income securities with shorter maturities or durations.

Interest rate risk is compounded for Funds when they invest a significant portion of their assets in mortgage-related or asset-backed securities because the value of mortgage related and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of these securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously investment in these types of securities in fixed income securities with lower interest rates.

Each Fund also faces increased interest rate risk when it invests in fixed income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed income securities paying non-cash interest in the form of other fixed income securities.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded. Funds face this risk if they create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

MARKET RISK

This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's stock may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed income securities to actual or perceived changes in the company's financial condition or prospects.

EXPENSES OF THE FUNDS

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                               MAXIMUM SALES CHARGE                   REDEMPTION FEE
                                  (LOAD) IMPOSED      MAXIMUM        (AS A PERCENTAGE
                                   ON PURCHASES       DEFERRED          OF AMOUNT
                               (AS A PERCENTAGE OF  SALES CHARGE       REDEEMED, IF
FUND/CLASS                       OFFERING PRICE)       (LOAD)          APPLICABLE)
------------------------------------------------------------------------------------------
LOOMIS SAYLES BENCHMARK CORE
BOND FUND
  Institutional Class                  None             None     None
  Retail Class                         None             None     None
------------------------------------------------------------------------------------------
LOOMIS SAYLES BOND FUND
  Institutional Class                  None             None     2% of redemption
                                                                 proceeds on shares
                                                                 held for 60 days or less*
  Retail Class                         None             None     2% of redemption
                                                                 proceeds on shares
                                                                 held for 60 days or less*
  Admin Class                          None             None     2% of redemption
                                                                 proceeds on shares
                                                                 held for 60 days or less*
------------------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND
  Institutional Class                  None             None     2% of redemption
                                                                 proceeds on shares
                                                                 held for 60 days or less*
  Retail Class                         None             None     2% of redemption
                                                                 proceeds on shares
                                                                 held for 60 days or less*
------------------------------------------------------------------------------------------

 * Will be charged on redemptions and exchanges of shares held for 60 days or less.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                           TOTAL
                                                          ANNUAL      FEE
                                   DISTRIBUTION            FUND     WAIVER/
                        MANAGEMENT   (12B-1)     OTHER   OPERATING REIMBURSE-    NET
FUND/CLASS                 FEES        FEES     EXPENSES EXPENSES    MENT*    EXPENSES*
---------------------------------------------------------------------------------------
LOOMIS SAYLES
BENCHMARK CORE BOND
FUND
  Institutional Class     0.30%       0.00%       0.78%    1.08%      0.63%     0.45%
  Retail Class            0.30%       0.25%      40.63%   41.18%     40.48%     0.70%
---------------------------------------------------------------------------------------
LOOMIS SAYLES BOND
FUND
  Institutional Class     0.60%       0.00%       0.18%    0.78%      0.03%     0.75%
  Retail Class            0.60%       0.25%       0.22%    1.07%      0.07%     1.00%
  Admin Class             0.60%       0.25%       0.55%*   1.40%      0.15%     1.25%
---------------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL
BOND FUND
  Institutional Class     0.60%       0.00%       0.34%    0.94%      0.04%     0.90%
  Retail Class            0.60%       0.25%       0.36%    1.21%      0.06%     1.15%
---------------------------------------------------------------------------------------

1 Loomis Sayles has given a binding undertaking to limit the amount of this Fund's total fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organization and extraordinary expenses, to 0.45% and 0.75% annually of this Fund's average daily net assets for Institutional shares and Retail shares, respectively. This undertaking is in effect through January 31, 2005 and will be reevaluated on an annual basis.

2 Loomis Sayles has given a binding undertaking to limit the amount of this Fund's total fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organization and extraordinary expenses, to 0.75%, 1.00% and 1.25% annually of this Fund's average daily net assets for Institutional shares, Retail shares and Admin. shares respectively. This undertaking is in effect through January 31, 2005 and will be evaluated on an annual basis.
3 Loomis Sayles has given a binding undertaking to limit the amount of this Fund's total fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organization and extraordinary expenses, to 0.90% and 1.15% annually of this Fund's average daily net assets for Institutional shares and Retail shares, respectively. This undertaking is in effect through January 31, 2005 and will be reevaluated on an annual basis.
 * Other expenses include an administrative fee of 0.25% for Admin Class shares.

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


FUND/CLASS                             1 YEAR* 3 YEARS* 5 YEARS* 10 YEARS*
--------------------------------------------------------------------------
LOOMIS SAYLES BENCHMARK CORE BOND FUND
  Institutional Class                   $ 46    $  281   $  534   $1,260
  Retail Class                          $ 72    $5,835   $8,182   $9,625
--------------------------------------------------------------------------
LOOMIS SAYLES BOND FUND
  Institutional Class                   $ 77    $  246   $  430   $  963
  Retail Class                          $102    $  333   $  583   $1,218
  Admin Class                           $127    $  428   $  752   $1,299
--------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND
  Institutional Class                   $ 92    $  296   $  516   $1,151
  Retail Class                          $117    $  378   $  659   $1,461
--------------------------------------------------------------------------

 * The example is based on the Net Expenses for the 1-year period for each Fund and on the Total Annual Fund Operating Expenses for the remaining years.

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on each Fund's investments and risk considerations. Except where specifically noted elsewhere in this Prospectus, each Fund may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Funds, while others are secondary investment strategies for the Funds.

To the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission (the "SEC"), each Fund may invest any of its daily cash balances in shares of investment companies that are advised by Loomis Sayles or its affiliates (including affiliated money market and short-term bond funds).

Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief that may be granted by the SEC, a Fund may borrow for such purposes from other investment companies advised by Loomis Sayles or its affiliates in an interfund lending program. In such a program, a Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by Loomis Sayles or an affiliate.

ASSET-BACKED SECURITIES

Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the collateralized mortgage obligation (CMO) structure described below. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by a Fund is retired early, the Fund would lose any premium it paid when it acquired the investment, and the Fund might have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

COMMON STOCKS AND OTHER EQUITY SECURITIES

Common stocks, preferred stocks and similar securities, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally.

CONVERTIBLE SECURITIES

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally be directly correlated with the value of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. A Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

FIXED INCOME SECURITIES

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. The net asset value of a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

  INVESTMENT GRADE FIXED INCOME SECURITIES To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

  LOWER RATE FIXED INCOME SECURITIES A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that, at the time a Fund acquires the security, none of the major rating agencies have rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.

  Lower rated fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If a Fund invests in lower rated fixed income securities, a Fund's achievement of its objective may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed income securities. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.

  For more information about the ratings services' descriptions of the various rating categories, see Appendix A. A Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

FOREIGN CURRENCY HEDGING TRANSACTIONS

Foreign currency hedging transactions are an effort to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

Foreign currency transactions involve costs and may result in losses.

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States other than obligations of supranational entities are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of a Fund's assets and a Fund's income available for distribution.

In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

In determining whether to invest assets of the Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, such as Government National Mortgage Association ("GNMA") certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Certain Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade among nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of a supranational entity are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."

OPTIONS AND FUTURES TRANSACTIONS

Options and futures transactions involve a Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. Each Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity.

The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of each Fund. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

REAL ESTATE INVESTMENT TRUSTS RISK

Real estate investment trusts ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities.

A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

REPURCHASE AGREEMENTS

In a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Funds' trustees, that a particular issue of Rule 144A securities is liquid.

SECURITIES LENDING

Securities lending involves a Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

SWAP TRANSACTIONS

A Fund may enter into interest rate or currency swaps to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A swap transaction involves an agreement (typically with a bank or a brokerage firm as counter party) to exchange two streams of payments (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, each Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

U.S. GOVERNMENT SECURITIES

U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not.

Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

Some U.S. Government securities, such as GNMA certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If a Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though a Fund holding TIPS will not receive cash representing the increase at that time. As a result, such Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company. See the Statement of Additional Information, under "Distribution and Taxes."

In addition to investing directly in U.S. Government securities, a Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

WHEN-ISSUED SECURITIES
A when-issued security involves a Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

ZERO COUPON SECURITIES

Zero coupon securities are fixed income securities that accrue interest at a specified rate, but do not pay interest in cash on a current basis. If a Fund invests in zero coupon securities, it is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

MANAGEMENT

INVESTMENT ADVISER

The Board of Trustees oversees each Fund and supervises the Funds' investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for each Fund and for managing each Fund's other affairs and business, including providing executive and other personnel for the management of each Fund.

As previously described in the "Expenses of the Funds" section, each Fund during the fiscal year ended September 30, 2003 paid Loomis Sayles a monthly investment advisory fee, also known as a management fee, for these services. These fees are expressed as a percentage of the Fund's average net assets:


FUND                                     MANAGEMENT FEE
----------------------------------------------------------
Loomis Sayles Benchmark Core Bond Fund 0.00%(after waiver)
----------------------------------------------------------
Loomis Sayles Bond Fund                       0.60%
----------------------------------------------------------
Loomis Sayles Global Bond Fund                0.60%
----------------------------------------------------------

Certain expenses incurred by each Fund would have been higher if not for Loomis Sayles' contractual obligation to limit the Funds' expenses through January 31, 2005.

PORTFOLIO MANAGERS

The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except where noted, each portfolio manager has been employed by Loomis Sayles for at least five years.

LOOMIS SAYLES BENCHMARK CORE BOND FUND Kurt L. Wagner and Clifton Rowe, Vice Presidents of Loomis Sayles, have served as co-portfolio managers of the Fund since May 2002 and February 2003, respectively. Mr. Rowe joined Loomis Sayles in 1992 and Mr. Wagner joined Loomis Sayles in 1994.

LOOMIS SAYLES BOND FUND Daniel J. Fuss, Executive Vice President of Loomis Sayles Funds and Vice Chairman of Loomis Sayles, has served as portfolio manager of the Fund since its inception in 1991. Kathleen C. Gaffney, Vice President of Loomis Sayles, has served as co-portfolio manager of the Fund since October 1997. Mr. Fuss joined Loomis Sayles in 1976 and Ms. Gaffney joined Loomis Sayles in 1984.

LOOMIS SAYLES GLOBAL BOND FUND Kenneth M. Buntrock and David W. Rolley, Vice Presidents of Loomis Sayles, have served as co-portfolio managers of the Fund since September 2000. Mr. Buntrock joined Loomis Sayles in 1997 and Mr. Rolley joined Loomis Sayles in 1994.

DISTRIBUTION PLANS AND ADMINISTRATIVE AND OTHER FEES

For the Retail and Admin Classes of the Funds, the Funds offering those classes have adopted distribution plans under Rule 12b-1 of the Investment Company Act of 1940 that allow the Funds to pay fees for the sale and distribution of Retail and Admin Class shares and for services provided to shareholders. This 12b-1 fee currently is .25% of a Fund's average daily net assets attributable to the shares of a particular Class. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Admin Class shares of Loomis Bond Fund are offered exclusively through intermediaries, who will be the record owners of the shares. Admin Class shares may pay an administrative fee at an annual rate of up to .25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold these shares.

Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee at an annual rate of up to .25% of the value of Fund shares held for those customers' accounts, although this continuing fee is paid by Loomis Sayles out of its own assets and is not assessed against the Fund.

GENERAL INFORMATION
HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                =   TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITIES
                    ----------------------------------------------------------------------
NET ASSET VALUE                          NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined according to this schedule:

 . A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

 . The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."

 . Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

 . A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

*Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

 . EQUITY SECURITIES -- market price or as provided by a pricing service if market price is unavailable.

 . DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

 . SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) -- amortized cost (which approximates market value).

 . SECURITIES TRADED ON FOREIGN EXCHANGES -- market price on the non-U.S.
   exchange, unless the Fund believes that an occurance after the close of the exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

 . OPTIONS -- last sale price, or if not available, last offering price.

 . FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

 . ALL OTHER SECURITIES -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Funds may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

ACCESSING YOUR ACCOUNT INFORMATION

LOOMIS SAYLES FUNDS WEBSITE You can access our website at www.loomissayles.com to perform transactions, to review your account information, or to obtain a prospectus, an application or periodic reports.

LOOMIS SAYLES AUTOMATED VOICE RESPONSE SYSTEM You have access to your account 24 hours a day by calling Loomis Sayles' automated voice response system at 1-800-633-3330, option 1. Using this customer service option you may review your account balance and Fund prices, order duplicate statements, order duplicate tax forms and obtain wiring instructions.

HOW TO PURCHASE SHARES

You can buy shares of each Fund in several ways:

 . BY MAIL You can buy shares of each Fund by submitting a completed application form, which is available by calling Loomis Sayles Funds at 1-800-633-3330 for the desired Fund or Funds, along with a check payable to Loomis Sayles Funds for the amount of your purchase to:

             Regular Mail:              Overnight Mail:
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 61421-9594 Kansas City, MO 64105-1514

 . THROUGH A FINANCIAL ADVISER Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds. Your financial adviser may charge you for his or her services.

 . THROUGH SYSTEMATIC INVESTING You can make regular investments of $50 or more per month through automatic deductions from your bank checking or savings account. Application forms are available through your financial adviser or by calling Loomis Sayles Funds at 1-800-633-3330.

 . THROUGH A BROKER-DEALER You may purchase shares of the Funds through a broker-dealer that has been approved by CDC IXIS Asset Management Distributors, L.P., which can be contacted at 399 Boylston Street, Boston, MA 02116 (1-800-633-3330). Your broker-dealer may charge you a fee for effecting such transactions.

Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the NYSE for your shares to be bought or sold at the Fund's NAV on that day.

Shares of each Fund may be purchased by (1) check, (2) exchanging securities acceptable to Loomis Sayles Funds, (3) exchanging shares of the same Class of any other Fund, provided the value of the shares exchanged meets the investment minimum of the Fund, or (4) a combination of such methods. The exchange of securities for the shares of the Fund is subject to various restrictions as described in the Statement of Additional Information.

All purchases made by check should be in U.S. dollars and made payable to Loomis Sayles Funds. The Funds will not accept checks made payable to anyone other than

Loomis Sayles Funds (including third party checks) or starter checks. In addition, the Funds will not accept checks drawn on credit card accounts. When you make an investment by check or by periodic account investment, you will not be permitted to redeem that investment until it has cleared or has been in your account for 15 days.

After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above address. Please include either the investment slip detached from your account statement or a note containing the Fund's name, your account number and your name, address, telephone number, and social security number.

You also may wire subsequent investments by using the following wire instructions. Your bank may charge a fee for transmitting funds by wire.

  State Street Bank and Trust Company
  225 Franklin Street
  Boston, MA 02110
  ABA No. 011000028
  DDA 9904-622-9
  (Your account number)
  (Your Name)
  (Name of Fund)

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. In particular, a Fund will ordinarily reject any purchase order that appears to be part of a pattern of transactions intended to take advantage of short-term swings in the market. The Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

Each Fund is required by federal regulations to obtain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. The Funds reserve the right to refuse to open an account, close an account at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity is not verified.

The following table shows the investment minimum for each class of shares of each Fund.


FUND                                   MINIMUM INITIAL INVESTMENT
-----------------------------------------------------------------
                                            Institutional -
                                               $250,000
Loomis Sayles Benchmark Core Bond Fund         Retail -
Loomis Sayles Global Bond Fund                  $2,500
-----------------------------------------------------------------
                                            Institutional -
                                                $25,000
                                               Retail -
                                                $2,500
                                              Admin - No
Loomis Sayles Bond Fund                         Minimum
-----------------------------------------------------------------

Each subsequent investment must be at least $50. Loomis Sayles Funds may waive these minimums in its sole discretion. At the discretion of Loomis, Sayles & Company, L.P., employees and clients of Loomis, Sayles & Company, L.P. may purchase shares of the funds offered through this prospectus below the stated minimums.

Each Fund's shares may be purchased by all types of tax-deferred retirement plans. If you wish to open an individual retirement account (IRA) with a Fund, Loomis Sayles Funds has retirement plan forms available.

In our continuing effort to reduce your Fund's expenses and amount of mail that you receive from Loomis Sayles Funds, we will mail only a single copy of prospectuses, proxy statement and financial reports to your household. Additional copies may be obtained by calling 1-800-633-3330.

This program will continue in effect unless you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each Fund you own in the future, please call us at the telephone number above or mail your written request to Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 61421-9594 and we will resume separate mailings within 30 days.

HOW TO REDEEM SHARES

You can redeem shares of each Fund any day the NYSE is open either through your financial advisor or directly from the Fund. If you are redeeming shares that you purchased within the past 15 days by check or periodic account investment, your redemption will be delayed until your payment for the shares clears.

Your redemptions generally will be sent to you via first class mail on the business day after your request is received in good order. Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, each Fund reserves the right to redeem shares in kind.

REDEMPTIONS THROUGH YOUR FINANCIAL ADVISER Your adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV. Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds on a timely basis and may charge you for his or her services.

REDEMPTIONS DIRECTLY FROM THE FUNDS Loomis Sayles Funds must receive your redemption request in proper form before the close of regular trading on the NYSE in order for you to receive that day's NAV.

You may make redemptions directly from each Fund either by mail or by telephone.

 . BY MAIL Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, social security number, and the number of shares or dollar amount to be redeemed to the following address:

             Regular Mail:              Overnight Mail:
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 61421-9594 Kansas City, MO 64105-1514

   If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

   All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

 . BY TELEPHONE You may redeem shares by calling Loomis Sayles Funds at
   1-800-633-3330. Proceeds from telephone redemption requests can be wired to your bank account or sent by check in the name of the registered owner(s) to the record address.

   Before Loomis Sayles Funds can wire redemption proceeds to your bank account, you must provide specific wire instructions to Loomis Sayles Funds in writing. A wire fee (currently $5) will be deducted from the proceeds of each wire.

   A telephone redemption request must be received by Loomis Sayles Funds prior to the close of regular trading on the NYSE. If you telephone a redemption request after the NYSE closes or on a day when the NYSE is not open for business, Loomis Sayles Funds cannot accept the request, and you must make a new redemption request during regular trading on the NYSE.

   The maximum value of shares that you may redeem by telephone is $50,000. For your protection, telephone redemption requests will not be permitted if Loomis Sayles Funds or the Fund has been notified of an address change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Loomis Sayles Funds will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

   The telephone redemption privilege may be modified or terminated by the Funds without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.

 . SYSTEMATIC WITHDRAWAL PLAN If the value of your account is $25,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 1-800-633-3330 for more information or to set up a systematic withdrawal plan.

SIGNATURE GUARANTEE You must have your signature guaranteed by a bank, broker-dealer, or other financial institution that can issue a signature guarantee for the following types of redemptions:

.. If you are redeeming shares worth more than $50,000.
.. If you are requesting that the proceeds check be made out to someone other than the registered owner(s) or sent to an address other than the record address.
.. If the account registration has changed within the past 30 days.
.. If you are instructing us to wire the proceeds to a bank account not designated on the application.

The Funds will only accept signature guarantees bearing the STAMP2000 Medallion imprint. Please note that a notary public cannot provide a signature guarantee. This guaranteed signature requirement may be waived by Loomis Sayles Funds in certain cases.

REDEMPTION BY THE FUNDS If you own fewer shares than the minimum set by the Trustees, each Fund may redeem your shares and send you the proceeds.

HOW TO EXCHANGE SHARES

You may exchange Retail Class shares of your Fund, subject to investment minimums, for Retail Class shares of any series of Loomis Sayles Funds I or any series of Loomis Sayles Funds II that offers Retail Class shares without paying a sales charge, if any, or for Class A shares of CDC Nvest Cash Management Trust, a money market fund that is advised by CDC IXIS Asset Management Advisers, L.P., an affiliate of Loomis Sayles. You may exchange Admin Class shares of your Fund, subject to investment minimums, for Admin Class shares of any series of Loomis Sayles Funds I or any series of Loomis Sayles Funds II that offers Admin Class shares without paying a sales charge or for Class A shares of CDC Nvest Cash Management Trust. You may exchange Institutional Class shares of your Fund, subject to investment minimums, for Institutional Class shares of any series of Loomis Sayles Funds I or any series of Loomis Sayles Funds II that offers Institutional Class shares, for Class Y shares of any series of Loomis Sayles Funds I, any series of Loomis Sayles Funds II or any CDC Nvest Fund that offers Class Y shares or for Class A shares of CDC Nvest Cash Management Trust. All exchanges are subject to any restrictions described in the applicable Funds' prospectuses.

The value of Fund shares that you wish to exchange must meet the investment minimum of the new fund. Please call 1-800-633-3330 (option 3) prior to requesting this transaction.

You may make an exchange by sending a signed letter of instruction or by telephone, unless you have elected on your account application to decline telephone exchange privileges.

Please remember that an exchange may be a taxable event for federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.

RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

LIMITS ON FREQUENT TRADING Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Funds and the Distributor may consider to be "market timing."

TRADE ACTIVITY MONITORING Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, a Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

REDEMPTION FEES (for Loomis Sayles Bond Fund and Loomis Sayles Global Bond
Fund) Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Funds currently do not impose a redemption fee on a redemption of:
 . shares acquired by reinvestment of dividends or distributions of a Fund; or . shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or . shares redeemed as part of a systematic withdrawal plan.

The Funds may modify or eliminate these waivers at any time. See the Funds' statement of additional information for more information about exceptions to the redemption fee policy.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions normally are made annually, but may be made more frequently as deemed advisable by the Trustees and as permitted by applicable law. The Trustees may change the frequency with which each Fund declares or pays dividends. The table below provides further information about each Fund's dividend policy.


FUND                                         DIVIDEND POLICY
-------------------------------------------------------------------

                                       Generally, declares and pays
Loomis Sayles Bond Fund                    dividends quarterly
-------------------------------------------------------------------

Loomis Sayles Benchmark Core Bond Fund Generally, declares and pays
Loomis Sayles Global Bond Fund              dividends annually
-------------------------------------------------------------------

You may choose to:

.. Reinvest all distributions in additional shares.
.. Have checks sent to the address of record for the amount of distribution or have the distribution transferred through Automated Clearing House ("ACH") to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state, or local tax consequences.

The tax status of a Fund's earnings you receive and your own transactions in Fund shares generally depends on their type. Distributions from a Fund representing gains from the sale of securities held by the Fund for more than one year or from qualified dividend income generally are taxed at capital gain rates. Distributions from a Fund representing gains from the sale of securities held by the Fund for one year or less and all other taxable income generally are taxed at ordinary income rates. Shareholder transactions in a Fund's shares resulting in gains from selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If you invest right before a Fund pays a dividend, you will be getting some of your investment back as a taxable dividend. You can avoid this, if you choose, by investing after the Fund has paid a dividend. Investors in tax-advantaged retirement accounts do not need to be concerned about this.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from qualified dividend income will be taxed in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities or, generally, income from real estate investment trusts. In addition, for a distribution to be eligible for treatment as qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. For more information, see the Statement of Additional Information, under "Distribution and Taxes."

A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

A Fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments, including times when it may not be advantageous to do so, in order to satisfy its mandatory distribution requirements.

A Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in such Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with each Fund's financial statements, is included in the Fund's annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

                      THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

                                Income (Loss) from
                              Investment Operations              Less Distributions
                       -----------------------------------  ---------------------------
             Net asset             Net realized    Total      Dividends    Distributions
              value,      Net     and unrealized    from         from        from net
             Beginning investment gain (loss) on investment net investment   realized
             of period   income    investments   operations     income     capital gains
----------------------------------------------------------------------------------------
BENCHMARK CORE BOND FUND

INSTITUTIONAL CLASS
9/30/2003     $10.59     $0.39(d)     $ 0.11       $ 0.50       $(0.41)       $   --
9/30/2002+     10.80      0.60(d)       0.09         0.69        (0.90)           --
9/30/2001      10.51      0.71(d)       0.47         1.18        (0.89)           --
9/30/2000      10.55      0.69(d)      (0.12)        0.57        (0.61)           --
9/30/1999      11.49      0.61         (0.76)       (0.15)       (0.64)        (0.15)

RETAIL CLASS
9/30/2003     $10.58     $0.37(d)     $ 0.09       $ 0.46       $(0.39)       $   --
9/30/2002+*    10.04      0.20(d)       0.34         0.54           --            --

BOND FUND

INSTITUTIONAL CLASS
9/30/2003     $10.33     $0.78(d)     $ 2.34       $ 3.12       $(0.79)       $   --
9/30/2002++    10.39      0.82(d)      (0.06)        0.76        (0.82)           --
9/30/2001      11.53      0.94(d)      (0.91)        0.03        (1.17)           --
9/30/2000      11.70      0.96         (0.20)        0.76        (0.93)           --
9/30/1999      12.30      0.98         (0.06)        0.92        (1.00)        (0.52)

RETAIL CLASS
9/30/2003     $10.33     $0.75(d)     $ 2.34       $ 3.09       $(0.77)       $   --
9/30/2002++    10.39      0.79(d)      (0.05)        0.74        (0.80)           --
9/30/2001      11.52      0.91(d)      (0.91)        0.00        (1.13)           --
9/30/2000      11.69      0.92         (0.19)        0.73        (0.90)           --
9/30/1999      12.29      0.96         (0.08)        0.88        (0.96)        (0.52)

ADMIN CLASS
9/30/2003     $10.32     $0.72(d)     $ 2.34       $ 3.06       $(0.74)       $   --
9/30/2002++    10.38      0.76(d)      (0.05)        0.71        (0.77)           --
9/30/2001      11.52      0.88(d)      (0.92)       (0.04)       (1.10)           --
9/30/2000      11.69      0.86         (0.16)        0.70        (0.87)           --
9/30/1999      12.28      0.92(d)      (0.06)        0.86        (0.93)        (0.52)

* From commencement of class operations on May 1, 2002 through September 30, 2002. (a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Annualized for periods less than one year. (d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period. + As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Institutional and Retail Classes was a decrease to net investment income by $0.03 and $0.03 per share, respectively, an increase to net realized and unrealized gain (loss) on investments by $0.03 and $0.03 per share, respectively and a decrease to the ratio of net investment income to average net assets from 6.10% to 5.77% and 5.39% to 4.60% respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. ++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debts securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the impact to the Institutional, Retail and Admin Classes per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Institutional, Retail and Admin Classes decreased from 7.77% to 7.76%, 7.53% to 7.51%, 7.24% to 7.22%, respectively, on a annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.


                                                      Ratios to Average Net Assets
-------------                                  ------------------------------------------
              Net assets           Net assets,
                value,               end of                                                Portfolio
    Total       end of     Total     period         Net          Gross     Net investment  turnover
distributions the period return(a)    (000)    expenses(b)(c) expenses(c) income (loss)(c)   Rate
----------------------------------------------------------------------------------------------------

   $(0.41)      $10.68      4.8%   $   18,763       0.45%         1.08%         3.69%         202%
    (0.90)       10.59      6.9        17,594       0.45          1.28          5.77           94
    (0.89)       10.80     11.9        16,476       0.47          1.08          6.78           85
    (0.61)       10.51      5.8        16,107       0.53          0.90          6.74           69
    (0.79)       10.55     (1.4)       22,584       0.65          1.15          6.14           29

   $(0.39)      $10.65      4.5%   $       27       0.70%        41.18%         3.52%         202%
       --        10.58      5.4            13       0.70        214.46          4.60           94


   $(0.79)      $12.66     30.9%   $1,730,165       0.75%         0.78%         6.64%          35%
    (0.82)       10.33      7.5     1,172,286       0.75          0.79          7.76           22
    (1.17)       10.39      0.3     1,383,951       0.75          0.78          8.52           20
    (0.93)       11.53      6.7     1,670,825       0.75          0.76          8.32           17
    (1.52)       11.70      7.6     1,541,834       0.75          0.75          8.15           33

   $(0.77)      $12.65     30.6%   $  143,932       1.00%         1.07%         6.35%          35%
    (0.80)       10.33      7.3        61,845       1.00          1.14          7.51           22
    (1.13)       10.39      0.1        77,035       1.00          1.13          8.28           20
    (0.90)       11.52      6.5        78,039       1.00          1.08          8.10           17
    (1.48)       11.69      7.3        55,490       1.00          1.04          7.90           33

   $(0.74)      $12.64     30.4%   $   12,061       1.25%         1.40%         6.13%          35%
    (0.77)       10.32      7.0         6,383       1.25          1.68          7.22           22
    (1.10)       10.38     (0.3)        5,498       1.25          1.71          8.02           20
    (0.87)       11.52      6.2         3,736       1.25          1.98          7.90           17
    (1.45)       11.69      7.1         1,548       1.25          2.38          7.66           33

FINANCIAL HIGHLIGHTS

                              Income (Loss) from
                            Investment Operations              Less Distributions
                     -----------------------------------  ---------------------------
           Net asset             Net realized    Total      Dividends    Distributions
            value,      Net     and unrealized    from         from        from net
           beginning investment gain (loss) on investment net investment   realized
           of period   income    investments   operations     income     capital gains
--------------------------------------------------------------------------------------
GLOBAL BOND FUND

INSTITUTIONAL CLASS
9/30/2003   $12.68     $0.62(c)     $ 2.25       $ 2.87       $(0.62)       $   --
9/30/2002+   11.08      0.68(c)       0.92         1.60           --            --
9/30/2001    10.93      0.72(c)       0.07         0.79        (0.60)        (0.04)
9/30/2000    12.60      0.76(c)      (1.33)       (0.57)       (0.67)        (0.43)
9/30/1999    11.93      0.79          0.87         1.66        (0.70)        (0.29)

RETAIL CLASS
9/30/2003   $12.62     $0.58(c)     $ 2.24       $ 2.82       $(0.61)       $   --
9/30/2002+   11.06      0.65(c)       0.91         1.56           --            --
9/30/2001    10.91      0.69(c)       0.07         0.76        (0.57)        (0.04)
9/30/2000    12.57      0.73(c)      (1.32)       (0.59)       (0.64)        (0.43)
9/30/1999    11.91      0.76(c)       0.86         1.62        (0.67)        (0.29)


(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period. + As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Institutional and Retail Classes was a decrease to net investment income by $0.01 and $0.01 per share, respectively, an increase to net realized and unrealized gain (loss) on investments by $0.01 and $0.01 per share, respectively and a decrease to the ratio of net investment income to average net assets from 5.89% to 5.78% and 5.63% to 5.53%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.


                                                 Ratios to Average Net Assets
-------------                                 ----------------------------------
              Net asset           Net assets,
               value,               end of                                        Portfolio
    Total      end of     Total     period        Net      Gross   Net investment turnover
distributions  period   Return(a)    (000)    Expenses(b) Expenses     income       rate
-------------------------------------------------------------------------------------------

   $(0.62)     $14.93     23.4%     $83,325      0.90%      0.94%       4.50%        107%
       --       12.68     14.4       44,810      0.90       1.07        5.78          65
    (0.64)      11.08      7.7       37,681      0.90       1.09        6.65          58
    (1.10)      10.93     (5.0)      37,035      0.90       1.12        6.64          17
    (0.99)      12.60     14.2       34,154      0.90       1.10        6.32          42

   $(0.61)     $14.83     23.1%     $55,487      1.15%      1.21%       4.13%        107%
       --       12.62     14.1       12,103      1.15       1.47        5.53          65
    (0.61)      11.06      7.4       10,375      1.15       1.47        6.42          58
    (1.07)      10.91     (5.2)      11,721      1.15       1.51        6.41          17
    (0.96)      12.57     13.8        7,106      1.15       1.61        6.08          42

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & POOR'S AND MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

FOR MORE INFORMATION ABOUT THE FUNDS:

The Funds' statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Funds' investments. The SAI, the auditor's report, and the most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

You may get free copies of these materials, request other information about the Funds described in this Prospectus and other Loomis Sayles Funds or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles Funds' web site at http://www.loomissayles.com, or by calling Loomis Sayles Funds toll-free at 1-800-633-3330.

You may review and copy information about each Fund, including its reports and SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Funds on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Funds, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Funds' file numbers as set forth below.

CDC IXIS Asset Management Distributors, L.P. (CID), and other firms selling shares of CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

CID distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning CID or any of its representatives or associated persons, please direct it to CDC IXIS Asset Management Distributors, L.P., Attn:
Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston, MA 02116 or call us at 800-225-5478.
[LOGO] Loomis Sayles

    Loomis Sayles Funds
    P.O. Box 219594
    Kansas City, MO 61421-9594
    1-800-633-3330
    www.loomissayles.com

Loomis Sayles Funds I                                              M-LSFI51-0204
File No. 811-8282

                                    [GRAPHIC]


                                    [GRAPHIC]



                                              LOOMIS SAYLES MID CAP GROWTH FUND

                                        LOOMIS SAYLES SMALL COMPANY GROWTH FUND

                                      LOOMIS SAYLES CORE PLUS FIXED INCOME FUND

                                                LOOMIS SAYLES FIXED INCOME FUND

                                   LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

                          LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

                               LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

                                  LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND

[LOGO]  Loomis Sayles Funds

                                                  PROSPECTUS . FEBRUARY 1, 2004

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY
  Loomis Sayles Mid Cap Growth Fund                      1
  Loomis Sayles Small Company Growth Fund                4
  Loomis Sayles Core Plus Fixed Income Fund              7
  Loomis Sayles Fixed Income Fund                       10
  Loomis Sayles Institutional High Income Fund          14
  Loomis Sayles Intermediate Duration Fixed Income Fund 18
  Loomis Sayles Investment Grade Fixed Income Fund      21
  Loomis Sayles U.S. Government Securities Fund         24
  Summary of Principal Risks                            27

EXPENSES OF THE FUNDS                                   32

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK
 CONSIDERATIONS                                         34

MANAGEMENT                                              47
  Investment Adviser                                    47
  Portfolio Managers                                    47

GENERAL INFORMATION                                     49
  How Fund Shares are Priced                            49
  Accessing Your Account Information                    51
  How to Purchase Shares                                51
  How to Redeem Shares                                  53
  How to Exchange Shares                                54
  Restrictions on Buying, Selling and Exchanging Shares 55
  Dividends and Distributions                           56
  Tax Consequences                                      56

FINANCIAL HIGHLIGHTS                                    59

APPENDIX A                                              68

You can lose money by investing in a Fund. A Fund may not achieve its objective and is not intended to be a complete investment program. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

LOOMIS SAYLES MID CAP GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its assets in common stocks or other equity securities of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Midcap Growth Index. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest the remainder of its assets in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in real estate investment trusts ("REITs"), securities that are part of initial public offerings ("IPOs") and Rule 144A securities. The Fund may also engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

PRINCIPALRISKS Among the principal risks of investing in the Fund are the following:
.. currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. emerging markets risk - risk that the Fund's investment may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
.. foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.

.. IPO risk - the risk that the value of the Fund's investments will be subject to greater market risk because of public perception and the lack of publicly available information and trading history. This could impact the Fund's performance and result in higher portfolio turnover, which may increase shareholder's tax liability and brokerage expenses.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
.. management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
.. market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund./1/

                                    [CHART]

RETURN

 2002     2003
------    -----
-36.50%   40.81%



The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 19.52% (Second quarter 2003), and the Fund's worst quarter was down 19.83% (Second quarter 2002).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Russell Midcap Growth Index, a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20031

----------------------------------------------------------------------------------
                                                                           Since
                                                                         Inception
                                                                  1 Year (2/28/01)
----------------------------------------------------------------------------------
LOOMIS SAYLES MID CAP GROWTH FUND (RETURN BEFORE TAXES)           40.81%  -13.66%
RETURN AFTER TAXES2
   Return After Taxes on Distributions                            40.81%  -13.66%
   Return After Taxes on Distributions and Sale of Fund Shares    26.53%  -11.36%
RUSSELL MIDCAP GROWTH INDEX                                       42.71%   -1.93%
(Index returns reflect no deduction for fees, expenses or taxes)

1 The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

LOOMIS SAYLES SMALL COMPANY GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest the remainder of its assets in companies of any size, including larger capitalization companies.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in real estate investment trusts ("REITs") and Rule 144A securities. The Fund may also engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. emerging markets risk - risk that the Fund's investment may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
.. foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.

.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
.. management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
.. market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
.. Small capitalization companies risk - the risk that the Fund's investments may be subject to more abrupt price movements, limited markets and less liquidity than investments in larger, more established companies which could adversely affect the value of the portfolio.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund.1

                                    [CHART]

RETURN

 2000     2001     2002     2003
------   ------   ------   ------
-15.42%  -32.34%  -40.12%  46.17%



The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 27.94% (Second quarter 2003), and the Fund's worst quarter was down 30.72% (First quarter 2001).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is comprised of those Russell 2000 companies with higher price-to-book and higher forecasted growth values. These indices are unmanaged, have no operating costs, and are included to facilitate your comparison of the Fund's performance to broad-based market indexes.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20031

----------------------------------------------------------------------------------
                                                                           Since
                                                                         Inception
                                                                  1 Year (5/7/99)
----------------------------------------------------------------------------------
LOOMIS SAYLES SMALL COMPANY GROWTH FUND (RETURN BEFORE TAXES)     46.17%  -2.47%
RETURN AFTER TAXES2
   Return After Taxes on Distributions                            46.17%  -2.57%
   Return After Taxes on Distributions and Sale of Fund Shares    30.01%  -2.12%
RUSSELL 2000 INDEX                                                47.25%   6.97%3
RUSSELL 2000 GROWTH INDEX                                         48.54%  -0.53%3
(Index returns reflect no deduction for fees, expenses or taxes)

1 The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
3 Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2003.

LOOMIS SAYLES CORE PLUS FIXED INCOME FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its assets in fixed income securities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund invests primarily in investment grade fixed income securities, although it may invest up to 25% of its assets in lower rated fixed income securities ("junk bonds"). The Fund typically emphasizes current yield, in addition to undervalued issues and sectors, and generally focuses on relatively higher yielding fixed income securities. The Fund's weighted average duration generally is three to six years.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, yield, coupon rate, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

As part of its investment approach, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Loomis Sayles also analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The Fund also may invest in U.S. Government securities, mortgage-backed securities, asset-backed securities, real estate investment trusts, collateralized mortgage obligations, and Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.

.. foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed income securities with relatively longer durations than for funds that invest in fixed income securities with shorter durations.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
.. lower quality fixed income securities risk - the risk that the Fund's investments may be subject to fixed income securities risk to a greater extent that other fixed income securities. The ability of the issuer's continuing ability to make principal and interest payments is predominant speculative for lower quality fixed income securities.
.. management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
.. market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. mortgage-related securities risk - risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund./1/

                                    [CHART]
RETURN

  2002      2003
 ------    ------
  2.25%     8.13%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 3.71% (Second quarter 2003), and the Fund's worst quarter was down 0.92% (First quarter 2002).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Lehman Brothers Aggregate Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs and is included to facilitate your comparison of the Fund's performance to a broad-based market index.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20031

----------------------------------------------------------------------------------
                                                                           Since
                                                                         Inception
                                                                  1 Year  6/18/01
----------------------------------------------------------------------------------
LOOMIS SAYLES CORE PLUS FIXED INCOME FUND (RETURN BEFORE TAXES)   8.13%    5.28%
RETURN AFTER TAXES2
   Return After Taxes on Distributions                            3.87%    1.84%
   Return After Taxes on Distributions and Sale of Fund Shares    5.23%    2.43%
LEHMAN BROTHERS AGGREGATE INDEX                                   4.10%    7.61%3
(Index returns reflect no deduction for fees, expenses or taxes)

1 The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/3/ Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2003.

LOOMIS SAYLES FIXED INCOME FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its assets in fixed income securities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest up to 35% of its assets in lower rated fixed income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, real estate investment trusts, Rule 144A securities, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, and swap transactions.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
.. currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed income securities with relatively longer durations than for funds that invest in fixed income securities with shorter durations.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
.. lower quality fixed income securities risk - the risk that the Fund's investments may be subject to fixed income securities risk to a greater extent that other fixed income securities. The ability of the issuer's continuing ability to make principal and interest payments is predominant speculative for lower quality fixed income securities.
.. management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
.. market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. mortgage-related securities risk - risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund./1/

                                    [CHART]
RETURN

 1996/2/   1997     1998    1999    2000    2001    2002    2003
--------  -------  ------  ------  ------  ------  ------  ------
 10.22%   13.40%   3.70%   3.75%    3.84%  4.70%   11.52%  30.15%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 12.55% (Second quarter 2003), and the Fund's worst quarter was down 4.39% (Third quarter 1998).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Lehman Brothers Government/Credit Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20031

-------------------------------------------------------------------------------------------
                                                                                   Since
                                                                                 Inception
                                                                  1 Year 5 Years (1/17/95)2
-------------------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUND (RETURN BEFORE TAXES)             30.15% 10.36%    11.70%
RETURN AFTER TAXES3
   Return After Taxes on Distributions                            27.18%  7.18%     8.46%
   Return After Taxes on Distributions and Sale of Fund Shares    19.59%  6.84%     8.10%
LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX                            4.67%  6.66%    8.06%4
(Index returns reflect no deduction for fees, expenses or taxes)

1The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2The Fund was registered under the Investment Company Act of 1940 and commenced operations on January 17, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.
3After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
4Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2003.

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in lower rated fixed income securities ("junk bonds") and other securities that are expected to produce a relatively high level of income (including income producing preferred stocks and common stocks). The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in Canadian securities and up to 50% of its assets in other foreign securities, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, real estate investment trusts, Rule 144A securities, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, and swap transactions.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
.. currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. emerging markets risk - risk that the Fund's investment may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
.. foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed income securities with relatively longer durations than for funds that invest in fixed income securities with shorter durations.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
.. lower quality fixed income securities risk - the risk that the Fund's investments may be subject to fixed income securities risk to a greater extent that other fixed income securities. The ability of the issuer's continuing ability to make principal and interest payments is predominant speculative for lower quality fixed income securities.
.. management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
.. market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. mortgage-related securities risk - risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund.

                                    [CHART]
RETURN

 1997/2/  1998   1999   2000    2001    2002    2003
 -------  -----  -----  -----   ----   ------  ------
 8.84%   -8.87%  15.99% -5.73%  0.23%  -0.20%  48.01%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 15.01% (Second quarter 2003), and the Fund's worst quarter was down 16.42% (Third quarter 1998).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Lehman Brothers High Yield Bond Index and Merrill Lynch High Yield Master Index, each an index that tracks the performance of lower-rated fixed income securities. The indices are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Fund's performance to the broad-based market indices.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20031

-----------------------------------------------------------------------------------------
                                                                                  Since
                                                                                Inception
                                                                 1 Year 5 Years (6/5/96)2
-----------------------------------------------------------------------------------------
LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND
(RETURN BEFORE TAXES)                                            48.01% 10.11%    7.49%
RETURN AFTER TAXES3
   After Taxes on Distributions                                  43.82%  5.48%    2.84%
   After Taxes on Distributions and Sale of Fund Shares          31.20%  5.61%    3.33%
LEHMAN BROTHERS HIGH YIELD BOND INDEX5                           28.97%  5.23%    6.47%4
MERRILL LYNCH HIGH YIELD MASTER INDEX5                           27.23%  5.47%    6.89%4
(Index returns reflect no deduction for fees, expenses or taxes)

1 The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 The Fund was registered under the Investment Company Act of 1940 and commenced operations on June 5, 1996. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
4 Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2003.
5 Effective February 1, 2004, Loomis Sayles has identified Lehman Brothers High Yield Bond Index as the Fund's primary index. The Lehman Brothers High Yield Bond Index replaced the Merrill Lynch High Yield Master Index as the Fund's primary index because Loomis Sayles believes it is more representative of the types of securities in which the Fund can invest.

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

INVESTMENT OBJECTIVE The Fund's investment objective is above-average total return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its assets in fixed income securities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund's weighted average duration generally is two to five years.

The Fund will purchase only investment grade fixed income securities. In the event that the credit rating of a security held by the Fund falls below investment grade (or, in the case of an unrated security, Loomis Sayles determines that the quality of such security has fallen below investment grade), the Fund will not be obligated to dispose of the security and may continue to hold the security if Loomis Sayles believes the investment is appropriate.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, zero coupon securities, mortgage-backed securities, asset-backed securities, real estate investment trusts, Rule 144A securities, and convertible securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
.. emerging markets risk - risk that the Fund's investment may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
.. foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed income securities with relatively longer durations than for funds that invest in fixed income securities with shorter durations.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
.. market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
.. mortgage-related securities risk - risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund.1

                                    [CHART]
RETURN

 1999     2000     2001    2002    2003
------   ------   ------   -----  ------
 3.28%   8.85%    10.08%   4.13%   8.26%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 4.17% (First quarter 2001), and the Fund's worst quarter was down 0.81% (First quarter 2002).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Lehman Brothers Government/Credit Intermediate Index, an index that tracks the performance of government and corporate fixed income securities with an average maturity of one to ten years. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003/1/

------------------------------------------------------------------------------------------
                                                                                   Since
                                                                                 Inception
                                                                  1 Year 5 Years (1/28/98)
------------------------------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND
(RETURN BEFORE TAXES)                                             8.26%   6.89%    6.35%
RETURN AFTER TAX2
   Return After Taxes on Distributions                            6.27%   4.41%    3.87%
   Return After Taxes on Distributions and Sale of Fund Shares    5.33%   4.32%    3.85%
LEHMAN BROTHERS GOVERNMENT/CREDIT INTERMEDIATE INDEX              4.31%   6.65%    6.82%3
(Index returns reflect no deduction for fees, expenses or taxes)

1The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
3 Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2003.

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

INVESTMENT OBJECTIVE The Fund's investment objective is above-average total investment return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its assets in investment grade fixed income securities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds") and up to 10% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, the Fund will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, zero coupon securities, mortgage-backed securities, collateralized mortgage obligations, when-issued securities, real estate investment trusts, and Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed income securities with relatively longer durations than for funds that invest in fixed income securities with shorter durations.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
.. lower quality fixed income securities risk - the risk that the Fund's investments may be subject to fixed income securities risk to a greater extent that other fixed income securities. The ability of the issuer's continuing ability to make principal and interest payments is predominant speculative for lower quality fixed income securities.
.. management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
.. market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund.1

                                    [CHART]

RETURN

 1995/2/   1996/2/  1997/2/   1998    1999    2000    2001   2002   2003
--------  --------  -------  ------  ------  ------  ------  -----  -----
 30.23%    10.91%   10.59%    3.33%   2.48%   9.04%   9.22%  12.55% 24.80%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 11.98% (Second quarter 2003), and the Fund's worst quarter was down 3.67% (Third quarter 1998).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Lehman Brothers Government/Credit Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20031

------------------------------------------------------------------------------------------
                                                                                   Since
                                                                                 Inception
                                                                  1 Year 5 Years (7/1/94)2
------------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
(RETURN BEFORE TAXES)                                             24.80% 11.38%   11.54%
RETURN AFTER TAXES3
   Return After taxes on Distributions                            21.69%  8.34%    8.33%
   Return After taxes on Distributions and Sale of Fund Shares    16.65%  7.88%    7.97%
LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX                            4.67%  6.66%    7.86%4
(Index returns reflect no deduction for fees, expenses or taxes)

1 The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 The Fund was registered under the Investment Company Act of 1940 and commenced operations on July 1, 1994. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
4 Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2003.

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The fund normally will invest at least 80% of its assets in U.S. Government securities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund also invests in certificates representing undivided interests in the interest or principal of U.S. Treasury securities. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, Loomis Sayles' expectations regarding general trends in interest rates and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return on those investments.

The Fund will not invest more than 20% of its net assets (plus borrowings made for investment purposes) in securities that are not backed or guaranteed by the full faith and credit of the U.S. government.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. agency securities risk - assets in agencies of the U.S. government which are guaranteed as to the payment of principal and interest of the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. Please see the Statement of Additional Information (the "SAI") for details.
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed income securities with relatively longer durations than for funds that invest in fixed income securities with shorter durations.
.. management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.

.. market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. nondiversified risk - the Fund's portfolio is not as diversified as some of the other Funds' portfolios, which means that the Fund generally invests more of its assets in a smaller number of issuers. As a result, changes in the value of a single security may have a more significant effect on the Fund's net asset value.

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.1,2

                                    [CHART]

RETURN

   1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
  ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
  -6.25%  23.03% 1.32% 12.74%  9.28% -4.46% 17.65% 4.68%  14.21%  2.99%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 8.34% (Third quarter 2002), and the Fund's worst quarter was down 5.22% (First quarter, 1994).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Lehman Brothers U.S. Government Index, an index that tracks the performance of a broad range of fixed income securities issued by the U.S. Government and its agencies or instrumentalities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20031,2

-------------------------------------------------------------------------------------------
                                                                                    Since
                                                                                  Inception
                                                          1 Year 5 Years 10 Years (5/21/91)
-------------------------------------------------------------------------------------------
LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
(RETURN BEFORE TAXES)                                     2.99%   6.72%   7.14%     8.78%
RETURN AFTER TAXES3
   Return After Taxes on Distributions                    0.87%   4.23%   4.58%     5.80%
   Return After Taxes on Distributions and
   Sale of Fund Shares                                    2.46%   4.25%   4.52%     5.72%
LEHMAN BROTHERS U.S. GOVERNMENT INDEX                     2.36%   6.26%   6.72%     7.65%4
(Index returns reflect no deduction for fees, expenses or
taxes)

1 The Fund's performance through December 31, 2003 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 The annual total returns shown reflect the results of the Institutional Class of the Loomis Sayles U.S. Government Securities Fund, a series of Loomis Sayles Funds II, the Fund's predecessor (the "Predecessor U.S. Government Securities Fund"), through September 12, 2003. The assets and liabilities of the Predecessor U.S. Government Securities Fund were reorganized into the Fund, a series of Loomis Sayles Funds I, on September 12, 2003.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/4/ Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2003.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a Fund's portfolio as a whole. Each Fund could be subject to additional principal risks because the types of investments made by each Fund can change over time.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Funds that may invest in lower rated fixed income securities ("junk bonds") are subject to greater credit risk and market risk than Funds that invest in higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Each Fund may be subject to credit risk to the extent that it invests in fixed income securities or is a party to over-the-counter transactions.

Funds that invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default) may be subject to greater credit risk because of these investments.

Funds that may invest in foreign securities are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Funds that may invest in securities denominated in, or receive revenues in, foreign currency are subject to currency risk.

Each Fund, except the Loomis Sayles U.S. Government Securities Fund, is subject to this risk.

DERIVATIVES RISK

Each Fund, except Loomis Sayles U.S. Government Securities Fund, may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Funds also may use derivatives to earn income, enhance yield, or broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. If a Fund uses derivatives, it also faces additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire foreign investment.

Funds that invest in emerging markets may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.

Each Fund, except Loomis Sayles U.S. Government Securities Fund, is subject to this risk.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund's investments to decline. Even Funds that generally invest a significant portion of their assets in high quality fixed income securities are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in lower rated fixed income securities ("junk bonds") or comparable unrated securities.

Interest rate risk also is greater for Funds that generally invest in fixed income securities with longer maturities or durations than for Funds that invest in fixed income securities with shorter maturities or durations.

Interest rate risk is compounded for Funds when they invest a significant portion of their assets in mortgage-related or asset-backed securities because the value of mortgage related and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of these securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously investment in these types of securities in fixed income securities with lower interest rates. The Loomis Sayles U.S. Government Securities Fund may not invest in asset-backed securities.

Each Fund also faces increased interest rate risk when it invests in fixed income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed income securities paying non-cash interest in the form of other fixed income securities.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded. Funds face this risk if they create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

MARKET RISK

This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's stock may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed income securities to actual or perceived changes in the company's financial condition or prospects.

Market risk generally is greater for funds that invest substantially in small and medium-sized companies, since these companies tend to be more vulnerable to adverse developments than large companies. Furthermore, for Funds that invest in fixed income securities, market risk tends to be greater when a Fund invests in fixed income securities with longer maturities.

REAL ESTATE INVESTMENT TRUSTS RISK

Real estate investment trusts ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities.

A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

EXPENSES OF THE FUNDS

The following table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

None of the Funds impose a sales charge, a redemption fee, or an exchange fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                    TOTAL
                                                                   ANNUAL      FEE
                                            DISTRIBUTION            FUND     WAIVER/
                                 MANAGEMENT   (12B-1)     OTHER   OPERATING REIMBURSE-    NET
FUND                                FEES        FEES     EXPENSES EXPENSES    MENT*    EXPENSES*
------------------------------------------------------------------------------------------------
LOOMIS SAYLES MID CAP GROWTH
FUND1                              0.75%       0.00%      1.70%     2.45%     1.55%      0.90%
------------------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL COMPANY
GROWTH FUND2                       0.75%       0.00%      0.56%     1.31%     0.41%      0.90%
------------------------------------------------------------------------------------------------
LOOMIS SAYLES CORE PLUS FIXED
INCOME FUND3                       0.35%       0.00%      0.96%     1.31%     0.86%      0.45%
------------------------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUND4   0.50%       0.00%      0.17%     0.67%     0.02%      0.65%
------------------------------------------------------------------------------------------------
LOOMIS SAYLES INSTITUTIONAL HIGH
INCOME FUND5                       0.60%       0.00%      0.31%     0.91%     0.16%      0.75%
------------------------------------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE
DURATION FIXED INCOME FUND6        0.30%       0.00%      0.44%     0.74%     0.29%      0.45%
------------------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE
FIXED INCOME FUND7                 0.40%       0.00%      0.22%     0.62%     0.07%      0.55%
------------------------------------------------------------------------------------------------
LOOMIS SAYLES U.S. GOVERNMENT
SECURITIES FUND8                   0.30%       0.00%      0.98%     1.28%     0.78%      0.50%
------------------------------------------------------------------------------------------------

1 Loomis Sayles has given a binding undertaking to limit the amount of this Fund's total fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organization and extraordinary expenses, to 0.90% annually of this Fund's average daily net assets. This undertaking is in effect through January 31, 2005 and will be reevaluated on an annual basis.
2 Loomis Sayles has given a binding undertaking to limit the amount of this Fund's total fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organization and extraordinary expenses, to 0.90% annually of this Fund's average daily net assets. This undertaking is in effect through January 31, 2005 and will be reevaluated on an annual basis.
3 Loomis Sayles has given a binding undertaking to limit the amount of this Fund's total fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organization and extraordinary expenses, to 0.45% annually of this Fund's average daily net assets. This undertaking is in effect through January 31, 2005 and will be reevaluated on an annual basis.
4 Loomis Sayles has given a binding undertaking to limit the amount of this Fund's total fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organization and extraordinary expenses, to 0.65% annually of this Fund's average daily net assets. This undertaking is in effect through January 31, 2005 and will be reevaluated on an annual basis.

5 Loomis Sayles has given a binding undertaking to limit the amount of this Fund's total fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organization and extraordinary expenses, to 0.75% annually of this Fund's average daily net assets. This undertaking is in effect through January 31, 2005 and will be reevaluated on an annual basis.
6 Loomis Sayles has given a binding undertaking to limit the amount of this Fund's total fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organization and extraordinary expenses, to 0.45% annually of this Fund's average daily net assets. This undertaking is in effect through January 31, 2005 and will be reevaluated on an annual basis.
7 Loomis Sayles has given a binding undertaking to limit the amount of this Fund's total fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organization and extraordinary expenses, to 0.55% annually of this Fund's average daily net assets. This undertaking is in effect through January 31, 2005 and will be reevaluated on an annual basis.
8 Loomis Sayles has given a binding undertaking to limit the amount of this Fund's total fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organization and extraordinary expenses, to 0.50% annually of this Fund's average daily net assets. This undertaking is in effect through January 31, 2005 and will be reevaluated on an annual basis.

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.

---------------------------------------------------------------------------------

FUND                                          1 YEAR* 3 YEARS* 5 YEARS* 10 YEARS*
---------------------------------------------------------------------------------
LOOMIS SAYLES MID CAP GROWTH FUND               $92     $615    $1,165   $2,668
---------------------------------------------------------------------------------
LOOMIS SAYLES SMALL COMPANY GROWTH FUND         $92     $375    $  679   $1,543
---------------------------------------------------------------------------------
LOOMIS SAYLES CORE PLUS FIXED INCOME FUND       $46     $330    $  636   $1,504
---------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUND                 $66     $212    $  371   $  833
---------------------------------------------------------------------------------
LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND    $77     $274    $  488   $1,105
---------------------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE DURATION FIXED
INCOME FUND                                     $46     $207    $  383   $  891
---------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME
FUND                                            $56     $191    $  339   $  768
---------------------------------------------------------------------------------
LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND   $51     $329    $  627   $1,477
---------------------------------------------------------------------------------

 * The example is based on the Net Expenses for the 1-year period for each Fund and on the Total Annual Fund Operating Expenses for the remaining years.

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on each Fund's investments and risk considerations. Except where specifically noted elsewhere in this Prospectus, each Fund may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Funds, while others are secondary investment strategies for the Funds.

To the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission (the "SEC"), each Fund may invest any of its daily cash balances in shares of investment companies that are advised by Loomis Sayles or its affiliates (including affiliated money market and short-term bond funds).

Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief that may be granted by the SEC, a Fund may borrow for such purposes from other investment companies advised by Loomis Sayles or its affiliates in an interfund lending program. In such a program, a Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by Loomis Sayles or an affiliate.

ASSET-BACKED SECURITIES

Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the collateralized mortgage obligation (CMO) structure described below. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by a Fund is retired early, the Fund would lose any premium it paid when it acquired the investment, and the Fund might have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

COMMON STOCKS AND OTHER EQUITY SECURITIES

Common stocks, preferred stocks and similar securities, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally.

  GROWTH STOCKS Stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. The Loomis Sayles Mid Cap Growth Fund and the Loomis Sayles Small Company Growth Fund generally invest a significant portion of their assets in growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks.

  As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles' assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of that company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

  VALUE STOCKS Stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Loomis Sayles' assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

CONVERTIBLE SECURITIES

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally be directly correlated with the value of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. A Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

FIXED INCOME SECURITIES

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. The net asset value of a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

  INVESTMENT GRADE FIXED INCOME SECURITIES To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

  LOWER RATE FIXED INCOME SECURITIES A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that, at the time a Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.

  Lower rated fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If a Fund invests in lower rated fixed income securities, a Fund's achievement of its objective may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed income securities. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.

  For more information about the ratings services' descriptions of the various rating categories, see Appendix A. A Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

FOREIGN CURRENCY HEDGING TRANSACTIONS

Foreign currency hedging transactions are an effort to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

Foreign currency transactions involve costs and may result in losses.

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States other than obligations of supranational entities are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of a Fund's assets and a Fund's income available for distribution.

In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

In determining whether to invest assets of the Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

INVESTMENT COMPANIES

Investment companies, including companies such as iShares and "SPDRs," are essentially pools of securities. Since the value of an investment company is based on the value of the individual securities it holds, the value of a Fund's investment in an investment company will fall if the value of the investment company's underlying securities declines. As a shareholder in an investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to the investment company's advisory and administration fees with respect to the assets so invested.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, such as Government National Mortgage Association ("GNMA") certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Certain Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade among nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of a supranational entity are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."

OPTIONS AND FUTURES TRANSACTIONS

Options and futures transactions involve a Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. Each Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity.

The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of each Fund. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

REPURCHASE AGREEMENTS

In a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Funds' trustees, that a particular issue of Rule 144A securities is liquid.

SECURITIES LENDING

Securities lending involves a Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

SWAP TRANSACTIONS

A Fund may enter into interest rate or currency swaps to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

A swap transaction involves an agreement (typically with a bank or a brokerage firm as counter party) to exchange two streams of payments (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal).

The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, each Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

U.S. GOVERNMENT SECURITIES

U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not.

Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

Some U.S. Government securities, such as GNMA certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If a Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though a Fund holding TIPS will not receive cash representing the increase at that time. As a result, such Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company. See the Statement of Additional Information, under "Distribution and Taxes."

In addition to investing directly in U.S. Government securities, a Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

WHEN-ISSUED SECURITIES

A when-issued security involves a Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

ZERO COUPON SECURITIES

Zero coupon securities are fixed income securities that accrue interest at a specified rate, but do not pay interest in cash on a current basis. If a Fund invests in zero coupon securities, it is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

MANAGEMENT

INVESTMENT ADVISER

The Board of Trustees oversees each Fund and supervises the Funds' investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for each Fund and for managing each Fund's other affairs and business, including providing executive and other personnel for the management of each Fund.

As previously described in the "Expenses of the Funds" section, each Fund during the fiscal year ended September 30, 2003 paid Loomis Sayles a monthly investment advisory fee, also known as a management fee, for these services. These fees are expressed as a percentage of the Fund's average net assets:


FUND                                                     MANAGEMENT FEE
--------------------------------------------------------------------------
Loomis Sayles Mid Cap Growth Fund                     0.00% (after waiver)
--------------------------------------------------------------------------
Loomis Sayles Small Company Growth                    0.34% (after waiver)
--------------------------------------------------------------------------
Loomis Sayles Core Plus Fixed Income Fund             0.00% (after waiver)
--------------------------------------------------------------------------
Loomis Sayles Fixed Income Fund                       0.48% (after waiver)
--------------------------------------------------------------------------
Loomis Sayles Institutional High Income Fund          0.44% (after waiver)
--------------------------------------------------------------------------
Loomis Sayles Intermediate Duration Fixed Income Fund 0.01% (after waiver)
--------------------------------------------------------------------------
Loomis Sayles Investment Grade Fixed Income Fund      0.33% (after waiver)
--------------------------------------------------------------------------
Loomis Sayles U.S. Government Securities Fund         0.00% (after waiver)
--------------------------------------------------------------------------

Certain expenses incurred by each Fund would have been higher if not for Loomis Sayles' contractual obligation to limit the Funds' expenses through January 31, 2005.

PORTFOLIO MANAGERS

The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except where noted, each portfolio manager has been employed by Loomis Sayles for at least five years.

LOOMIS SAYLES MID CAP GROWTH FUND Christopher R. Ely, Philip C. Fine, and David
L. Smith, Vice Presidents of Loomis Sayles, have served as portfolio managers of the Fund since its inception in 2001. Mr. Ely, Mr. Fine and Mr. Ely joined Loomis Sayles in 1996.

LOOMIS SAYLES SMALL COMPANY GROWTH FUND Christopher R. Ely, Philip C. Fine, and David L. Smith have served as portfolio managers of the Fund since its inception in 1999.

LOOMIS SAYLES CORE PLUS FIXED INCOME FUND Peter W. Palfrey, Vice President of Loomis Sayles, has served as a co-portfolio manager of the Fund since August 2001. Prior to joining Loomis Sayles in 2001, Mr. Palfrey served as Vice President of Back Bay Advisors, L.P. ("Back Bay Advisors"). Craig Smith, Vice President of Loomis Sayles, has served as a co-portfolio manager of the Fund since February 2002. John Hyll, Vice President of Loomis Sayles, has served as a co-portfolio manager of the Fund since February 2003. Richard G. Raczkowski has served as a co-portfolio manager of the Fund since February 2003. Prior to joining Loomis Sayles in 2001, Mr. Raczkowski served as a Vice President of Back Bay Advisors.

LOOMIS SAYLES FIXED INCOME FUND Daniel J. Fuss, Executive Vice President of Loomis Sayles Funds and Vice Chairman of Loomis Sayles, has served as portfolio manager of the Fund since its inception in January 1995. Mr. Fuss joined Loomis Sayles in 1976.

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND Daniel J. Fuss has served as portfolio manager of the Fund since its inception in June 1996.

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND Steven Kaseta, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since February 2002. Mr. Kaseta joined Loomis Sayles in 1994.

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND Daniel J. Fuss has served as a portfolio manager or co-portfolio manager of the Fund since its inception in July 1994. Steven Kaseta has served as a co-portfolio manager of the Fund since February 2002.

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND Clifton Rowe and John Hyll, Vice Presidents of Loomis Sayles, have served as co-portfolio managers of the Fund since January 2003. Mr. Hyll joined Loomis Sayles in 1987 and Mr. Rowe joined Loomis Sayles in 1992.

GENERAL INFORMATION

HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                =   TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITIES
                    ----------------------------------------------------------------------
NET ASSET VALUE                          NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined according to this schedule:

 . A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.
 . The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
 . Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.
 . A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

 . EQUITY SECURITIES -- market price or as provided by a pricing service if market price is unavailable.
 . DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
 . SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) --
   amortized cost (which approximates market value).
 . SECURITIES TRADED ON FOREIGN EXCHANGES -- market price on the non-U.S.
   exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
 . OPTIONS -- last sale price, or if not available, last offering price.
 . FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
 . ALL OTHER SECURITIES -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Funds may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

ACCESSING YOUR ACCOUNT INFORMATION

LOOMIS SAYLES FUNDS WEBSITE You can access our website at www.loomissayles.com to perform transactions, to review your account information, or to obtain a prospectus, an application or periodic reports.

LOOMIS SAYLES AUTOMATED VOICE RESPONSE SYSTEM You have access to your account 24 hours a day by calling Loomis Sayles' automated voice response system at 1-800-633-3330, option 1. Using this customer service option you may review your account balance and Fund prices, order duplicate statements, order duplicate tax forms and obtain wiring instructions.

HOW TO PURCHASE SHARES

 . BY MAIL You can buy shares of each Fund by submitting a completed application form, which is available by calling Loomis Sayles Funds at 1-800-633-3330 for the desired Fund or Funds, along with a check payable to State Street Bank and Trust Company or Loomis Sayles Funds for the amount of your purchase to:

Regular Mail:              Overnight Mail:
Loomis Sayles Funds        Loomis Sayles Funds
P.O. Box 219594            330 West 9th Street
Kansas City, MO 61421-9594 Kansas City, MO 64105-1514

Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the NYSE for your shares to be bought or sold at the Fund's NAV on that day.

Shares of each Fund may be purchased by (1) check, (2) exchanging shares of the same class of any other Fund, provided that the value of the shares exchanged meets the investment minimum of the Fund, (3) exchanging securities acceptable to Loomis Sayles Funds or (4) a combination of such methods.

All purchases made by check should be in U.S. dollars and made payable to Loomis Sayles Funds. The Funds will not accept checks made payable to anyone other than Loomis Sayles Funds (including third party checks) or starter checks. In addition, the Funds will not accept checks drawn on credit card accounts. When you make an investment by check or by periodic account investment, you will not be permitted to redeem that investment until it has cleared or has been in your account for 15 days.

After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above address. Please include either the investment slip detached from your account statement or a note containing the Fund's name, your account number and your name, address, telephone number, and social security number.

You also may wire subsequent investments by using the following wire instructions. Your bank may charge a fee for transmitting funds by wire.

  State Street Bank and Trust Company
  225 Franklin Street
  Boston, MA 02110
  ABA No. 011000028
  DDA 9904-622-9
  (Name of Fund)
  (Your Name)
  (Your account number)

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. In particular, a Fund will ordinarily reject any purchase order that appears to be part of a pattern of transactions intended to take advantage of short-term swings in the market. The Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

Each Fund is required by federal regulations to obtain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. The Funds reserve the right to refuse to open an account, close an account at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity is not verified.

The following table shows the investment minimum for each fund:


                                                       MINIMUM
                                                       INITIAL
FUND                                                  INVESTMENT
----------------------------------------------------------------
Loomis Sayles Small Company Growth Fund               $3,000,000
----------------------------------------------------------------
Loomis Sayles Fixed Income Fund                       $3,000,000
----------------------------------------------------------------
Loomis Sayles Institutional High Income Fund          $3,000,000
----------------------------------------------------------------
Loomis Sayles Investment Grade Fixed Income Fund      $3,000,000
----------------------------------------------------------------
Loomis Sayles Mid Cap Growth Fund                     $2,500,000
----------------------------------------------------------------
Loomis Sayles Intermediate Duration Fixed Income Fund $2,000,000
----------------------------------------------------------------
Loomis Sayles Core Plus Fixed Income Fund             $1,000,000
----------------------------------------------------------------
Loomis Sayles U.S. Government Securities Fund          $250,000
----------------------------------------------------------------

Each subsequent investment must be at least $50,000. Loomis Sayles Funds reserves the right to waive these minimums in its sole discretion. At the discretion of Loomis, Sayles & Company, L.P., employees and clients of Loomis, Sayles & Company, L.P. may purchase shares of the funds offered through this prospectus below the stated minimums.

Each Fund's shares may be purchased by all types of tax-deferred retirement plans. If you wish to open an individual retirement account (IRA) with a Fund, Loomis Sayles has retirement forms available.

In our continuing effort to reduce your Fund's expenses and amount of mail that you receive from Loomis Sayles Funds, we will mail only a single copy of prospectuses, proxy statement and financial reports to your household. Additional copies may be obtained by calling 1-800-633-3330.

This program will continue in effect unless you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each Fund you own in the future, please call us at the telephone number above or mail your written request to Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 61421-9594 and we will resume separate mailings within 30 days.

HOW TO REDEEM SHARES

You can redeem shares of each Fund any day the NYSE is open either through your financial advisor or directly from the Fund. If you are redeeming shares that you purchased within the past 15 days by check or periodic account investment, your redemption will be delayed until your payment for the shares clears.

Your redemptions generally will be sent to you via first class mail on the business day after your request is received in good order. Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, each Fund reserves the right to redeem shares in kind.

You may make redemptions from each Fund by sending a written request to Loomis Sayles Funds that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, social security number, and the number of shares or dollar amount to be redeemed to the following address:

           Regular Mail:                  Overnight Mail:
           Loomis Sayles Funds            Loomis Sayles Funds
           P.O. Box 219594                330 West 9th Street
           Kansas City, MO 61421-9594     Kansas City, MO 64105-1514

If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

REDEMPTION BY THE FUNDS If you own fewer shares than the minimum set by the Trustees, each Fund may redeem your shares and send you the proceeds.

HOW TO EXCHANGE SHARES

You may exchange the shares of your Fund offered through this prospectus, subject to investment minimums, for Institutional Class shares of any series of Loomis Sayles Funds I or any series of Loomis Sayles Funds II that offers Institutional Class shares, for Class Y shares of any series of Loomis Sayles Funds I, any series of Loomis Sayles Funds II or any CDC Nvest Fund that offers Class Y shares or for Class A shares of CDC Nvest Cash Management Trust, a money market fund that is advised by CDC IXIS Asset Management Advisers, L.P., an affiliate of Loomis Sayles. All exchanges are subject to any restrictions described in the applicable Funds' prospectuses.

The value of Fund shares that you wish to exchange must meet the investment minimum of the new fund. Please call 1-800-633-3330 (option 3) prior to requesting this transaction.

You may make an exchange by sending a signed letter of instruction or by telephone, unless you have elected on your account application to decline telephone exchange privileges.

Please remember that an exchange may be a taxable event for federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.

RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

LIMITS ON FREQUENT TRADING Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Funds and the Distributor may consider to be "market timing."

TRADE ACTIVITY MONITORING Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, a Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each Fund also distributes all of its net capital gains realized after applying any capital loss carry forwards. Any capital gain distributions normally are made annually, but may be made more frequently as deemed advisable by the Trustees and as permitted by applicable law. The Trustees may change the frequency with which each Fund declares or pays dividends. The table below provides further information about each Fund's dividend policy.


FUND                                                             DIVIDEND POLICY
--------------------------------------------------------------------------------------------
Loomis Sayles Mid Cap Growth Fund                     Generally, declares and pays dividends
Loomis Sayles Small Company Growth Fund               annually
Loomis Sayles Fixed Income Fund
Loomis Sayles Institutional High Income Fund
--------------------------------------------------------------------------------------------
Loomis Sayles U.S. Government Securities Fund         Generally, declares and pays dividends
                                                      quarterly
--------------------------------------------------------------------------------------------
Loomis Sayles Core Plus Fixed Income Fund             Generally, declares and pays dividends
Loomis Sayles Intermediate Duration Fixed Income Fund monthly
Loomis Sayles Investment Grade Fixed Income Fund
--------------------------------------------------------------------------------------------

You may choose to:

.. Reinvest all distributions in additional shares.
.. Have checks sent to the address of record for the amount of distribution or have the distribution transferred through Automated Clearing House ("ACH") to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state, or local tax consequences.

Because all of the Funds (except Loomis Sayles U.S. Government Securities Fund) are designed primarily for tax-exempt investors, such as pension plans, endowments and foundations, they are not managed with a view to reducing taxes.

Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Funds for investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in a Fund) from such a plan.

The discussion below, to the extent describing shareholder-level tax consequences, pertains solely to taxable shareholders.

The tax status of a Fund's earnings you receive and your own transactions in Fund shares generally depends on their type. Distributions from a Fund representing gains from the sale of securities held by the Fund for more than one year or from qualified dividend income generally are taxed at capital gain rates. Distributions from a Fund representing gains from the sale of securities held by the Fund for one year or less and all other taxable income generally are taxed at ordinary income rates. Shareholder transactions in a Fund's shares resulting in gains from selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If you invest right before a Fund pays a dividend, you will be getting some of your investment back as a taxable dividend. You can avoid this, if you choose, by investing after the Fund has paid a dividend. Investors in tax-advantaged retirement accounts do not need to be concerned about this.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from qualified dividend income will be taxed in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities or, generally, income from real estate investment trusts. In addition, for a distribution to be eligible for treatment as qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. For more information, see the Statement of Additional Information, under "Distribution and Taxes."

A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

A Fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments, including times when it may not be advantageous to do so, in order to satisfy its mandatory distribution requirements. A Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in such Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with each Fund's financial statements, is included in the Fund's annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

FINANCIAL HIGHLIGHTS

                                Income (Loss) from
                              Investment Operations:              Less Distributions:
                      --------------------------------------  ---------------------------
            Net asset                Net realized    Total      Dividends    Distributions
             value,        Net      and unrealized    from         from        from net
            beginning  investment   gain (loss) on investment net investment   realized
            of period income (loss)  investments   operations     income     capital gains
------------------------------------------------------------------------------------------

MID CAP GROWTH FUND
9/30/2003    $ 4.74      $(0.04)(d)    $  1.40      $  1.36        $--          $   --
9/30/2002      5.99       (0.05)(d)      (1.20)       (1.25)        --              --
9/30/2001*    10.00       (0.03)(d)      (3.98)       (4.01)        --              --

SMALL COMPANY GROWTH FUND
9/30/2003    $ 5.77      $(0.05)(d)    $  2.55      $  2.50        $--          $   --
9/30/2002      8.07       (0.07)(d)      (2.23)       (2.30)        --              --
9/30/2001     19.78       (0.07)(d)     (11.45)      (11.52)        --           (0.19)
9/30/2000     11.67       (0.06)          8.17         8.11         --              --
9/30/1999**   10.00       (0.01)          1.68         1.67         --              --

* From commencement of Fund operations on February 28, 2001 through September 30, 2001. ** From commencement of Fund operations on May 7, 1999 through September 30, 1999. (a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Annualized for periods less than one year. (d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

                                                        Ratios to Average Net Assets:
                                                --------------------------------------------
              Net asset             Net assets,
               value,                 end of                                                      Portfolio
    Total      end of     Total       period          Net           Gross       Net investment    turnover
distributions  period   Return/(a)/    (000)    Expenses/(b)(c)/ Expenses/(c)/ income (loss)/(c)/   rate
-----------------------------------------------------------------------------------------------------------

   $   --      $ 6.10      28.7%     $  7,660        0.90%           2.45%           (0.79)%         246%
       --        4.74     (20.9)        5,929        0.90            1.88            (0.81)          216
       --        5.99     (40.1)        7,483        0.90            1.93            (0.62)          145

   $   --      $ 8.27      43.3%     $ 24,230        0.90%           1.31%           (0.81)%         220%
       --        5.77     (28.5)       48,014        0.90            1.07            (0.82)          157
    (0.19)       8.07     (58.6)       69,710        0.90            1.02            (0.61)          150
       --       19.78      69.5       133,784        0.90            0.99            (0.51)          174
       --       11.67      16.7        17,674        0.90            2.17            (0.51)           56

FINANCIAL HIGHLIGHTS

                                Income (Loss) from
                              Investment Operations:            Less Distributions:
                       -----------------------------------  ---------------------------
             Net asset             Net realized    Total      Dividends    Distributions
              value,      Net     and unrealized    from         from        from net
             beginning investment gain (loss) on investment net investment   realized
             of period   income    investments   operations     income     capital gains
----------------------------------------------------------------------------------------

CORE PLUS FIXED INCOME FUND
9/30/2003     $ 9.43     $0.48(d)     $ 0.33       $ 0.81       $(0.71)       $   --
9/30/2002+     10.30      0.62(d)      (0.64)       (0.02)       (0.77)        (0.08)
9/30/2001*     10.00      0.20(d)       0.10         0.30           --            --

FIXED INCOME FUND
9/30/2003     $10.95     $0.84(d)     $ 2.40       $ 3.24       $(0.95)       $   --
9/30/2002++    11.23      0.87(d)      (0.15)        0.72        (1.00)           --
9/30/2001      11.95      0.96(d)      (0.78)        0.18        (0.90)           --
9/30/2000      12.09      0.99(d)      (0.30)        0.69        (0.83)           --
9/30/1999      12.47      0.97         (0.27)        0.70        (0.82)        (0.26)

INSTITUTIONAL HIGH INCOME FUND
9/30/2003     $ 4.81     $0.59(d)     $ 1.69       $ 2.28       $(0.18)       $   --
9/30/2002+++    6.50      0.68(d)      (0.96)       (0.28)       (1.41)           --
9/30/2001       8.33      0.91(d)      (1.93)       (1.02)       (0.81)           --
9/30/2000       8.40      0.94(d)      (0.11)        0.83        (0.90)           --
9/30/1999       8.41      0.95          0.35         1.30        (1.07)        (0.24)

* From commencement of Fund operations on June 18, 2001 through September 30, 2001. (a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Annualized for periods less than one year. (d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. + As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund was a decrease to net investment income by $0.03 per share and an increase to net realized and unrealized gain (loss) on investments by $0.03 per share. The ratio of net investment income to average net assets for the Fund decreased from 6.66% to 6.27% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. ++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized and unrealized gain (loss) was less than $0.01 per share. The ratio of net investment income to average net assets for the Fund remained unchanged. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. +++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized and unrealized gain (loss) was less than $0.01 per share. The ratio of net investment income to average net assets for the Fund increased from 11.60% to 11.61% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

                                                        Ratios to Average Net Assets:
                                                ---------------------------------------------
              Net asset             Net assets,
               value,                 end of                                                      Portfolio
    Total      end of     Total       period          Net           Gross       Net investment    turnover
distributions  period   Return/(a)/    (000)    Expenses/(b)(c)/ Expenses/(c)/ income (loss)/(c)/   rate
-----------------------------------------------------------------------------------------------------------

   $(0.71)     $ 9.53       8.9%     $  3,061        0.45%           1.31%            5.05%           99%
    (0.85)       9.43      (0.2)       32,663        0.45            0.80             6.27           104
       --       10.30       3.0        39,514        0.45            1.18             6.80            21

   $(0.95)     $13.24      31.5%     $412,521        0.65%           0.67%            7.03%           33%
    (1.00)      10.95       6.7       372,141        0.65            0.70             7.87            21
    (0.90)      11.23       1.6       420,091        0.65            0.68             8.39            24
    (0.83)      11.95       5.9       427,730        0.63            0.63             8.34            19
    (1.08)      12.09       5.8       298,007        0.64            0.64             8.30            22

   $(0.18)     $ 6.91      48.7%     $ 86,141        0.75%           0.91%           10.01%           53%
    (1.41)       4.81      (6.0)       57,055        0.75            1.10            11.61            32
    (0.81)       6.50     (12.6)       31,972        0.75            1.03            12.64            43
    (0.90)       8.33      10.2        39,619        0.75            1.03            11.22            28
    (1.31)       8.40      16.8        25,484        0.75            1.15            12.22            57

FINANCIAL HIGHLIGHTS

                               Income (Loss) from
                             Investment Operations:            Less Distributions:
                      ------------------------------------ ---------------------------
            Net asset             Net realized    Total      Dividends    Distributions
             value,      Net     and unrealized    from         from        from net
            beginning investment gain (loss) on investment net investment   realized
            of period   income    investments   operations     income     capital gains
---------------------------------------------------------------------------------------
INTERMEDIATE DURATION FIXED INCOME FUND
9/30/2003    $ 9.62     $0.51(c)     $ 0.49       $1.00        $(0.52)       $   --
9/30/2002+    10.13      0.60(c)      (0.50)       0.10         (0.60)        (0.01)
9/30/2001      9.55      0.64(c)       0.57        1.21         (0.63)           --
9/30/2000      9.53      0.62          0.01        0.63         (0.61)           --
9/30/1999      9.87      0.61         (0.26)       0.35         (0.69)           --

INVESTMENT GRADE FIXED INCOME FUND
9/30/2003    $11.56     $0.77(c)     $ 1.87       $2.64        $(0.78)       $(0.04)
9/30/2002++   11.16      0.77(c)       0.35        1.12         (0.66)        (0.06)
9/30/2001     11.00      0.81(c)       0.15        0.96         (0.79)        (0.01)
9/30/2000     11.02      0.82          0.00(d)     0.82         (0.79)        (0.05)
9/30/1999     11.42      0.81         (0.27)       0.54         (0.82)        (0.12)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Amount is less then $0.01 per share. + As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund was a decrease to net investment income by $0.01 per share and an increase to net realized and unrealized gain (loss) on investment by $0.01 per share. The ratios of net investment income to average net assets for the Fund decreased from 6.23% to 6.13% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. ++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized and unrealized gain (loss) was less than $0.01 per share. The ratios of net investment income to average net assets for the Fund decreased from 6.77% to 6.76% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

                                                   Ratios to Average Net Assets:
                                                -----------------------------------
              Net asset             Net assets,                                       Portfolio
               value,                 end of                                          turnover
    Total      end of     Total       period        Net        Gross   Net investment   rate
distributions  period   Return/(a)/    (000)    Expenses/(b)/ Expenses income (loss)  ---------
--------------------------------------------------------------------------------------
   $(0.52)     $10.10      10.7%     $ 37,103       0.45%       0.74%       5.15%        63%
    (0.61)       9.62       1.0        40,734       0.45        0.83        6.13         24
    (0.63)      10.13      13.0        23,568       0.48        0.89        6.48         19
    (0.61)       9.55       6.9        20,580       0.55        0.99        6.65         20
    (0.69)       9.53       3.6        14,371       0.55        1.18        6.27         35

   $(0.82)     $13.38      23.8%     $142,271       0.55%       0.62%       6.22%        32%
    (0.72)      11.56      10.4       136,042       0.55        0.64        6.76         20
    (0.80)      11.16       9.0       148,168       0.55        0.62        7.25         14
    (0.84)      11.00       7.7       153,412       0.55        0.58        7.45         18
    (0.94)      11.02       4.8       146,757       0.55        0.59        7.15         18

FINANCIAL HIGHLIGHTS

                               Income (Loss) from
                             Investment Operations:             Less Distributions:
                     -------------------------------------  ---------------------------
           Net asset               Net realized    Total      Dividends    Distributions
            value,      Net       and unrealized    from         from        from net
           beginning investment   gain (loss) on investment net investment   realized
           of period   income      investments   operations     income     capital gains
----------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND

INSTITUTIONAL CLASS
9/30/2003   $11.94     $0.43/(c)/     $ 0.05       $ 0.48       $(0.53)       $(0.29)
9/30/2002+   11.19      0.51/(c)/       0.83         1.34        (0.59)           --
9/30/2001    10.62      0.62/(c)/       0.70         1.32        (0.75)           --
9/30/2000    10.38      0.68            0.22         0.90        (0.66)           --
9/30/1999    11.41      0.65           (1.03)       (0.38)       (0.65)           --

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period. + As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund was a decrease to net investment income by $0.06 per share and an increase to net realized and unrealized gain (loss) on investment by $0.06 per share. The ratio of net investment income to average net assets for the Fund decreased from 5.12% to 4.58% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

                                                   Ratios to Average Net Assets:
                                                -----------------------------------
              Net asset             Net assets,                                       Portfolio
               value,                 end of                                          turnover
    Total      end of     Total       period        Net        Gross   Net investment   rate
distributions  period   Return/(a)/    (000)    Expenses/(b)/ Expenses     income     ---------
--------------------------------------------------------------------------------------

   $(0.82)     $11.60       4.3%      $ 9,549       0.50%       1.28%       3.68%         60%
    (0.59)      11.94      12.4        13,492       0.50        1.16        4.58         101
    (0.75)      11.19      12.9        15,018       0.50        1.25        5.63         124
    (0.66)      10.62       9.1        11,495       0.50        1.24        6.17          86
    (0.65)      10.38      (3.5)       16,141       0.52        1.03        5.75          75

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & POOR'S AND MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

FOR MORE INFORMATION ABOUT THE FUNDS:

The Funds' statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Funds' investments. The SAI, the auditor's report, and the most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

You may get free copies of these materials, request other information about the Funds described in this Prospectus and other Loomis Sayles Funds or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles Funds' web site at http://www.loomissayles.com, or by calling Loomis Sayles Funds toll-free at 1-800-633-3330.

You may review and copy information about each Fund, including its reports and SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Funds on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Funds, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Funds' file number as set forth below.

CDC IXIS Asset Management Distributors, L.P. (CID), and other firms selling shares of CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

CID distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning CID or any of its representatives or associated persons, please direct it to CDC IXIS Asset Management Distributors, L.P., Attn:
Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston, MA 02116 or call us at 800-225-5478.


[LOGO] Loomis Sayles
    Loomis Sayles Funds
    P.O. Box 219594
    Kansas City, MO 61421-9594
    1-800-633-3330
    www.loomissayles.com

Loomis Sayles Funds I
File No. 811-8282                                                    M-LS51-0204

                              Statement of Additional
                                   Information

February 1, 2004

LOOMIS SAYLES FUNDS I
..    Loomis Sayles Bond Fund
..    Loomis Sayles Global Bond Fund
..    Loomis Sayles Small Cap Value Fund

LOOMIS SAYLES FUNDS II

..    Loomis Sayles Aggressive Growth Fund
..    Loomis Sayles Small Cap Growth Fund
..    Loomis Sayles Value Fund
..    Loomis Sayles Worldwide Fund
..    Loomis Sayles Tax-Managed Equity Fund (formerly Loomis Sayles Provident
     Fund)

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE PROSPECTUS OR PROSPECTUSES OF THE SERIES OF LOOMIS SAYLES FUNDS I OR LOOMIS SAYLES FUNDS II LISTED ABOVE (COLLECTIVELY, THE "FUNDS," WITH EACH SERIES BEING KNOWN AS A "FUND") DATED FEBRUARY 1, 2004, AS REVISED FROM TIME TO TIME. EACH REFERENCE TO THE PROSPECTUS IN THIS STATEMENT OF ADDITIONAL INFORMATION SHALL INCLUDE ALL OF THE FUNDS' CURRENT PROSPECTUSES, UNLESS OTHERWISE NOTED. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE APPLICABLE PROSPECTUS. A COPY OF EACH FUND'S PROSPECTUS MAY BE OBTAINED FROM LOOMIS SAYLES FUNDS, 399 BOYLSTON ST., BOSTON, MASSACHUSETTS 02116, 1-800-633-3330.


The Funds' financial statements and accompanying notes that appear in the Funds' annual and semi-annual reports are incorporated by reference into this Statement of Additional Information. Each Fund's annual and semi-annual reports contain additional performance information and are available upon request and without charge by calling 1-800-633-3330.

----------

                               TABLE OF CONTENTS


THE TRUSTS.....................................................................2
INVESTMENT STRATEGIES AND RISKS................................................2
Investment Restrictions........................................................3
Investment Strategies..........................................................6
U.S. Government Securities.....................................................6
When-Issued Securities.........................................................7
Zero Coupon Securities.........................................................8
Repurchase Agreements..........................................................8




                                                                 M-LSLRSAI-0204

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Real Estate Investment Trusts..................................................8
Rule 144A Securities...........................................................9
Foreign Currency Transactions..................................................9
Options and Futures...........................................................10
Small Companies...............................................................11
Private Placements............................................................11
Investment Companies..........................................................12
Temporary Defensive Strategies................................................12
Portfolio Turnover............................................................12
MANAGEMENT OF THE TRUSTS......................................................13
PRINCIPAL HOLDERS.............................................................21
INVESTMENT ADVISORY AND OTHER SERVICES........................................28
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................35
DESCRIPTION OF THE TRUSTS.....................................................38
Voting Rights.................................................................39
Shareholder and Trustee Liability.............................................40
How to Buy Shares.............................................................40
Net Asset Value...............................................................40
SHAREHOLDER SERVICES..........................................................41
Open Accounts.................................................................41
Systematic Withdrawal Plan....................................................42
Exchange Privilege............................................................42
Individual Retirement Accounts................................................42
Redemptions...................................................................43
Redemption Fee Policy.........................................................44
DISTRIBUTION AND TAXES........................................................44
FINANCIAL STATEMENTS..........................................................49
PERFORMANCE INFORMATION.......................................................49

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                                        3

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                                        4

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                                   THE TRUSTS



     Loomis Sayles Funds I (formerly, Loomis Sayles Investment Trust) is a registered, open-end management investment company. Loomis Sayles Funds I includes twelve series. Each series is a diversified fund. Loomis Sayles Funds I was organized as a Massachusetts business trust on December 23, 1993.

     Loomis Sayles Funds II (formerly, Loomis Sayles Funds) (together with Loomis Sayles Funds I, the "Trusts") is a registered, open-end management investment company. Loomis Sayles Funds II includes thirteen series. Each series is a diversified fund. Loomis Sayles Funds II was organized as a Massachusetts business trust on February 20, 1991.


     The Loomis Sayles Tax-Managed Equity Fund (formerly, the Loomis Sayles Provident Fund) reorganized into a newly created series of Loomis Sayles Funds II and ceased to be a series of Loomis Sayles Funds I on September 12, 2003.


     The Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund and Loomis Sayles Small Cap Value Fund (together with the Loomis Sayles Tax-Managed Equity Fund, the "Successor Funds") reorganized into newly created series of Loomis Sayles Funds I and ceased to be series of Loomis Sayles Funds II on September 12, 2003. Information set forth in this Statement of Additional Information regarding the Successor Funds for periods on or before September 12, 2003 relates to the Predecessor Funds.


     Admin Class shares of each of the Loomis Sayles Aggressive Growth Fund and Loomis Sayles Small Cap Growth Fund were converted into Retail Class shares of such Fund on May 21, 2003.

     Shares of the Funds are continuously offered, freely transferable and entitle shareholders to receive dividends as determined by each Trust's Board of Trustees and to cast a vote for each share held at shareholder meetings. Each Trust generally does not hold shareholder meetings and expects to do so only when required by law. Shareholders may call meetings to consider removal of either Trust's trustees.

                         INVESTMENT STRATEGIES AND RISKS

     The investment objective and principal investment strategies of each Fund are described in its Prospectus. The investment policies of each Fund set forth in its Prospectus and in this Statement of Additional Information may be changed by the relevant Trust's Board of Trustees without shareholder approval, except that the investment objective of the Loomis Sayles Tax-Managed Equity Fund as set forth in its Prospectus and any policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which in the Prospectus and this Statement of Additional Information means the lesser of (i) 67% of the shares of that Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

Investment Restrictions

In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of each of the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund (and those marked with an asterisk are fundamental policies of each of these Funds):

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The Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles
Global Bond Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund will not:

          (1) Invest in companies for the purpose of exercising control or management.

          *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.


          *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)


          *(4) Make loans, except that each Fund may lend its portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

          (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

          (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

          (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that each Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions
     (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

          *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

          *(9)  Borrow money, except to the extent permitted under the 1940 Act.

          (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes, except that the Loomis Sayles Worldwide Fund also may borrow up to 10% of its net assets to facilitate settlement of purchase transactions in markets that have shorter settlement periods than the markets in which the Fund has sold securities and is awaiting the receipt of settlement proceeds.

          (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

          (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

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          (13)  Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.


          (14) Write or purchase puts, calls, or combinations of both, except that each Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.


          *(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

     Each of these Funds intends, based on the views of the Securities and Exchange Commission (the "SEC"), to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (13) above.

     For purposes of the foregoing restrictions, these Funds do not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, do these Funds consider such swap contracts to involve the issuance of a senior security, provided the relevant Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Loomis Sayles Tax-Managed Equity Fund (and those marked with an asterisk are fundamental policies of the Fund):

The Loomis Sayles Tax-Managed Equity Fund will not:

     *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(2) Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indices, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(3) Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

     *(4) Change its classification pursuant to Section 5(b) of the 1940 Act from a "diversified" to "non-diversified" management investment company.

     *(5) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).

     *(6) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary

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or emergency purposes; however, the Funds' use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

     (7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     *(8) Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis, Sayles & Company, L.P. ("Loomis Sayles") determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC").)

     The Loomis Sayles Tax-Managed Equity Fund intends, based on the views of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

     Although authorized to invest in restricted securities, the Loomis Sayles Tax-Managed Equity Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

     For purposes of the foregoing restrictions, the Loomis Sayles Tax-Managed Equity Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the SEC, does the Loomis Sayles Tax-Managed Equity Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

Certain Funds have other non-fundamental investment parameters, as listed below. It is a non-fundamental policy that the investment parameters listed below not be changed without 60 days notice to shareholders of the relevant Funds in accordance with Rule 35d-1 under the 1940 Act.

   Loomis Sayles Bond Fund

     The Fund normally will invest at least 80% of its assets in fixed income securities.

   Loomis Sayles Global Bond Fund

     The Fund normally will invest at least 80% of its assets in fixed income securities.

   Loomis Sayles Small Cap Growth Fund

     The Fund normally will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index.

   Loomis Sayles Small Cap Value Fund

     The Fund normally will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index.

   Loomis Sayles Tax-Managed Equity Fund

     The Fund normally will invest at least 80% of its assets in equity securities.

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INVESTMENT STRATEGIES

     Except to the extent prohibited by a Fund's investment policies as set forth in the Prospectus or in this Statement of Additional Information, the investment strategies used by Loomis Sayles in managing each of the Funds may include investments in the types of securities described below.

U.S. Government Securities


     U.S. Government securities have different kinds of government support. Such securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association, and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.


     U.S. Treasury Bills--U.S. Treasury Bills are direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

     U.S. Treasury Notes and Bonds--U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

     "Ginnie Maes"--Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

     "Fannie Maes"--The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

     "Freddie Macs"--The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

     Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the

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original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

     Any increase in the principal value of TIPS caused by an increase in inflation is taxable in the year the increase occurs, even if the Fund will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company. See "Zero Coupon Bonds" below and "Taxes" for additional information.


     The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.


     The yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

When-Issued Securities


     When-issued securities are agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. Such agreements might be entered into, for example, when a Fund that invests in fixed income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a when-issued or delayed-delivery basis, it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. Each Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).



Zero Coupon Securities



     Zero coupon securities are debt obligations (e.g. bonds) that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute each year at least 90% of its net investment income, including the original issue

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discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

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Repurchase Agreements

     Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Real Estate Investment Trusts


     Real Estate Investment Trusts ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.


     Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities.

Rule 144A Securities

     Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

Foreign Currency Transactions


     Since investment in securities of foreign issuers will usually involve investments in securities of supranational entities and investments in securities of certain other issuers may involve, currencies of foreign countries, and since a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between various currencies.

     If conditions warrant, a Fund may enter into private contracts to purchase or sell foreign currencies, at a future date ("forward contracts"). A Fund may enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

     Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

     The Funds generally will not enter into forward contracts with a term of greater than one year.


     The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign securities. Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.


     Each Fund, in conjunction with its transactions in forward contracts, options, and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options, and futures.

Options and Futures

     An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

     If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

     The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

     Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

     An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price, or currency value movements within a given time frame. To the extent interest rates, stock prices, or currency values move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Fund holds options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.


     An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. With over-the-counter options, a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.


     Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

     In accordance with Commodity Futures Trading Commission Rule 4.5, each of the Funds that may engage in futures transactions, including without limitation futures and options on futures, will use futures transactions solely for bona fide hedging purposes or will limit its investment in futures transactions for other than bona fide hedging purposes so that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any such futures transactions.

Small Companies

     Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with more established companies. These companies often have limited product lines, markets, or financial resources, and they may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations or market averages in general. The net asset values of funds that invest in companies with smaller capitalizations therefore may fluctuate more widely than market averages.

Private Placements

     The Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when Loomis Sayles believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund's net asset value.

     While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "Securities Act") or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

     The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of Loomis Sayles may at times play a greater role in valuing these securities than in the case of unrestricted securities.

     Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Investment Companies

     Investment companies, including companies such as iShares and "SPDR," are essentially pools of securities. Since the value of an investment company is based on the value of the individual securities it holds, the value of a Fund's investment in an investment company will fall if the value of the investment company's underlying securities declines. As a shareholder of an investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar expenses of the Fund.

Temporary Defensive Strategies
------------------------------

     For temporary defensive purposes, each Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

Portfolio Turnover
------------------

     A Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, thereby decreasing the Funds' total return. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.

     Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the adviser believes that portfolio changes are appropriate.

                            MANAGEMENT OF THE TRUSTS

     The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

     On May 14, 2003 for Loomis Sayles Funds I and on June 10, 2003 for Loomis Sayles Funds II, shareholders voted to elect each Trustee listed below to serve on each Trust's Board. Effective June 10, 2003, the Board of Trustees of CDC Nvest Funds Trusts I, II, III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust and AEW Real Estate Income Fund (the "CDC Nvest Funds Trusts") approved new trustees for the trusts in connection with the integration of the CDC Nvest Funds Trusts with the Trusts. These approvals resulted in a combined Board of Trustees for the CDC Nvest Funds Trusts and the Trusts.

     The table below provides certain information regarding the trustees and officers of the Trusts. For purposes of this table and for purposes of this Statement of Additional Information, the term "Independent Trustee" means those trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the relevant trust and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees. For purposes of this Statement of Additional Information, the term "Interested Trustee" means those trustees who are "interested persons" of the relevant trust and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees.

                                                  Term of                                     Number of
                                                Office* and                                   Portfolios
                                Position(s)      Length of                                     in Fund
                                 Held with      Time Served      Principal Occupation(s)       Complex             Other
Name, Age and Address             Trusts        with Trusts       During Past 5 Years**        Overseen      Directorships Held
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
Graham T. Allison, Jr. (63)      Trustee        Less than 1   Douglas Dillon Professor and        41       Director, Taubman
399 Boylston Street          Contract Review       year       Director of the Belfer                       Centers, Inc.
Boston, MA 02116              and Governance                  Center of Science for                        Board Member,
                             Committee Member                 International Affairs, John                  USEC Inc.
                                                              F. Kennedy School of
                                                              Government, Harvard
                                                              University
----------------------------------------------------------------------------------------------------------------------------------
Edward A. Benjamin (65)          Trustee          1 year      Retired; formerly, Partner,         41       Director, Coal,
399 Boylston Street          Audit Committee                  Ropes & Gray (law firm)                      Energy Investments &
Boston, MA 02116                  Member                      until 1999                                   Management, LLC;
                                                                                                           Director, Precision
                                                                                                           Optics Corporation
                                                                                                           (optics manufacturer)
----------------------------------------------------------------------------------------------------------------------------------
Daniel M. Cain (58)              Trustee        Less than 1   President and CEO, Cain             41       Trustee, Universal
452 Fifth Avenue             Chairman of the       year       Brothers & Company,                          Health Realty Income
New York, NY 10018           Audit Committee                  Incorporated (investment                     Trust; Director,
                                                              banking)                                     Sheridan (physician
                                                                                                           practice management)
----------------------------------------------------------------------------------------------------------------------------------
Paul G. Chenault (70)            Trustee          4 years     Retired; Trustee, First             41       Director, Mailco Office
5852 Pebble Beach Way        Contract Review                  Variable Life (variable life                 Products, Inc.
San Luis Obispo, CA 93401     and Governance                  insurance)
                             Committee Member
----------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Cowan (71)            Trustee        Less than 1   Retired                             41       None
399 Boylston Street          Chairman of the        year
Boston, MA 02116             Contract Review
                             and Governance
                               Committee
----------------------------------------------------------------------------------------------------------------------------------
Richard Darman (60)              Trustee        Less than 1   Partner, The Carlyle Group          41       Director and Chairman,
399 Boylston Street          Contract Review        year      (investments); Chairman of                   AES Corporation (power
Boston, MA 02116             and Governance                   the Board of Directors of                    company)
                             Committee Member                 AES Corporation
                                                              (international power
                                                              company); formerly,
                                                              Professor, John F. Kennedy
                                                              School of Government,
                                                              Harvard University
----------------------------------------------------------------------------------------------------------------------------------

                                                  Term of                                     Number of
                                                Office* and                                   Portfolios
                                Position(s)      Length of                                     in Fund
                                 Held with      Time Served      Principal Occupation(s)       Complex             Other
Name, Age and Address             Trusts        with Trusts       During Past 5 Years**        Overseen      Directorships Held
----------------------------------------------------------------------------------------------------------------------------------
Sandra O. Moose (61)             Trustee        Less than 1   President, Strategic                41       Director, Verizon
399 Boylston Street          Audit Committee        year      Advisory Services                            Communications;
Boston, MA 02116                  Member                      (management consulting);                     Director, Rohm and
                                                              Senior Vice President and                    Haas Company (specialty
                                                              Director, The Boston                         chemicals)
                                                              Consulting Group, Inc.
                                                              (management consulting)
----------------------------------------------------------------------------------------------------------------------------------
John A. Shane (70)               Trustee        Less than 1   President, Palmer Service           41       Director, Gensym
200 Unicorn Park Drive       Contract Review        year      Corporation (venture capital                 Corporation; Director,
Woburn, MA 01801              and Governance                  organization)                                Overland Storage, Inc.;
                             Committee Member                                                              Director, Abt
                                                                                                           Associates  Inc.
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
Robert J. Blanding/1/ (56)   Chief Executive      1 year      President, Chairman,                41       None
555 Califonia Street           Officer and                    Director, and Chief Executive
San Francisco, CA 94104        President of                   Officer, Loomis Sayles
                              Loomis Sayles       1 year
                              Funds I; Chief
                                Executive
                                Officer of
                              Loomis Sayles
                                 Funds II

                                 Trustee
----------------------------------------------------------------------------------------------------------------------------------
John T. Hailer/2/ (43)         President of     Less than 1   President and Chief                 41       None
399 Boylston Street           Loomis Sayles        year       Executive Officer, CDC IXIS
Boston, MA 02116                Funds II;                     Asset Management
                              Executive Vice    Less than 1   Distributors, L.P.; formerly,
                               President of        year       Senior Vice President,
                              Loomis Sayles                   Fidelity Investments;
                                Funds I                       President and CEO of the CDC
                                                              Nvest Funds Trusts

                                Trustee
----------------------------------------------------------------------------------------------------------------------------------
Peter S. Voss/3/ (57)        Chairman of the    Less than 1   Director, President and             41       Trustee, Harris
399 Boylston Street               Board            year       Chief Executive Officer, CDC                 Associates
Boston, MA 02116                                              IXIS Asset Management North                  Trust/4/
                                                              America, L.P.

                                Trustee

*Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72.

** Each person listed above holds the same position(s) with the CDC Nvest and Loomis Sayles Funds Trusts except as noted above. Previous positions during the past five years with CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), CDC IXIS Advisers or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated, each of the Trustees is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

/1/Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. ("Loomis Sayles").

/2/Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"); and President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers").

/3/Mr. Voss is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director of CDC IXIS Asset Management Services, Inc. ("CIS"); Director of CDC IXIS Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates Inc.; Director of AEW Capital Management, Inc; Director of Harris Associates, Inc; Director of Loomis, Sayles & Company, Inc.; Member of Reich & Tang Asset Management, LLC; Director of Westpeak Investment Advisors, Inc.; Director of Vaughan Nelson Investment Management, L.P.; Director, Hansberger Group, Inc.; Member, Board of Managers, Harris Alternatives L.L.C.; and Director and Member of the Executive Board of CDC IXIS Asset Management.

/4/As of December 31, 2003, Harris Associates Investment Trust had seven series that were overseen by its Board of Trustees.

OFFICERS
--------------------------------------------------------------------------------
                                          Term of
                         Position(s)    Office* and
                         Held with      Length of      Principal Occupation(s)
Name, Age and Address     Trusts        Time Served     During Past 5 Years**
--------------------------------------------------------------------------------
Daniel J. Fuss (70)    Executive Vice      2 years    Vice Chairman and
One Financial Center     President;                   Director, Loomis, Sayles
Boston, MA 02110          formerly                    & Company, L.P.
                       President and
                          Trustee
--------------------------------------------------------------------------------
Frank LoPiccolo (50)     Anti-Money     Less than 1   Senior Vice President, CDC
399 Boylston Street      Laundering        year       IXIS Asset Management
Boston, MA 02116          Officer                     Services, Inc.
--------------------------------------------------------------------------------
Nicholas H. Palmerino     Treasurer     Less than 1   Senior Vice President, CDC
(38)                                       year       IXIS Asset Management
399 Boylston                                          Services, Inc.; Senior
Street Boston,                                        Vice President, CDC IXIS
MA 02116                                              Asset Management Advisers,
                                                      L.P.;formerly, Vice
                                                      President, Loomis, Sayles
                                                      & Company, L.P.
--------------------------------------------------------------------------------
John E. Pelletier       Secretary and   Less than 1   Senior Vice President,
(39)                    Chief Legal        year       General Counsel, Secretary
399 Boylston              Officer                     and Clerk, CDC IXIS
Street Boston,                                        Distribution Corporation;
MA 02116                                              Senior Vice President,
                                                      General Counsel, Secretary
                                                      and  Clerk, CDC IXIS Asset
                                                      Management Distributors,
                                                      L.P.; Senior Vice
                                                      President, General
                                                      Counsel, Secretary and
                                                      Clerk, CDC IXIS Asset
                                                      Management Advisers, L.P.;
                                                      Executive Vice President,
                                                      General Counsel,
                                                      Secretary, Clerk, and
                                                      Director, CDC IXIS Asset
                                                      Management Services, Inc.

* Each officer of the Trust serves for an indefinite term in accordance with its current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above holds the same position(s) with the CDC Nvest and Loomis Sayles Funds Trusts except as noted above. Previous positions during the past five years with CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), CDC IXIS Advisers or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated, each of the Trustees is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

Standing Board Committees
-------------------------

     The Trustees have delegated certain authority to the Audit Committee and Contract Review and Governance Committee. Prior to June 10, 2003, the Board of Trustees of the Trusts had included three committees: Audit Committee, Contract Review Committee and Nominating and Governance Committee. During the period October 1, 2002 to June 10, 2003, each of these committees met twice.

     The Trusts currently have two standing committees. The Contract Review and Governance Committee of the Trusts is composed solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trusts, and governance matters relating to the Trusts. During the period June 10, 2003 to September 30, 2003, this Committee held two meetings.



     The Audit Committee of the Trusts is composed solely of Independent Trustees and considers matters relating to the scope and results of the Trusts' audits and serves as a forum in which the independent auditors can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During Period June10, 2003 to September 30, 2003, this Committee held six meetings.



     The current membership of each committee is as follows:


     Audit Committee              Contract Review and Governance Committee

     Daniel M. Cain - Chairman    Kenneth J. Cowan - Chairman
     Sandra O. Moose              Graham T. Allison, Jr.
     Edward A. Benjamin           Richard Darman
                                  John A. Shane
                                  Paul G. Chenault

Trustee Fees

     The Trusts pay no compensation to their officers or to their trustees who are Interested Trustees.


     Each Independent Trustee, receives, in the aggregate, a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $7,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Committee meetings per year. Each Trustee is compensated $1,750 per Committee meeting that he or she attends in excess of four per year. These fees are allocated among the funds for which they provide oversight based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. In addition, for oversight of the AEW Real Estate Income Fund each Trustee receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees assume four Committee meetings per year. Each Trustee is compensated $200 per Committee meeting that he or she attends in excess of four per year.


Trustee Beneficial Ownership


     The following tables set forth the dollar range of shares owned by each Trustee as of December 31, 2003 in (i) the Funds and (ii) in all funds overseen by the trustee in the Trusts on an aggregate basis:


Interested Trustees:

Dollar Range of Fund Shares*               Robert J. Blanding   John T. Hailer   Peter S. Voss
----------------------------------------   ------------------   --------------   -------------
Loomis Sayles Aggressive Growth Fund                C                  A               A
Loomis Sayles Bond Fund                             E                  A               E
Loomis Sayles Global Bond Fund                      A                  A               E
Loomis Sayles Small Cap Growth Fund                 E                  C               D
Loomis Sayles Small Cap Value Fund                  E                  E               A
Loomis Sayles Tax-Managed Equity Fund               A                  A               A
Loomis Sayles Value Fund                            D                  A               A
Loomis Sayles Worldwide Fund                        A                  A               A
Aggregate Dollar Range of Fund Shares in            E                  E               E
Funds Overseen by Trustee in the Fund
Complex


Independent Trustees:


Dollar Range             Graham T.     Edward A.   Daniel M.    Paul G.   Kenneth J.   Richard   Sandra O.   John A.
of Fund Shares*        Allison, Jr.    Benjamin**    Cain      Chenault    Cowan**     Darman**   Moose       Shane
--------------------   -------------   ---------   ---------   --------   ----------   -------   ---------   -------
Loomis Sayles
 Aggressive Growth
 Fund                        A             A           A           A           B          A          A          A
Loomis Sayles Bond
 Fund                        A             A           A           A           C          A          A          A
Loomis Sayles Global
 Bond Fund                   A             C           A           A           C          A          A          A
Loomis Sayles Small
 Cap Growth Fund             A             A           A           A           B          A          A          A
Loomis Sayles Small
 Cap Value Fund              A             C           A           C           B          A          A          A
Loomis Sayles
 Tax-Managed Equity
 Fund                        A             A           A           A           B          A          A          A
Loomis Sayles Value
 Fund                        A             A           A           A           B          A          A          A
Loomis Sayles
 Worldwide Fund              A             A           A           A           B          A          A          A
Aggregate Dollar
Range of Fund Shares
in Funds Overseen by
Trustee in the Fund
Complex                      E             C           E           D           E          E          E          A

*  A. None
   B. $1-10,000
   C. $10,001-$50,000
   D. $50,001-$100,000
   E. over $100,000
** Amounts include amounts held through the deferred compensation plan.

During the fiscal year ended September 30, 2003 for the Trusts, the trustees of the Trusts received the amounts set forth in the following table:



                               Compensation Table
                For the Fiscal Year Ended September 30, 2003*/1/

                                                      Pension or
                                                       Retirement         Total
                                                        Benefits      Compensation
                                  Aggregate           Accrued as      From the Fund
                              Compensation from      Part of Trust     Complex/4/
Name of Person, Position       the Trusts**/2/       Expenses+/3/    Paid to Trustee
------------------------   -----------------------   -------------   ---------------
                             Loomis       Loomis
                             Sayles       Sayles
                             Funds I     Funds II
Interested Trustees
-------------------
Robert J. Blanding         $        0   $        0   $           0   $             0
John T. Hailer                      0            0               0                 0
Peter S. Voss                       0            0               0                 0
                                    0            0               0                 0
Independent Trustees
--------------------
Joseph Alaimo/1/           $   27,073   $   19,177   $           0   $        46,250
Graham T. Allison, Jr           4,962       11,278               0            77,683
Edward A. Benjamin             25,722       20,684               0            60,975
Daniel M. Cain                  6,755       13,468               0            87,858
Paul G. Chenault               24,244       19,227               0            55,125
Kenneth J. Cowan                5,278       12,010               0            83,120
Richard Darman                  4,926       11,278               0            77,683
Sandra O. Moose                 6,404       12,735          82,421
John A. Shane                   4,926       11,278               0            76,196
Pendleton P. White/1/           4,926       11,278               0            77,683

----------

*/1/The table provides compensation information for the current Trustees of the Trusts. Messrs. Hailer and Voss (each an Interested Trustee), Messrs. Allison, Cain, Cowan, Darman and Shane (each an Independent Trustee) and Ms. Moose (an Independent Trustee) were newly elected by shareholders to the Board of Trustees of the Trusts in May 2003. Robert J. Blanding (an Interested Trustee) and Edward
A. Benjamin (an Independent Trustee) were newly elected to the Board of Trustees on October 15, 2002. Messrs. Benjamin and Blanding were elected to succeed Daniel J. Fuss (a former Interested Trustee), Richard S. Holway and Michael T. Murray (each a former Independent Trustee) as Trustees of Loomis Sayles Funds
II. Messrs. Alaimo and White retired as Trustees of the Trusts on December 31, 2003.

**/2/Amounts include payments deferred by trustees for the fiscal year ended September 30, 2003, with respect to the Trusts. The total amount of deferred compensation accrued for Loomis Sayles Funds I as of September 30, 2003 for the trustees is as follows: Benjamin: $ 6,404; Cowan: $3,518; Darman: $4,926. The total amount of deferred compensation accrued for Loomis Sayles Funds II as of September 30, 2003 for the trustees is as follows: Benjamin: $ 6,317; Cowan:
$6,418; Darman: $11,244.

+/-3/The Trusts provide no pension or retirement benefits to Trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Trusts on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a series or series of the Trusts selected by the Trustee on the normal payment date for such fees. As a result of this arrangement, the Trusts, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the series selected by the Trustees.

/4/Total Compensation represents amounts paid during 2003 to a trustee for serving on the board of trustees of nine (9) trusts with a total of forty-one
(41) funds as of September 30, 2003. Total compensation reflects payments for periods of less than one year for certain Funds due to a change in the fiscal year end of these Funds.

Board Approval of the Existing Advisory Agreements


     The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreements at most of its meetings throughout the year. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees. The advisory agreements of the Funds are reviewed each year by the Board of Trustees to determine whether the agreements should be continued for an additional one-year period. Continuation of the agreements requires the majority vote of the Board of Trustees, including a majority of the Independent Trustees. The Board of Trustees consists of a majority of Independent Trustees.

     In connection with their meetings, the Trustees receive materials specifically relating to the existing advisory agreements. These materials generally include, among other items (i) information on the investment performance of the Funds, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data of the Funds, and (iii) the economic outlook and the general investment outlook in the markets in which the Funds invest. The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (1) Loomis Sayles' results and financial condition, (2) each Fund's investment objective and strategies and the size, education and experience of Loomis Sayles' investment staff and their use of technology, external research and trading cost measurement tools, (3) arrangements for the distribution of the Funds' shares, (4) the procedures employed to determine the value of the Funds' assets, (5) the allocation of the Funds' brokerage, if any, including any allocations to brokers affiliated with Loomis Sayles, and the use of "soft" commission dollars to pay for research, (6) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions and policies on personal securities transactions, and (7) when applicable, the contractual fee waivers and expense reimbursements agreed to by Loomis Sayles.

     The Board of Trustees most recently approved the renewal of the advisory agreements at its meeting held on May 7, 2003, and, for Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles Tax-Managed Equity Fund, on June 12, 2003. In considering the advisory agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the advisory agreements included the following:


     . the benefits to shareholders of investing in a fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

     . whether each Fund has operated in accordance with its investment objective and its record of compliance with its investment restrictions. They also reviewed each Fund's investment performance as well as each Fund's performance relative to a peer group of mutual funds and to the performance of an appropriate index or combination of indices.

     . the nature, quality, cost and extent of administrative services performed by Loomis Sayles under the existing advisory agreements and under separate agreements covering administrative services.

     . each Fund's expense ratio and expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on Loomis Sayles relating to such limitations and the amount and nature of fees paid by shareholders. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by Loomis Sayles and information compiled by an independent data service. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to Loomis Sayles, such as the engagement of Loomis Sayles and its affiliates to provide administrative, distribution and transfer agency services to the Fund, and the benefits of research made available to Loomis Sayles by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund.

     . the level of Loomis Sayles' profits in respect of the management of each Fund.

     . whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

     Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory fee structures are fair and reasonable, and that the existing advisory agreements should be continued for the one-year period beginning June 30, 2003.

     Code of Ethics. The Trusts, Loomis Sayles, and CDC IXIS Asset Management Distributors, L.P. each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold.

     Proxy Voting Policies. The Board of Trustees of the Funds has adopted the Proxy Voting Policy and Guidelines (the "Guidelines") for the voting of proxies for securities held by any Funds. Under the Guidelines, the responsibility for voting proxies generally is delegated to a Funds' investment adviser. Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of the Fund and its shareholders. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund's investments that are managed by that adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted "for" and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted "against". The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. The Adviser shall make available to the Fund, or CDC IXIS Asset Management Services, Inc., the Fund's administrator, the records and information maintained by the adviser under the Guidelines.

     Loomis Sayles utilizes the services of a third party proxy voting service provider ("Proxy Service Provider") to assist it in researching and voting proxies for funds for which Loomis Sayles has voting authority. The Proxy Service Provider has a copy of Loomis Sayles' proxy voting policy and provides vote recommendations to Loomis Sayles based on the Loomis Sayles' policy and the Proxy Service Provider's own research. All issues presented for shareholder vote will also be considered by Loomis Sayles' proxy committee (the "Proxy Committee") and, when the Proxy Committee believes necessary, the equity analyst following the company. In making the final determination about how a proxy should be voted, the Proxy Committee will generally follow the Proxy Service Provider's recommendation, unless it deviates from Loomis Sayles' express policy or the Proxy Committee determines that the Fund's best interests are served by voting otherwise.

     In addition to reviewing the Proxy Service Provider's recommendations and making the final decision about how proxies should be voted, , the Proxy Committee also: (1) reviews and updates the firm's policies and procedures; (2) consults with portfolio managers and analysts; and (3) meets at least annually to discuss any issues that relate to proxy policies and voting.

     Loomis Sayles believes that by following the process discussed above, proxies will be voted in the Fund's best interest and that the decision on how to vote will not be affected by any conflicts of interest. Loomis Sayles' proxy voting policy allows for discretion on a particular proposal and the Proxy Committee determines that the Proxy Service Provider's recommendation is not in the best interests of the relevant Fund(s), then the Proxy Committee may use its discretion to vote the proxy contrary to the Proxy Service Provider's recommendation, but only after conducting a review to determine if any material conflict of interest exists. In situations in which the Proxy Committee believes that a material conflict exists, the Proxy Committee will exclude anyone at Loomis Sayles (including members of the Proxy Committee) who is subject to that conflict of interest from participating in the voting decision in any way, including from providing information, opinions or recommendations to the Proxy Committee.

                                PRINCIPAL HOLDERS


     The following table provides information on the principal holders of each Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of a Fund's outstanding securities. Information provided in this table is as of January 2, 2004.

     To the extent that any shareholder listed below beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.



                           INSTITUTIONAL CLASS SHARES

------------------------------------------------------------------------
                                                              Ownership
Fund                       Shareholder and Address            Percentage
------------------------------------------------------------------------
Loomis Sayles Aggressive
Growth Fund/1/
------------------------------------------------------------------------
                           Charles Schwab & Co Inc*                37.21%
                           Attn Mutual Fund Dept
                           101 Montgomery St
                           San Francisco, CA 94104-4122
------------------------------------------------------------------------
                           Berklee College Of Music Inc*           22.89%
                           Ttee Financial Affairs Committee
                           Attn: David Hornfischer
                           1140 Boylston St
                           Boston, MA 02215-3693
------------------------------------------------------------------------
                           Jupiter & Co *                          21.13%
                           C/O Investors Bank & Trust
                           Po Box 9130 Fpg 90
                           Boston, MA 02117-9130
------------------------------------------------------------------------
                           State Street Bank & Trust Co*            5.06%
                           Custodian for the Ira R/O For
                           the benefit of Edward P Bliss
                           Po Box 729
                           38 Bullard St
                           Sherborn, MA 01770-1435
------------------------------------------------------------------------
Loomis Sayles Bond
Fund/1/
------------------------------------------------------------------------
                           Charles Schwab & Co Inc*                49.74%
                           Attn Mutual Fund Dept
                           101 Montgomery St
                           San Francisco, CA 94104-4122
------------------------------------------------------------------------
                           Nfsc For the exclusive benefit          15.54%
                           of # Alw-735000*
------------------------------------------------------------------------

------------------------------------------------------------------------
                           John B Coldsmith Ttee
                           Cie Inc Defnd Benefit Pen Tr
                           1050 Sarvis Drive
                           Bethel Park, PA 15102-3591
------------------------------------------------------------------------
Loomis Sayles Global       Charles Schwab & Co Inc*                56.81%
Bond Fund/2/               Attn Mutual Fund Dept
                           101 Montgomery St
                           San Francisco, CA 94104-4122
------------------------------------------------------------------------
                           Town Of Greenwich Retirement            16.05%
                           System*
                           Po Box 2540
                           Greenwich Ct 06836-2540
------------------------------------------------------------------------
Loomis Sayles Small Cap    Charles Schwab & Co Inc*                38.81%
Growth Fund                Attn Mutual Fund Dept
                           101 Montgomery St
                           San Francisco, CA 94104-4122
------------------------------------------------------------------------
                           Fifth Third Bank Ttee*                  21.00%
                           Po Box 630074
                           Cincinnati, OH 45263-0001
------------------------------------------------------------------------
                           Nabank & Co*                            10.01%
                           Attn Trust Securities
                           Po Box 2180
                           Tulsa, OK 74101-2180
------------------------------------------------------------------------
                           Church Mutual*                           6.67%
                           Insurance Company
                           3000 Schuster Lane
                           Merrill, WI 54452-3863
------------------------------------------------------------------------
Loomis Sayles Small Cap    Charles Schwab & Co Inc*                16.58%
Value Fund                 Attn Mutual Fund Dept
                           101 Montgomery St
                           San Francisco, CA 94104-4122
------------------------------------------------------------------------
                           Wells Fargo Bank Mn Na For the          10.24%
                           benefit of Retirement Plan
                           Services*
                           Po Box 1533
                           Minneapolis, MN 55480-1533
------------------------------------------------------------------------
                           Westfield Contributory*                  5.64%
                           Retirement System
                           59 Court Street
                           Po Box 106
                           Westfield, MA 01086-0106
------------------------------------------------------------------------
                           Salomon Smith Barney Inc*                5.34%
                           For the benefit of Barbara
                           Kondracki Ira
                           333 W 34th St Fl 5
                           New York, NY 10001-2402
------------------------------------------------------------------------

------------------------------------------------------------------------
Loomis Sayles Tax-
Managed Equity Fund/3/
------------------------------------------------------------------------
                           Loomis Sayles Seed Account              76.74%
                           Attn: Perry J Conchinha
                           One Financial Center
                           Boston, Ma 02111-2621
------------------------------------------------------------------------
                           National Financial Sevices Corp         17.35%
                           For Exclusive Benefit Of Our
                           Customers*
                           Attn Mutual Funds Department
                           5th Fl 200 Liberty St
                           One World Financial Center
                           New York, NY 10281-1003
------------------------------------------------------------------------
Loomis Sayles Value        Charles Schwab & Co Inc*                33.42%
Fund/4/                    Attn Mutual Fund Dept
                           101 Montgomery St
                           San Francisco, CA 94104-4122
------------------------------------------------------------------------
                           Comerice Bank*                          16.97%
                           For the benefit of City Of
                           Livonia Retiree Health &
                           Disability Benefits Plan & Trust
                           P O Box 75000 Mc 3446
                           Detroit, MI 48275-0001
------------------------------------------------------------------------
                           Asbestos Workers Local*                  8.01%
                           #84 Pension Fund
                           36 East Warner Rd
                           Akron, OH 44319-1864
------------------------------------------------------------------------
                           Southeastern Michigan Chapter            5.95%
                           Neca*
                           25180 Lasher Rd
                           Po Pox 385
                           Southfield, MI 48034-5866
------------------------------------------------------------------------
                           YMCA Of Greater Boston*                  5.29%
                           316 Huntington Ave
                           Boston, MA 02115-5019
------------------------------------------------------------------------
Loomis Sayles Worldwide    Charles Schwab & Co Inc*                81.55%
Fund/5/                    101 Montgomery St
                           San Francisco, CA 94104-4122
------------------------------------------------------------------------
                           Rosemary B Fuss                          6.16%
                           44 Longfellow Rd
                           Wellesley, MA 02481-5221
------------------------------------------------------------------------
                           Daniel J Fuss                            6.16%
                           44 Longfellow Rd
                           Wellesley, MA 02481-5221
------------------------------------------------------------------------

                               RETAIL CLASS SHARES


------------------------------------------------------------------------
                                                              Ownership
Fund                       Shareholder and Address            Percentage
------------------------------------------------------------------------
Loomis Sayles Aggressive   Reliance Trust Company Directed         34.85%
Growth Fund/1/             Trustee for Metlife Defined
                           Contribution Group*
                           3384 Peachtree Rd Ne 9th Fl
                           Atlanta, GA 30326-1181
------------------------------------------------------------------------
                           Charles Schwab & Co Inc*                13.88%
                           Attn Mutual Fund Dept
                           101 Montgomery St
                           San Francisco, CA 94104-4122
------------------------------------------------------------------------
                           The Chicago Trust Company, Ttee*        13.45%
                           Indus Industries 401k
                           350 Park Ave Fl 2
                           New York, NY 10022-6090
------------------------------------------------------------------------
                           National Financial Sevices Corp          9.34%
                           for exclusive benefit of our
                           customers*
                           Attn Mutual Funds Department
                           5th Fl
                           200 Liberty St
                           One World Financial Center
                           New York, NY 10281-1003
------------------------------------------------------------------------
                           State Street Bank & Trust*               8.71%
                           Citistreet Corp
                           For the benefit of Core
                           Market
                           Battery March Park III
                           Quincy, MA 02169
------------------------------------------------------------------------
                           Security Trust Company Ttee*             6.10%
                           For the benefit of Cravath
                           Swaine & Moore Retirement Plans
                           2390 E Camelback Rd Ste 240
                           Phoenix, AZ 85016-3434
------------------------------------------------------------------------
Loomis Sayles Bond         National Financial Sevices Corp         27.80%
Fund/1/                    for exclusive benefit of our
                           customers*
                           Attn Mutual Funds Department
                           5th Fl
                           200 Liberty St
                           One World Financial Center
                           New York, NY 10281-1003
------------------------------------------------------------------------
                           Pershing LLC                            16.75%
                           P O Box 2052
                           Jersey City, NJ 07303-2052
------------------------------------------------------------------------

------------------------------------------------------------------------
                           Ubs Financial Services Inc.*            10.18%
                           For the benefit of UBS-Finsvc
                           Cdn for the benefit
                           of John H Summers
                           P.O.Box 3321
                           1000 Harbor Blvd
                           Weehawken, NJ 07086-6761
------------------------------------------------------------------------
                           IMS & Co*                                8.48%
                           P O Box 3865
                           Englewood Co, 80155-3865
------------------------------------------------------------------------
Loomis Sayles Global       Charles Schwab & Co Inc*                55.19%
Bond Fund/2/               Attn Mutual Fund Dept
                           101 Montgomery St
                           San Francisco, CA 94104-4122
------------------------------------------------------------------------
                           National Financial Sevices Corp         21.65%
                           For Exclusive Benefit Of Our
                           Customers*
                           Attn Mutual Funds Department
                           5th Fl
                           200 Liberty St
                           One World Financial Center
                           New York, NY 10281-1003
------------------------------------------------------------------------
                           Pershing LLC*                           10.36%
                           P O Box 2052
                           Jersey City, NJ 07303-2052
------------------------------------------------------------------------
Loomis Sayles Small Cap    Bose Employees Retirement               29.63%
Growth Fund                Savings*
                           401k Plan Umb Bank C/O Jp Morgan/
                           American Century Retirement Plan
                           Services
                           Po Box 41974 Attn Mgt Rptg Team
                           Kansas City, MO 64141
------------------------------------------------------------------------
                           Wilmington Trust Co Ttee*               24.80%
                           For The Benefit Of Alliance Coal
                           LLC & Affilates Profit Sharing
                           Plan
                           C/O Mutual Fds Ac#575560
                           Po Box 8971
                           Wilmington, DE 19899-8971
------------------------------------------------------------------------
                           T Rowe Price*                           21.83%
                           Cooperative Banks Ee Retirement
                           Aggressive T2
                           4515 Painters Mill Rd
                           Owings Mills, MD 21117-4903
------------------------------------------------------------------------
                           MetLife Defined Contribution             7.10%
                           Group*
                           Attn Adrienne Levis
                           2 Montgomery St Fl 3
                           Jersey City, NJ 07302-3802
------------------------------------------------------------------------
Loomis Sayles Small Cap    Charles Schwab & Co Inc*                35.01%
Value Fund                 Attn Mutual Fund Dept
------------------------------------------------------------------------

------------------------------------------------------------------------
                           101 Montgomery St
                           San Francisco, CA 94104-4122
------------------------------------------------------------------------
                           MetLife Retirement Plans Group*         17.17%
                           Reliance Trust Co As Ttee for
                           DCG
                           2 Montgomery St
                           Jersey City, NJ 07302-3802
------------------------------------------------------------------------
                           National Financial Sevices Corp         10.12%
                           For Exclusive Benefit Of Our
                           Customers*
                           Attn Mutual Funds Department
                           5th Fl
                           200 Liberty St
                           One World Financial Center
                           New York, NY 10281-1003
------------------------------------------------------------------------
                           Vanguard Fiduciary Trust                 7.28%
                           Company*
                           Loomis Sayles/Omnibus A/C
                           Po Box 2600, VM613
                           Attn:  Outside Funds
                           Valley Forge, PA 19482-2600
------------------------------------------------------------------------
                           Putnam Fiduciary Trust Co Ttee*          6.50%
                           For The Benefit Of Idx Systems
                           Corp Retirement Income Plan
                           Investors Way
                           Attn Dc Plan Admin Ms N2d 650053
                           Norwood, MA 02062
------------------------------------------------------------------------
                           Fidelity Investments                     5.43%
                           Institutional Operations Co Inc
                           (Fiioc) As Agent For Certain
                           Employee Benefit Plans*
                           100 Magellan Way # Kw1c
                           Covington, KY 41015-1999
------------------------------------------------------------------------


                               ADMIN CLASS SHARES

------------------------------------------------------------------------
                                                              Ownership
Fund                       Shareholder and Address            Percentage
------------------------------------------------------------------------
Loomis Sayles Bond         Merrill Lynch Pierce Fenner &           32.82%
Fund/1/                    Smith Inc*
                           For The Sole Ben Of Its
                           Customers Att Service Team
                           4800 Deer Lake Dr E Fl 3
                           Jacksonville, FL 32246-6486
------------------------------------------------------------------------
                           Smith Barney Corp Trust Co Ttee*        25.72%
                           Smith Barney 401k Advisor Grp
                           Trust Dtd 1/1/98 Attn John
                           Lombardo Two Tower Center
                           Po Box 1063
                           E Brunswick, NJ 08816-1063
------------------------------------------------------------------------

------------------------------------------------------------------------
                           Nationwide Trust Co*                    16.60%
                           C/O IPO Portfolio Accounting
                           Po Box 182029
                           Columbus, OH 43218-2029
------------------------------------------------------------------------
                           Fidelity Investments*                   15.53%
                           Institutional Operations Company
                           As Agent For D-Patrick Inc 401k
                           Psp - 10191
                           100 Magellan Way
                           Covington, KY 41015-1999
------------------------------------------------------------------------
Loomis Sayles Small Cap    Smith Barney Corp Trust Co Ttee*        26.41%
Value Fund                 The Citistreet Retirement Group
                           Trust
                           Dtd 4/21/95 Attn Plan Valuation
                           Two Tower Center
                           Po Box 1063
                           E Brunswick, NJ 08816-1063
------------------------------------------------------------------------
                           Fidelity Investment                     20.93%
                           Institutional Operations Co As
                           Agent For Excel Group Inc
                           401k
                           Savings Plan-28617*
                           100 Magellan Way # Kwlc
                           Covington, KY 41015-1999
------------------------------------------------------------------------
                           New York Life Trust Company*            15.18%
                           Client Account
                           169 Lackawanna Ave
                           Parsippany, NJ 07054-1007
------------------------------------------------------------------------
                           Smith Barney Corp Trust Co Ttee*        10.74%
                           Smith Barney 401k Advisor Grp
                           Trust
                           Dtd 1/1/98 Attn John Lombardo
                           Two Tower Center
                           Po Box 1063
                           E Brunswick, NJ 08816-1063
------------------------------------------------------------------------



/1/ As of January 2, 2004, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104-4122 owned 45.45% of the Loomis Sayles Bond Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Co., Inc. Charles Schwab & Co., Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

/2/ As of January 2, 2004, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104-4122 owned 56.05% of the Loomis Sayles Global Bond Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Co., Inc. Charles Schwab & Co., Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

/3/ As of January 2, 2004, Loomis Sayles Seed Account, Attn: Perry J. Conchinha, One Financial Center, Boston MA 02111-2621 owned 76.74% of the Loomis Sayles Tax-Managed Equity Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940.

/4/ As of January 2, 2004, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104-4122 owned 33.42% of the Loomis Sayles Value Fund and therefore may be presumed to "control" the

Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Co., Inc. Charles Schwab & Co., Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

/5/ As of January 2, 2004, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104-4122 owned 81.55% of the Loomis Sayles Worldwide Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Co., Inc. Charles Schwab & Co., Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

* Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

Management Ownership

     As of record on January 2, 2004, the officers and trustees of the Trusts collectively owned less than 1% of the then outstanding shares of the Funds except that the officers and trustees of the Trusts owned beneficially 1.13% of the Loomis Sayles Global Bond Fund and 3.87% of the Loomis Sayles Worldwide Fund. These amounts include shares held by the Loomis Sayles Employees' Profit Sharing Plan (the "Profit Sharing Plan") for the accounts of officers and trustees of the Trusts, but exclude all other holdings of the Profit Sharing Plan and the Loomis Sayles Funded Pension Plan (the "Pension Plan").

     As of January 2, 2004, the Profit Sharing Plan owned the following percentages of the outstanding Institutional Class shares of the indicated
Funds: 10.72% of the Loomis Sayles Aggressive Growth Fund, 0.43% of the Loomis Sayles Bond Fund, 1.51% of the Loomis Sayles Global Bond Fund, 7.65% of the Loomis Sayles Small Cap Growth Fund, 2.95% of the Loomis Sayles Small Cap Value Fund, 7.38% of the Loomis Sayles Value Fund and 12.04% of the Loomis Sayles Worldwide Fund.

     As of January 2, 2004, the Pension Plan owned the following percentages of the outstanding Institutional Class shares of the indicated Funds: 11.21% of the Loomis Sayles Aggressive Growth Fund, 0.57% of the Loomis Sayles Bond Fund, 9.51% of the Loomis Sayles Global Bond Fund, 9.31% of the Loomis Sayles Small Cap Growth Fund, 3.42% of the Loomis Sayles Small Cap Value Fund and 58.68% of the Loomis Sayles Worldwide Fund.


     The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan's Advisory/Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan's shares. The trustees of the Profit Sharing Plan are Robert Ix, John DeBeer, Stephanie Lord, Teri Mason, Richard Skaggs, Timothy Hunt, Greg O'Hara, Vincent Stanton, Paul Sherba and Kurt Wagner. Except for Timothy Hunt, John DeBeer and Vincent Stanton, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts.

                     INVESTMENT ADVISORY AND OTHER SERVICES


Advisory Agreements. Under each advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the relevant Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trusts. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Funds, and certain administrative services. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the particular Fund's average daily net assets:

Fund                                                  Rate
----------------------------------------------------------
Loomis Sayles Aggressive Growth Fund                   0.75%
Loomis Sayles Bond Fund                                0.60
Loomis Sayles Global Bond Fund                         0.60
Loomis Sayles Small Cap Growth Fund                    0.75
Loomis Sayles Small Cap Value Fund                     0.75
Loomis Sayles Tax-Managed Equity Fund                  0.50
Loomis Sayles Value Fund                               0.50
Loomis Sayles Worldwide Fund                           0.75


     During the periods shown below, pursuant to the advisory agreements described above, Loomis Sayles received the following amount of investment advisory fees from each Fund (before fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for each Fund. These amounts include amounts paid by the Funds' predecessor

                                            Fiscal Year Ended           Fiscal Year Ended           Fiscal Year Ended
                                                 9/30/01                     9/30/02                    9/30/03
                                        --------------------------  --------------------------  --------------------------
                                                      Fee Waivers                 Fee Waivers
                                          Advisory    and Expense     Advisory    and Expense     Advisory        Fee
Fund                                        Fees      Fssumptions*      Fees      Assumptions*      Fees        Waivers*
--------------------------------------  ------------  ------------  ------------  ------------  ------------  ------------
Loomis Sayles Aggressive Growth Fund    $    841,823  $    159,741    $  471,574  $    166,542  $    337,398  $     58,548
Loomis Sayles Bond Fund                    9,841,214       545,969     8,086,838       670,819     9,652,233            --
Loomis Sayles Global Bond Fund               287,182       106,038       303,192       101,161       545,611         1,135
Loomis Sayles Small Cap Growth Fund        1,988,585        24,973     1,191,120       133,134       457,282        78,790
Loomis Sayles Small Cap Value Fund         2,552,007        13,496     2,980,498       100,904     2,963,448        32,640
Loomis Sayles Tax-Managed Equity Fund        111,431        88,362        95,694        92,975        43,721        43,721
Loomis Sayles Value Fund                     211,736        49,301       204,364        20,513       181,735        26,518
Loomis Sayles Worldwide Fund                  70,873       152,517        65,850       125,794        71,587        71,587

* For the year ended September 30, 2003, and in addition to the waiver of management fees, class level and other expenses have been reimbursed as indicated below. For the years ended September 30, 2001 and 2002, amounts reflect waiver of management fees and class level and other expenses.

------------------------------------------------
Fund                                     Amount
------------------------------------------------
Loomis Sayles Aggressive Growth Fund   $  50,398
------------------------------------------------
Loomis Sayles Bond Fund                  519,835
------------------------------------------------
Loomis Sayles Global Bond Fund            42,108
------------------------------------------------
Loomis Sayles Small Cap Growth Fund       43,777
------------------------------------------------
Loomis Sayles Small Cap Value Fund       150,597
------------------------------------------------

------------------------------------------------
Fund                                     Amount
------------------------------------------------
Loomis Sayles Tax-Managed  Equity Fund    58,198
------------------------------------------------
Loomis Sayles Worldwide Fund              45,847
------------------------------------------------

     The Trusts pay compensation to its trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts; registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent auditors; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Funds; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and Prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing, and financial reporting, including related clerical expenses.


     Under each advisory agreement, if the total ordinary business expenses of a Fund or a Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances that would result in any Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses, and extraordinary expenses.

     Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

     Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and each terminates automatically in the event of its assignment. In addition, each agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the relevant Trust or Loomis Sayles.

     Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.


     In addition to serving as investment adviser to each series of the Trusts, Loomis Sayles acts as investment adviser or subadviser to certain series of CDC Nvest Funds Trust I and CDC Nvest Funds Trust II, each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management investment companies and also provides investment advice to numerous other corporate and fiduciary clients.

     Loomis, Sayles & Company, L.P. is a registered investment adviser whose origins date back to 1926. Loomis, Sayles & Company, L.P. is a limited partnership whose general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc. CDC IXIS Asset Management Holdings, Inc. is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. CDC IXIS Asset Management North America, L.P.'s general partner, CDC IXIS Asset Management US, LLC, is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation. CDC IXIS Asset Management US Corporation is the sole limited partner of CDC IXIS Asset Management North America, L.P. CDC IXIS Asset Management North America, L.P. is a wholly-owned subsidiary of CDC IXIS Asset Management S.A., a French company. CDC IXIS Asset Management S.A. is majority-owned by CDC Finance--CDC IXIS and indirectly owned, through CDC Finance--CDC IXIS, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.


     The fifteen principal subsidiary or affiliated asset management firms of CDC IXIS Asset Management North America, L.P. collectively had approximately $135 billion in assets under management or administration as of September 30, 2003.

     Certain officers and trustees of the Trusts also serve as officers, directors, and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Funds also invest. If a Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities a Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Funds. It is the opinion of the Trustees that the desirability of retaining Loomis Sayles as adviser for the Funds outweighs the disadvantages, if any, that might result from these practices.

     Distribution Agreements and Rule 12b-1 Plans. Under agreements with the Trusts (the "Distribution Agreements"), CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), 399 Boylston St., Boston, Massachusetts 02116, serves as the general distributor of each class of shares of the Funds a role it assumed on July 1, 2003. Previously, Loomis Sayles Distributors, L.P. ("Loomis Sayles Distributors") served as principal underwriter of the Funds. CDC IXIS Asset Management North America, L.P. owns the entire limited partnership interest in each of Distributor and the Loomis Sayles Distributors. Under the Distribution Agreements, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing the Prospectuses to persons other than shareholders. The Funds pay the cost of registering and qualifying their shares under state and federal securities laws and the distribution of the Prospectuses to existing shareholders. The Distributor currently is paid a fee for serving as Distributor for the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund.

     As described in their Prospectuses, the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund have adopted Rule 12b-1 plans ("Plans") for their Retail Class shares and with respect to the Loomis Sayles Bond Fund and Loomis Sayles Small Cap Value Fund, their Admin Class shares. The Plans, among other things, permit the Retail and Admin Classes to pay the Distributor monthly fees, at annual rates not exceeding 0.25% of the assets of the Retail Class and Admin Class as compensation for its services as principal underwriter of the shares of such class. Pursuant to Rule 12b-1 under the 1940 Act, each Plan (together with the Distribution Agreements) was approved by the relevant Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust

(as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreements. The principal types of activities for which payments under these Plans may be made include payments to intermediaries for shareholder servicing, for no transaction fee or wrap programs, and for retirement plan record keeping. Payments under these Plans also may be made for activities such as advertising, printing, and mailing the Prospectuses to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying, or other financing charges.


     Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund to which the Plan relates. Each Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. Any change in any Plan that would materially increase the fees payable thereunder by the Retail Class of a Fund requires approval of the Retail Class shareholders of that Fund. The Trusts' trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Plan provides that, for so long as that Plan is in effect, selection and nomination of those trustees who are not interested persons of the Trusts shall be committed to the discretion of such disinterested persons. All amounts paid under the Plans during the last fiscal year were paid as compensation to the Distributor or Loomis Sayles Distributors, as applicable. The compensation payable under the Plans may be paid regardless of the Distributor's expenses. The anticipated benefits to the Funds from the Plans include the ability to attract and maintain assets.


     The Distribution Agreements may be terminated at any time with respect to a Fund on 60 days' written notice without payment of any penalty by the relevant Trust or by vote of a majority of the outstanding voting securities of that Fund or by vote of a majority of the Independent Trustees.

     The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees and (ii) by the vote of a majority of the Independent Trustees, in each case cast in person at a meeting called for that purpose.

     The following table provides information on the amount of fees paid by the Funds under these Plans during the past three fiscal years.*


Fund Class                                2001         2002         2003
                                       ----------   ----------   ----------
Loomis Sayles Aggressive Growth Fund
   Retail Class                        $  193,147   $  104,208   $   67,644
   Admin Class                         $    3,432   $    7,887   $    3,322
Loomis Sayles Bond Fund
   Retail Class                        $  204,769   $  157,583   $  242,058
   Admin Class                         $   12,140   $   14,723   $   22,972
Loomis Sayles Global Bond Fund
   Retail Class                        $   27,686   $   26,448   $   78,812
Loomis Sayles Small Cap Growth Fund
   Retail Class                        $  176,150   $  127,457   $   75,371
   Admin Class                         $    1,984   $    3,804   $    1,379
Loomis Sayles Small Cap Value Fund
   Retail Class                        $  243,388   $  296,382   $  276,443
   Admin Class                         $   36,571   $   57,876   $   72,109
Loomis Sayles Value Fund
   Retail                              $      149           --           --
Loomis Sayles Worldwide Fund
   Retail                              $      438           --           --
*For the fiscal year ended September 30, 2003, fees received by the Distributor in connection with the Plans were paid as compensation to broker-dealers. CDC IXIS Asset Management Distributors, L.P. assumed the role of distributor on July 1, 2003. Amounts in the table include amounts paid by the Funds' predecessor.

     Admin Class shares of each of the Loomis Sayles Aggressive Growth Fund and the Loomis Sayles Small Cap Growth Fund were converted into Retail Class shares of such Fund on May 21, 2003.


     Other Services. Prior to July 1, 2003, Loomis Sayles performed certain accounting and administrative services for the Trusts, pursuant to administrative services agreements (the "Administrative Services Agreements") between Loomis Sayles and each of Loomis Sayles Funds II (dated May 8, 2000) and Loomis Sayles Funds I (dated May 16, 2000). For the period May 8, 2000 through May 8, 2002 with respect to Loomis Sayles Funds II and the period May 16, 2000 through May 16, 2002 with respect to Loomis Sayles Funds I, each Loomis Trust reimbursed Loomis Sayles for its expenses in performing or arranging for the performance of (i) corporate secretarial services, (ii) registration and disclosure assistance, (iii) legal and compliance services, (iv) transfer agent monitoring, (v) treasury financial services, (vi) treasury regulatory services and (vii) treasury tax services and other treasury services as may arise from time to time. Effective July 1, 2003, Loomis Sayles assigned the Administrative Services Agreements to CDC IXIS Asset Management Services, Inc., an affiliate of Loomis Sayles ("CIS"), and CIS now performs the services listed above.

     Prior to July 1, 2003, pursuant to the Administrative Services Agreement between each Loomis Trust and Loomis Sayles, Loomis Sayles was reimbursed or was paid by each Trust, on behalf of the Funds, the following amounts:

                            Fiscal Year   Fiscal Year
                               Ended         Ended        Through
                             Sept. 30,     Sept. 30,      June 30,
                               2001          2002          2003
                            -----------   -----------   -----------
Loomis Sayles Aggressive
 Growth Fund                $    36,273   $    28,149   $    11,146
Loomis Sayles Bond Fund         537,918       579,167       403,882
Loomis Sayles Global Bond
 Fund                            15,559        21,057        22,508
Loomis Sayles Small Cap
 Growth Fund                     86,308        71,841        18,191
Loomis Sayles Small Cap
 Value Fund                     110,469       165,374        98,750
Loomis Sayles Tax-Managed
 Equity Fund                      7,443         8,175         2,326
Loomis Sayles Value Fund         13,809        17,365         9,163
Loomis Sayles Worldwide
 Fund                             3,115         3,633         2,470

     For the period July 1, 2003 through September 30, 2003, pursuant to the administrative services agreement between CIS and the Trusts, CIS was reimbursed or was paid by each Trust, on behalf of the Funds, the following amounts:

                            July 1, 2003
                                 to
                            September 30,
                                2003
                            -------------
Loomis Sayles Aggressive
 Growth Fund                $       4,451
Loomis Sayles Bond Fund           159,044
Loomis Sayles Global Bond
 Fund                               9,240
Loomis Sayles Small Cap
 Growth Fund                        5,592
Loomis Sayles Small Cap
 Value Fund                        39,523
Loomis Sayles Tax-Managed
 Equity Fund                          692
Loomis Sayles Value Fund            3,556
Loomis Sayles Worldwide
 Fund                                 953

     Transfer Agency Services. CIS also performs transfer agency services for the Funds. CIS maintains shareholder accounts and prepares and mails shareholder account statements, processes shareholder transactions, mails shareholder reports, prepares and mails distribution payments, and maintains records of Fund transactions. The Trusts pay an asset based fee to CIS for its services. For these services, CIS received the following fees from the Funds for the fiscal year ended September 30, 2003:

                            February 1, 2003
                                   to
                              September 30,
                                  2003*
                            ----------------
Loomis Sayles Aggressive
 Growth Fund                $         16,773
Loomis Sayles Bond Fund              430,696
Loomis Sayles Global Bond
 Fund                                 26,676
Loomis Sayles Small Cap
 Growth Fund                          16,142
Loomis Sayles Small Cap
 Value Fund                          106,618
Loomis Sayles Tax-Managed
 Equity Fund                           8,161
Loomis Sayles Value Fund              12,447
Loomis Sayles Worldwide
 Fund                                 10,450

     Amounts in the preceding table include amounts paid by the Funds' predecessor.

     *Prior to February 1, 2003, Boston Financial Data Services, an unaffiliated entity, served as transfer and shareholder servicing agent for the Funds.

     Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the custodian of the Funds. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Funds and calculates the total net asset value, total net income, and net asset value per share of each Fund on a daily basis.

     Independent Auditors. The Trusts' independent auditors are PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. The independent auditors conduct an annual audit of each Fund's financial statements, assist in the review of federal and state income tax returns and consult with the Trusts as to matters of accounting and federal and state income taxation. The financial highlights in the prospectuses for the Funds, and the financial statements contained in those Funds' Annual Reports for the year ended September 30, 2003 and incorporated by reference into this statement, have been so included in reliance on the reports of the Trusts' independent auditors, given on the authority of said firm as experts in auditing and accounting.

     Counsel to the Funds. Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Funds.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


General


     Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

     Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.


Soft Dollars



     Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "soft dollars").



     The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with soft dollars include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both

(a) products and services created by such broker or dealer and (b) products and services created by a third party.


     If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use soft dollars to pay for the portion of the cost relating to its research use.

     In connection with Loomis Sayles' use of soft dollars, a Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

     Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts including the Funds or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Funds that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

     Loomis Sayles' use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of soft dollars also benefits the Funds as described above. However, conflicts may arise between a Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its "soft dollar" practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

     For purposes of this soft dollars discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation.

     The following tables set forth, for each of the last three fiscal years,
(1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during such year, (2) the dollar amount of transactions on which brokerage commissions were paid during such year that were directed to brokers providing research services ("directed transactions") and (3) the dollar amount of commissions paid on directed transactions during such year. (Commissions shown in the tables do not include "mark-ups" on principal transactions for the periods before the fiscal year ended September 30, 2002). Funds not listed in a table did not pay brokerage commissions during the relevant year. Amounts in the tables include amounts paid by the Funds' predecessor. The information in the tables includes transactions that were directed to broker dealers based on the internal "broker vote" allocation policy of Loomis Sayles as well as transactions that were allocated under arrangements with brokers providing research services. The "broker vote" is an internal evaluation conducted by Loomis Sayles trading personnel which consists of reviewing the brokers or dealers with whom Loomis Sayles executes client transactions to rate such firms after considering a variety of factors, including the quality of their research, the quality of their sales coverage, execution capabilities, willingness to commit capital on transactions, market knowledge, competitive commissions rates and prices and their ability to affect difficult trades in less liquid, smaller capitalized, and more closely held issues. When Loomis Sayles believes that more than one broker is capable of providing best execution on a particular transaction, the transaction may be allocated among those brokers based on the results of the "broker vote" and/or pursuant to soft dollar arrangements.

                      FISCAL YEAR ENDED SEPTEMBER 30, 2001

                                        (1) Aggregate                      (3) Commissions
                                          Brokerage       (2) Directed       on Directed
Fund                                      Commission      Transactions      Transactions
-------------------------------------   -------------   ----------------   ---------------
Loomis Sayles Aggressive Growth Fund*   $     776,844   $    302,592,154   $       388,422
Loomis Sayles Small Cap Growth Fund*        1,431,704        418,940,934           715,852
Loomis Sayles Small Cap Value Fund**        1,384,818        313,685,589           692,409
Loomis Sayles Tax-Managed Equity Fund         152,145         52,563,027            76,073
Loomis Sayles Value Fund                      108,014         38,593,714            54,007
Loomis Sayles Worldwide Fund                   13,041          4,686,948             6,520


                      FISCAL YEAR ENDED SEPTEMBER 30, 2002


                                        (1) Aggregate     (2) Directed     (3) Commissions
                                          Brokerage         Brokerage        on Directed
Fund                                      Commission       Commission       Transactions
-------------------------------------   -------------   ----------------   ---------------
Loomis Sayles Aggressive Growth Fund    $     459,334   $    135,069,474   $       229,667
Loomis Sayles Small Cap Growth Fund*        1,110,584        281,685,775           555,292
Loomis Sayles Small Cap Value Fund**        1,630,316        329,590,439           815,158
Loomis Sayles Tax-Managed Equity Fund          92,272         29,933,230            46,136
Loomis Sayles Value Fund                       86,918         26,841,064            43,459
Loomis Sayles Worldwide Fund                    8,564          2,894,738             4,282



*Brokerage commissions for the Loomis Sayles Small Cap Growth Fund increased from fiscal year 2001 to fiscal year 2002 due in part to the inclusion of the mark-ups on principal transactions.

**Brokerage commissions for the Loomis Sayles Small Cap Value Fund increased from fiscal year 2001 to fiscal year 2002 due in part to the inclusion of mark-ups on principal transactions.

                      FISCAL YEAR ENDED SEPTEMBER 30, 2003

                                        (1) Aggregate                      (3) Commissions
                                          Brokerage       (2) Directed       on Directed
Fund                                     Commissions      Transactions      Transactions
-------------------------------------   -------------   ----------------   ---------------
Loomis Sayles Aggressive Growth Fund    $     369,013   $    109,695,580   $       184,507
Loomis Sayles Small Cap Growth Fund           551,320        129,625,300           275,660
Loomis Sayles Small Cap Value Fund          1,369,782        293,376,153           684,891
Loomis Sayles Tax-Managed Equity Fund          35,314         18,163,225            17,657
Loomis Sayles Value Fund                       76,905         20,008,398            38,452
Loomis Sayles Worldwide Fund                    3,287          1,640,625             1,644



     The table below presents information regarding the securities of the Funds' regular broker-dealers that were held by the Funds as of September 30, 2003.

                                                                         Aggregate Value
                                                                          of Securities
                                                                         of each Regular
                                                                         Broker or Dealer
                                                                         (or its Parent)
Fund                                        Regular Broker-Dealer          held by Fund
-------------------------------------   ------------------------------   ----------------
Loomis Sayles Aggressive Growth Fund
                                        Ameritrade Holdings Corp.        $      1,204,031
Loomis Sayles Small Cap Growth Fund
                                        Knight Trading Group, Inc.       $        871,631
Loomis Sayles Tax-Managed Equity Fund
                                        Goldman Sachs Group, Inc.        $         60,828
                                        Wells Fargo & Co.                $         75,962
                                        Citigroup, Inc.                  $         68,265
Loomis Sayles Value Fund
                                        Lehman Brothers Holdings, Inc.   $        654,533
                                        Bank of America, Corp.           $      1,248,640
                                        US Bancorp                       $        863,640
                                        American Express                 $      1,016,103
                                        Citigroup, Inc.                  $      1,251,525
                                        JP Morgan Chase & Co.            $        678,017
                                        Merrill Lynch & Co., Inc.        $        465,711
Loomis Sayles Worldwide Fund
                                        Goldman Sachs Group, Inc.        $         41,950
                                        Macquarie Bank Ltd.              $         72,742
                                        Citigroup, Inc.                  $         54,612
                                        BNP Paribas SA                   $         29,166
                                        Wells Fargo & Co.                $         61,800



                           DESCRIPTION OF THE TRUSTS



     Loomis Sayles Funds I, registered with the SEC as a registered open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust, dated December 23, 1993, as amended.



     Loomis Sayles Funds II, registered with the SEC as a registered open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust, dated February 20, 1991, as amended.


     Each Agreement and Declaration of Trust (each a "Declaration of Trust") currently permits the trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. Each Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

     The assets received by each Fund for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the relevant Trust. Any general expenses of the relevant Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all Funds.

     Each Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the trustees may designate. Shares of each Fund (other than the Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund, Loomis Sayles Global Bond Fund and Loomis Sayles Worldwide Fund), are currently divided into two classes, designated Retail Class and Institutional Class shares. The Loomis Sayles Bond Fund and Loomis Sayles Small Cap Value Fund offer a third class of shares designated Admin

Class shares. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

     Each Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the trustees may terminate the Trust or any Fund upon written notice to the shareholders.

Voting Rights

     Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the relevant Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

     Each Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent auditors, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.

     There will normally be no meetings of shareholders for the purpose of electing trustees for either Trust, except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Loomis Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

     No amendment may be made to either Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, change, or eliminate the par value of any shares (currently all shares have no par value).

Shareholder and Trustee Liability

     Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Each Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.


     Each Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in either Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of each Loomis Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


How to Buy Shares

     The procedures for purchasing shares of each Fund are summarized in its Prospectus under "General Information--How to Purchase Shares."

Net Asset Value


     The total net asset value of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares and
(ii) whether in Loomis Sayles' view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. For example, the Fixed Income Funds may price their shares on days on which the Exchange is closed but the fixed income markets are open for trading. The Funds do not expect to price their shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at market price (generally, their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker, although "market price" for securities traded on NASDAQ will generally be considered to be the NASDAQ official closing price.) Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

     Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their market price, on the non-U.S. exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of a Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of a Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Trusts' trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

     Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.


                              SHAREHOLDER SERVICES

Open Accounts

     A shareholder's investment in each Fund is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year, the shareholder servicing agent will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

     The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates, and the cost and inconvenience of replacing lost, stolen, mutilated, or destroyed certificates.

     The costs of maintaining the open account system are borne by the relevant Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive notice before any such charges are made.


Systematic Withdrawal Plan (Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund ONLY)


     A Systematic Withdrawal Plan, referred to in the Prospectus under "General Information--How to Redeem Shares," provides for monthly, quarterly, semiannual, or annual withdrawal payments of $50 or more from the account of an eligible shareholder, as provided in the Prospectus, provided that the account has a value of at least $25,000 at the time the plan is established.

     Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a signature guarantee will be required on the Plan application. All shares in an account that is subject to a Systematic Withdrawal Plan must be held in an open account rather than in certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for the dividend or distribution.

     Since withdrawal payments represent proceeds from liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Fund makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Taxes" below for certain information regarding federal income taxes.

Exchange Privilege


     Retail Class shares of the Funds may be exchanged, subject to investment minimums, for Retail Class shares of any other series of the Trusts that offers Retail Class shares or for Class A shares of CDC Nvest Cash Management Trust, a money market fund advised by CDC IXIS Asset Management Advisers, L.P., an affiliate of Loomis Sayles. Admin Class shares of the Funds may be exchanged, subject to investment minimums, for Admin Class shares of any other series of the Trusts that offers Admin Class shares or for Class A shares of CDC Nvest Cash Management Trust. Institutional Class shares of the Funds may be exchanged, subject to investment minimums, for Institutional Class shares of any other series of the Trusts that offers Institutional Class shares, for Class Y shares of any other Fund or any CDC Nvest Fund that offers Class Y shares or for Class A shares of the CDC Nvest Cash Management Trust.

     Exchanges may be effected by (1) making a telephone request by calling 1-800-633-3330, provided that a special authorization form is on file with the Funds or (2) sending a written exchange request to Loomis Sayles Funds accompanied by an account application for the appropriate fund. The Trusts reserve the right to modify this exchange privilege without prior notice. An exchange constitutes a sale of shares for federal income tax purposes on which the investor may realize a capital gain or loss.



     An exchange transaction is a redemption of shares and is subject to the redemption fee policy. See "Redemption Fee Policy" below.



Individual Retirement Accounts ("IRAs") (Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund ONLY)


     IRAs may be established under a prototype plan made available by Loomis Sayles. These plans may be funded with shares of any Fund. All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from Loomis Sayles.

     Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

Redemptions

     The procedures for redemption of each Fund's shares are summarized in its Prospectus under "General Information--How to Redeem Shares."


     Except as noted below, signatures on redemption requests must be guaranteed by commercial banks, trust companies, savings associations, credit unions, or brokerage firms that are members of domestic securities exchanges. The Funds will only accept signature guarantees bearing the STAMP2000 medallion imprint. Signature guarantees by notaries public are not acceptable. However, as noted in the Prospectuses, a signature guarantee will not be required if the proceeds of the redemption do not exceed $50,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address for an account whose account registration has not changed in the past 30 days.



     If a shareholder selects the telephone redemption service in the manner described in the next paragraph, Fund shares may be redeemed by making a telephone call directly to Loomis Sayles Funds at 1-800-633-3330. When a telephone redemption request is received, the proceeds are wired to the bank account previously chosen by the shareholder and a nominal wire fee (currently $5.00) is deducted. Telephone redemption requests must be received by the Funds prior to the close of regular trading on the NYSE on a day when the Exchange is open for business. Requests made after that time or on a day when the NYSE is not open for business cannot be accepted by the Funds, and a new request will be necessary.



     In order to redeem shares by telephone, a shareholder either must select this service when completing the Fund application or must do so subsequently in writing. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated must be made by furnishing to Loomis Sayles Funds a written request with a signature guarantee. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Trusts, the Funds, the Distributor, State Street Bank, and their affiliates are not responsible for the authenticity of withdrawal instructions received by telephone.



     The redemption price will be the NAV per share next determined after the redemption request and any necessary special documentation are received by the Funds in proper form. Proceeds resulting from a written redemption request will normally be mailed to the shareholder within seven days after receipt of a request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where a shareholder has recently purchased shares by check and the check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.



     Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trusts have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of each Fund at the beginning of such period.


     A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "Distribution and Taxes."


Redemption Fee Policy (Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Worldwide Fund only)



     Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund.



     The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. The Funds currently do not impose a redemption fee on a redemption of:



.. shares acquired by reinvestment of dividends or distributions of a Fund; or .. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or .. shares redeemed as part of a systematic withdrawal plan.



     The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

Other

     The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders; such brokers are authorized to designate intermediaries to accept purchase and redemption orders on the Fund's behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. The broker's customers will receive the Funds' NAV next computed after an order is accepted by an authorized broker or the broker's authorized designee.

                             DISTRIBUTION AND TAXES

     As described in the Prospectuses under "Dividends and Distributions," it is the policy of each Fund to pay its shareholder each year, as dividends, substantially all net investment income and to distribute annually all net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses), if any, after offsetting any capital loss carryovers.

     Investment income dividends and capital gain distributions are payable in full and fractional shares of the particular Fund based upon the net asset value determined as of the close of regular trading on the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the shareholder servicing agent (BFDS). In order for a change to be in effect for any dividend or distribution, it must be received by the shareholder servicing agent on or before the record date for such dividend or distribution.

     As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

     Backup Withholding. The Internal Revenue Service ("IRS") requires any Fund to withhold ("backup withholding") a portion of any redemption proceeds and of any investment income dividends and capital gain distributions in the following situations:

.. if the shareholder does not provide a correct taxpayer identification number to the Fund;

.. if the IRS notifies the Fund that the shareholder has under-reported income in the past and thus is subject to backup withholding; or

.. if the shareholder fails to certify to the Fund that the shareholder is not subject to such backup withholding.

     The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

     Taxation of Funds. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as such and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. So long as it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions. If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.


     Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. Investments in fixed-income securities will not generate qualified dividend income.



     Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than "exempt-interest dividends," if any). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared.


     Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2008.

     In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

     In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

     If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the tax basis in a shareholder's shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares.

     Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

     Exempt-Interest Dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

     Investors may not deduct part or all of the interest on indebtedness, if any, incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholders that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed Funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Passive Foreign Investment Companies. Funds investing in foreign securities may own shares in certain foreign investment entities, referred to as "passive foreign investment companies." In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, each Fund may elect to "mark to market" annually its investments in such entities and to distribute any resulting net gain to shareholders. Each Fund may also elect to treat the passive foreign investment company as a "qualified electing fund." As a result, each Fund may be required to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income generated by investments in passive foreign investment companies generally will not qualify for treatment as qualified dividend income.


     Foreign Taxes. The Loomis Sayles Global Bond Fund and the Loomis Sayles Worldwide Fund each may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. Each Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to foreign countries in respect of foreign securities held at least a minimum period specified in the Code. If a Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code.

     Foreign Currency Transactions. Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Financial Products. A Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

     Certain of each Fund's hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

     Securities issued or purchased at a discount. A Fund's investment in securities issued at a discount and certain other obligations such as TIPS and Zero Coupon Bonds will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income net yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     Real Estate Investment Trusts ("REITs"). A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

     Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

     Non-U.S. shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund. Distributions to such shareholders may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty). In addition, redemption proceeds and distribution of investment company taxable income and of net capital gains may be subject to backup withholding (as described above) unless certain conditions are met, as discussed above. In order for a foreign shareholder to qualify for exemption from back-up withholding under income tax treaties, the shareholder must comply with specific certification and filing requirements. Foreign shareholders should consult their tax advisers with respect to the potential application of these new regulations.

     The foregoing discussion relates solely to U.S. federal income tax law, based on the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations, which are subject to change by legislative or administrative action. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, foreign, or local taxes.

Non-U.S. shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund. Distributions to such shareholders may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty). In addition, redemption proceeds and distributions of investment company taxable income and of net capital gains may be subject to backup withholding (as described above) unless certain conditions are met, as discussed above. In order for a foreign shareholder to qualify for exemption from back-up withholding under income tax treaties, the shareholder must comply with specific certification and filing requirements. Foreign shareholders should consult their tax advisers with respect to the potential application of these new regulations.

                              FINANCIAL STATEMENTS


     The financial statements and financial highlights of the Funds and Predecessor Funds included in the Trusts' 2003 Semi-Annual Report for the period ended March 31, 2003, are incorporated by reference to such Reports. The financial statements, financial highlights and report of the Independent Auditors included in the Trusts' 2003 Annual Report with respect to the Funds and Predecessor Funds, are also incorporated by reference to such Reports.



                             PERFORMANCE INFORMATION



     Yield and Total Return. Each Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. Each of Loomis Sayles Bond Fund and Loomis Sayles Global Bond Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.



     The Funds' yields will vary from time to time depending upon market conditions, the composition of the Funds' portfolios and operating expenses of the Trust allocated to each Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.



     At any time in the future, yields and total returns may be higher or lower than past yields and total returns, and there can be no assurance that any historical results will continue.



     Investors in the Funds are specifically advised that the net asset value per share of each Fund may vary, just as yields for each Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of a Fund may result in the investor's misunderstanding the total return he or she may derive from that Fund.

                             STATEMENT OF ADDITIONAL
                                   INFORMATION

LOOMIS SAYLES FUNDS I
February 1, 2004

  .  Loomis Sayles Benchmark Core Bond Fund
  .  Loomis Sayles Core Plus Fixed Income Fund
  .  Loomis Sayles Fixed Income Fund

  .  Loomis Sayles Institutional High Income Fund

  .  Loomis Sayles Intermediate Duration Fixed Income Fund
  .  Loomis Sayles Investment Grade Fixed Income Fund
  .  Loomis Sayles Mid Cap Growth Fund
  .  Loomis Sayles Small Company Growth Fund
  .  Loomis Sayles U.S. Government Securities Fund

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE PROSPECTUS OR PROSPECTUSES OF THE SERIES OF LOOMIS SAYLES FUNDS I (COLLECTIVELY, THE "FUNDS", WITH EACH SERIES BEING KNOWN AS A "FUND") DATED FEBRUARY 1, 2004, AS REVISED FROM TIME TO TIME. EACH REFERENCE TO THE PROSPECTUS IN THIS STATEMENT OF ADDITIONAL INFORMATION SHALL INCLUDE ALL OF THE FUNDS' CURRENT PROSPECTUSES, UNLESS OTHERWISE NOTED. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE APPLICABLE PROSPECTUS. A COPY OF EACH FUND'S PROSPECTUS MAY BE OBTAINED FROM LOOMIS SAYLES FUNDS I, 399 BOYLSTON ST. , BOSTON, MASSACHUSETTS 02116, 1-800-633-3330.


The Funds' financial statements and accompanying notes that appear in the Funds' annual and semi-annual reports are incorporated by reference into this Statement of Additional information. Each Fund's annual and semi-annual report contains additional performance information and is available upon request and without charge by calling 1-800-633-3330.

TABLE OF CONTENTS


THE TRUST .....................................................................3
INVESTMENT STRATEGIES AND RISKS ...............................................3
   Investment Restrictions.....................................................3
   Investment Strategies.......................................................7
   U.S. Government Securities..................................................7
   When-Issued Securities......................................................8
   Zero Coupon Securities......................................................8
   Repurchase Agreements.......................................................8
   Real Estate Investment Trusts...............................................9
   Rule 144A Securities........................................................9
   Foreign Currency Transactions...............................................9
   Options and Futures........................................................10
   Small Companies............................................................12
   Private Placements.........................................................12
   Investment Companies.......................................................12
   Temporary Defensive Strategies.............................................13
   Portfolio Turnover.........................................................13
MANAGEMENT OF THE TRUST ......................................................13
PRINCIPAL HOLDERS ............................................................23
INVESTMENT ADVISORY AND OTHER SERVICES .......................................29
PORTFOLIO TRANSACTIONS AND BROKERAGE .........................................35
DESCRIPTION OF THE TRUST .....................................................39
   Voting Rights..............................................................39
   Shareholder and Trustee Liability..........................................40
   How to Buy Shares..........................................................40
   Net Asset Value............................................................40
SHAREHOLDER SERVICES .........................................................41
   Open Accounts..............................................................41
   Systematic Withdrawal Plan.................................................42
   Exchange Privilege.........................................................42
   Individual Retirement Accounts.............................................42
   Redemptions................................................................43
DISTRIBUTIONS AND TAXES ......................................................44
FINANCIAL STATEMENTS .........................................................47
PERFORMANCE INFORMATION ......................................................48

                                   THE TRUST


     Loomis Sayles Funds I (formerly, Loomis Sayles Investment Trust) (the "Trust") is a registered, open-end management investment company. The Trust includes twelve series. The Trust was organized as a Massachusetts business trust on December 23, 1993.



     The Loomis Sayles U.S. Government Securities Fund reorganized into a newly created series of Loomis Sayles Funds I and ceased to be a series of Loomis Sayles Funds II on September 12, 2003.


     Admin Class shares of the Benchmark Core Bond Fund were converted into Retail Class shares of such Fund on May 21, 2003.

     Shares of the Funds are continuously offered, freely transferable and entitle shareholders to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share held at shareholder meetings. The Trust generally does not hold shareholder meetings and expects to do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                        INVESTMENT STRATEGIES AND RISKS

     The investment policies of each Fund set forth in its Prospectus and in this Statement of Additional Information may be changed by the Trust's Board of Trustees without shareholder approval, except that (1) the investment objective of each Fund other than the Loomis Sayles U.S. Government Securities Fund, as set forth in its Prospectus and (2) any policy (of the Funds) explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which in the Prospectus and this Statement of Additional Information means the lesser of
(i) 67% of the shares of that Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

Investment Restrictions

In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of each of the Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Core Plus Fixed Income Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund, Loomis Sayles Mid Cap Growth Fund and Loomis Sayles Small Company Growth Fund (and those marked with an asterisk are fundamental policies of each of these Funds):

The Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Core Plus Fixed Income Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund, Loomis Sayles Mid Cap Growth Fund and Loomis Sayles Small Company Growth Fund will not:

     *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(2) Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indices, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(3) Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

     *(4) Change its classification pursuant to Section 5(b) of the 1940 Act from a "diversified" to "non-diversified" management investment company.

     *(5) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).

     *(6) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Funds' use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

     (7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     *(8) Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis, Sayles & Company, L.P. ("Loomis Sayles") determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC").)

     These Funds intend, based on the views of the SEC, to restrict their investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

     Although authorized to invest in restricted securities, these Funds, as a matter of non-fundamental operating policy, currently do not intend to invest in such securities, except Rule 144A securities.

     For purposes of the foregoing restrictions, these Funds do not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the SEC, do these Funds consider such swap contracts to involve the issuance of a senior security, provided the relevant Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.


In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Loomis Sayles U.S. Government Securities Fund (and those marked with an asterisk are fundamental policies of each of this Fund):


The Loomis Sayles U.S. Government Securities Fund will not:

     (1) Invest in companies for the purpose of exercising control or management.

     *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(4) Make loans, except that each Fund may lend its portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

     (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

     (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

     (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that each Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

     *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

     *(9)  Borrow money, except to the extent permitted under the 1940 Act.

     (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

     (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

     (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

     (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     (14) Write or purchase puts, calls, or combinations of both, except that each Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

     *(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)


     (16) Invest more than 20% of its net assets (plus borrowings made for investment purposes) in securities that are not backed by the full faith and credit of the U.S. government. Prior to implementation of any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders. In interpreting this restriction, the 20% policy is applied to current market value.


     Each of these Funds intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (13) above.


     In restriction (16), the 20% policy is applied to current market value. However, if the Fund no longer meets the 20% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it would be required to make future investments in a manner that would bring the Fund into compliance with the 20% requirement, but would not be required to sell portfolio holdings that have increased in value.


     For purposes of the foregoing restrictions, these Funds do not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, do these Funds consider such swap contracts to involve the issuance of a senior security, provided the relevant Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

Certain Funds have other non-fundamental investment parameters, as listed below. It is a non-fundamental policy that the investment parameters listed below not be changed without providing 60 days notice to shareholders of the relevant Funds in accordance with Rule 35d-1 under the 1940 Act.

     Loomis Sayles Benchmark Core Bond Fund

     The Fund normally will invest at least 80% of its assets in fixed income securities.

     Loomis Sayles Core Plus Fixed Income Fund

     The Fund normally will invest at least 80% of its assets in fixed income securities.

     Loomis Sayles Fixed Income Fund

     The Fund normally will invest at least 80% of its assets in fixed income securities.

     Loomis Sayles Intermediate Duration Fixed Income Fund

     The Fund normally will invest at least 80% of its assets in fixed income securities.

     Loomis Sayles Investment Grade Fixed Income Fund

     The Fund normally will invest at least 80% of its assets in investment grade fixed income securities.

     Loomis Sayles Mid Cap Growth Fund

     The Fund normally will invest at least 80% of its assets in common stocks or other equity securities of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Midcap Growth Index.

     Loomis Sayles Small Company Growth Fund

     The Fund normally will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index.

     Loomis Sayles U.S. Government Securities Fund

     The Fund normally will invest at least 80% of its assets in U.S. Government securities.

INVESTMENT STRATEGIES

     Except to the extent prohibited by a Fund's investment policies as set forth in the Prospectus or in this Statement of Additional Information, the investment strategies used by Loomis Sayles in managing each of the Funds may include investments in the types of securities described below.

U.S. Government Securities

     U.S. Government Securities have different kinds of government support. Such securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association, and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.

     U.S. Treasury Bills - U.S. Treasury Bills are direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

     U.S. Treasury Notes and Bonds - U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

     "Ginnie Maes" - Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

     "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

     "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

     Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

     The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.


     The yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

When-Issued Securities

     When-issued securities are agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. Such agreements might be entered into, for example, when a Fund that invests in fixed income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a when-issued or delayed-delivery basis, it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. Each Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed- delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Zero Coupon Securities

     Zero coupon securities are debt obligations (e.g. bonds) that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Repurchase Agreements

     Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Real Estate Investment Trusts


     Real Estate Investment Trusts ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.


     Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities.

Rule 144A Securities

     Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

Foreign Currency Transactions

     Since investment in securities of foreign issuers will usually involve investments in securities of supranational entities and investment in securities of certain other issuers may involve currencies of foreign countries, and since a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between various currencies.

     If conditions warrant, a Fund may enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). A Fund may enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

     Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

     The Funds generally will not enter into forward contracts with a term of greater than one year.

     The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.

     Each Fund, in conjunction with its transactions in forward contracts, options, and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options, and futures.

Options and Futures

     An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

     If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

     The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

     Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

     An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price, or currency value movements within a given time frame. To the extent interest rates, stock prices, or currency values move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Fund holds options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. With over-the-counter options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit a Fund to terminate the transactions before its scheduled maturity. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

     Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

     In accordance with Commodity Futures Trading Commission Rule 4.5, each of the Funds that may engage in futures transactions, including without limitation futures and options on futures, will use futures transactions solely for bona fide hedging purposes or will limit its investment in futures transactions for other than bona fide hedging purposes so that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any such futures transactions.


Certain Funds may, but are not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. An adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Funds will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options, swap agreements and debt-linked and equity-linked securities.

Investment Pools of Credit-Linked, Credit-Default, Interest Rate, Currency Exchange and Equity-Linked Swap contracts. The Loomis Sayles Institutional High Income Fund may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange and/or equity-linked swap contracts (individually a "Swap and all together "Swaps") and related underlying securities or securities loan agreements. Swaps are agreements between two or more parties to exchange sequences of cash flows over a period in the future. The pools' investment results may be designed to correspond generally to the performance of a specified securities index or "basket" of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that the Fund invests in pools of Swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more of foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" above. In addition, the investing Fund bears the risk that the pool may default on its obligations under the interests in the pool. The investing Fund also bears the risk that a counterparty of an underlying Swap, the issuer of a related underlying security or the counterparty of an underlying securities loan agreement may default on its obligations. Swaps are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments such as, participation notes and zero-strike warrants and options and debt-linked and/or equity-linked securities. Interests in privately offered investment pools of Swap may be considered illiquid and, except to the extent that such interests are issued under Rule 144A and deemed liquid, subject to the Fund's restrictions on investments in illiquid securities.


Small Companies

     Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with more established companies. These companies often have limited product lines, markets, or financial resources, and they may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations or market averages in general. The net asset values of funds that invest in companies with smaller capitalizations therefore may fluctuate more widely than market averages.

Private Placements


     The Loomis Sayles U.S. Government Securities Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when Loomis Sayles believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund's net asset value.


     While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "Securities Act") or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

     The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of Loomis Sayles may at times play a greater role in valuing these securities than in the case of unrestricted securities.

     Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Investment Companies

     The Loomis Sayles U.S. Government Securities Fund may invest in investment companies. Investment companies, including companies such as iShares and "SPDR," are essentially pools of securities. Since the value of an investment company is based on the value of the individual securities it holds, the value of a Fund's investment in an investment company will fall if the value of the investment company's underlying securities declines. As a shareholder of an investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar expenses of the Fund.


Temporary Defensive Strategies

     The Funds have the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the adviser of a Fund may employ a temporary defensive strategy if they determine such a strategy to be warranted. Pursuant to such a defensive strategy, the Funds temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies. The use of defensive strategies may prevent the Funds from achieving their goals.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Funds may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

Portfolio Turnover

     A Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, thereby decreasing the Funds' total return. The portfolio turnover rate for the fiscal period ended September 30, 2003 was significantly higher for the Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Investment Grade Fixed Income Fund compared to the prior fiscal period due to, among other things, the portfolio managers decisions to sell some positions to tighten duration. The portfolio turnover rate for the fiscal period ended September 30, 2003 was significantly higher for the Loomis Sayles Benchmark Core Bond Fund compared to the prior fiscal period due to, among other things, a large redemption of approximately fifty percent of the Fund. The portfolio turnover rate for the fiscal period ended September 30, 2003 was significantly higher for the Loomis Sayles Intermediate Duration Fixed Income Fund compared to the prior fiscal period due to among other things, the selling of positions to minimize exposure to credit risk. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.

     Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when an adviser believes that portfolio changes are appropriate.


                             MANAGEMENT OF THE TRUST

     The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

     On May 14, 2003 for Loomis Sayles Funds I and June 10, 2003 for the Loomis Sayles Funds II, shareholders voted to elect each Trustee listed below to serve on each Trust's Board. Effective June 10, 2003, the Board of Trustees of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust and AEW Real Estate Income Fund (the "CDC Nvest Funds Trusts" and together with Loomis Sayles Funds I and Loomis Sayles Funds II, the "CDC Nvest and Loomis Sayles Trusts") approved certain new trustees for the CDC Nvest Funds Trusts. These approvals resulted in a combined Board of Trustees for the CDC Nvest and Loomis Sayles Funds Trusts.

     The table below provides certain information regarding the trustees and officers of the Trusts. For purposes of this table and for purposes of this Statement of Additional Information, the term "Independent Trustee" means those trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the relevant trust and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees. For purposes of this Statement of Additional Information, the term "Interested Trustee" means those trustees who are "interested persons" of the relevant trust and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees.

--------

*Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72.

                                                  Term of                                  Number of
                                                Office* and                               Portfolios
                                Position(s)      Length of                                 in Fund           Other
                                 Held with          Time       Principal Occupation(s)     Complex       Directorships
   Name, Age and Address           Trust           Served       During Past 5 Years**      Overseen           Held
---------------------------  -----------------  -----------  ---------------------------  ----------  -------------------
INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (63)       Trustee       Less than 1  Douglas Dillon Professor         41      Director, Taubman
399 Boylston Street           Contract Review       year     and Director of the Belfer               Centers, Inc.
Boston, MA 02116              and Governance                 Center of Science for
                             Committee Member                International Affairs, John              Board Member, USEC
                                                             F. Kennedy School of                     Inc.
                                                             Government, Harvard
                                                             University

Edward A. Benjamin (65)           Trustee       Less than 1  Retired                          41      Director, Coal,
399 Boylston Street           Audit Committee       year                                              Energy Investments
Boston, MA 02116                   Member                                                             & Management, LLC;
                                                                                                      Director,
                                                                                                      Precision Optics
                                                                                                      Corporation
                                                                                                      (optics
                                                                                                      manufacturer)

Daniel M. Cain (58)               Trustee       Less than 1  President and CEO, Cain          41      Trustee, Universal
452 Fifth Avenue              Chairman of the       year     Brothers & Company,                      Health Realty
New York, NY 10018            Audit Committee                Incorporated (investment                 Income Trust;
                                                             banking)                                 Director, Sheridan
                                                                                                      (physician
                                                                                                      practice
                                                                                                      management)

Paul G. Chenault (70)             Trustee       Less than 1  Retired; Trustee, First          41      Director, Mailco
5852 Pebble Beach Way         Contract Review       year     Variable Life (variable                  Office Products,
San Luis Obispo, CA 93401      and Governance                life insurance)                          Inc.
                             Committee Member


Kenneth J. Cowan (71)             Trustee       Less than 1  Retired                          41      None
399 Boylston Street           Chairman of the       year
Boston, MA 02116              Contract Review
                              and Governance
                                 Committee


Richard Darman (60)               Trustee       Less than 1  Partner, The Carlyle Group       41      Director and
399 Boylston Street           Contract Review       year     (investments); Chairman of               Chairman, AES
Boston, MA 02116              and Governance                 the Board of Directors of                Corporation
                             Committee Member                AES Corporation
                                                             (international power
                                                             company); formerly,
                                                             Professor, John F. Kennedy
                                                             School of Government,
                                                             Harvard University



*Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72.


** Each person listed above holds the same position(s) with the Trusts except as noted above. Previous positions during the past five years with CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), CDC IXIS Advisers or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated, each of the Trustees is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

                                                  Term of                                    Number of
                                                Office* and                                 Portfolios
                                Position(s)      Length of                                   in Fund           Other
                                 Held with          Time       Principal Occupation(s)       Complex       Directorships
   Name, Age and Address           Trust           Served       During Past 5 Years**        Overseen           Held
---------------------------  -----------------  -----------  ---------------------------    ----------  -------------------
Sandra O. Moose (61)              Trustee       Less than 1  President Strategic Advisory       41      Director, Verizon
399 Boylston Street           Audit Committee       year     Services (management                       Communications;
Boston, MA 02116                  Member                     consulting); formerly,                     Director, Rohm and
                                                             Senior Vice President and                  Haas Company
                                                             Director, The Boston                       (specialty
                                                             Consulting Group, Inc.                     chemicals)
                                                             (management
                                                             consulting)

John A. Shane (70)                Trustee       Less than 1  President, Palmer Service          41      Director, Gensym
200 Unicorn Park Drive        Contract Review       year     Corporation (venture                       Corporation;
Woburn, MA 01801               and Governance                capital organization)                      Director, Overland
                             Committee Member                                                           Storage, Inc.;
                                                                                                        Director, Abt
                                                                                                        Associates Inc.



*Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72.


** Each person listed above holds the same position(s) with the Trusts except as noted above. Previous positions during the past five years with CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), CDC IXIS Advisers or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated, each of the Trustees is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

                                                  Term of                                  Number of
                                                Office* and                               Portfolios
                                Position(s)      Length of                                 in Fund           Other
                                 Held with          Time       Principal Occupation(s)     Complex       Directorships
   Name, Age and Address           Trust           Served        During Past 5 Years**     Overseen           Held
---------------------------  -----------------  -----------  ---------------------------  ----------  -------------------
INTERESTED TRUSTEES

Robert J. Blanding/1/ (56)     President and    Less than 1  President, Chairman,             41      None
555 California Street         Chief Executive       year     Director, and Chief
San Francisco, CA 94104           Officer                    Executive Officer, Loomis
                                                             Sayles
                                  Trustee       Less than 1
                                                    year

John T. Hailer/2/ (43)         Executive Vice   Less than 1  President and Chief              41      None
399 Boylston Street              President          year     Executive Officer, CDC IXIS
Boston, MA 02116                                             Asset Management
                                                             Distributors,
                                                             L.P.;formerly, Senior Vice
                                  Trustee       Less than 1  President, Fidelity
                                                    year     Investments; President and
                                                             CEO of CDC Nvest Funds

Peter S. Voss/3/ (57)         Chairman of the                Director, President and          41      Trustee, Harris
399 Boylston Street               Board                      Chief Executive Officer,                 Associates
Boston, MA 02116                                             CDC IXIS Asset Management                Investment Trust/4/
                                  Trustee       Less than 1  North America, L.P.
                                                    year



*Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72.



** Each person listed above holds the same position(s) with the Trusts except as noted above. Previous positions during the past five years with CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), CDC IXIS Advisers or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated, each of the Trustees is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.


/1/Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of "Loomis Sayles".

/2/Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"); and President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers").


/3/Mr. Voss is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director of CDC IXIS Asset Management Services, Inc. ("CIS"); Director of CDC IXIS Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates Inc.; Director of AEW Capital Management, Inc; Director of Harris Associates, Inc; Director of Loomis Sayles; Director of Reich & Tang Asset Management Inc.; Director of Westpeak Investment Advisors, Inc.; Director of Vaughan Nelson Investment Management, Inc..; Director, Hansberger Group, Inc.; Member, Board of

Managers, Harris Alternatives L.L.C.; and Director and Member of the Executive Board of CDC IXIS Asset Management.

/4/As of September 30, 2003, Harris Associates Investment Trust had seven series that were overseen by its Board of Trustees.

                                              Term of
                                              Office* and
                             Position(s)      Length of
                             Held with        Time            Principal Occupation(s)
Name, Age and Address        Trust            Served          During Past 5 Years**
--------------------------   --------------   -------------   -----------------------------
OFFICERS
Nicholas H. Palmerino (38)      Treasurer      Less than 1    Senior Vice President, CDC
399 Boylston Street                                year       IXIS Asset Management
Boston, MA 02116                                              Services, Inc.; Senior Vice
                                                              President, CDC IXIS Asset
                                                              Management Advisers, L.P.;
                                                              formerly, Vice President,
                                                              Loomis, Sayles & Company,
                                                              L.P.

John E. Pelletier (39)         Secretary,      Less than 1    Senior Vice President,
399 Boylston Street            Chief Legal         year       General Counsel, Secretary
Boston, MA 02116                 Officer                      and Clerk, CDC IXIS
                                                              Distribution Corporation;
                                                              Senior Vice President,
                                                              General Counsel, Secretary
                                                              and Clerk, CDC IXIS Asset
                                                              Management Distributors,
                                                              L.P.; Senior Vice President,
                                                              General Counsel, Secretary
                                                              and Clerk, CDC IXIS Asset
                                                              Management Advisers, L.P.;
                                                              Executive Vice President,
                                                              General Counsel, Secretary,
                                                              Clerk, and Director, CDC
                                                              IXIS Asset Management
                                                              Services, Inc.

Daniel J. Fuss (70)          Executive Vice      2 Years;     Vice Chairman and Director,
One Financial Center         President           prior to     Loomis, Sayles& Company, L.P.
Boston, MA 02111             Loomis Sayles        2002;
                             Funds II         President and
                                                 Trustee

Frank LoPiccolo (50)         Anti-Money       Less than 1     Senior Vice President, CDC
                             Laundering            Year       IXIS Asset Management, Inc.
                             Officer


* Each officer of the Trust serves for an indefinite term in accordance with its current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above holds the same position(s) with the CDC Nvest and Loomis Sayles Funds Trusts except as noted above. Previous positions during the past five years with CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), CDC IXIS Advisers or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated, each of the Trustees is also a trustee of certain other investment companies (e.g., Loomis Sayles Funds II) for which the Distributor acts as principal underwriter.


Standing Board Committees


     The Trustees have delegated certain authority to the two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee. Prior to the unification of the boards of Trustees, the Board of Trustees of the Trust included three committees: Audit Committee, Contract Review Committee and Nominating and Governance Committee. During the period October 1, 2002 to June 10, 2003, each of these committees met twice.

     The Trust has currently two standing committees. The Contract Review and Governance Committee of the Trusts is composed solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trusts, and governance matters relating to the Trusts. During the period June 10, 2003 to September 30, 2003, this Committee held two meetings.

     The Audit Committee of the Trusts is composed solely of Independent Trustees and considers matters relating to the scope and results of the Trusts' audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the period June 10, 2003 to September 30, 2003, this Committee held six meetings.

     The current membership of each committee is as follows:


Audit Committee                     Contract Review and Governance Committee

Daniel M. Cain - Chairman           Kenneth J. Cowan - Chairman
Sandra O. Moose                     Graham T. Allison, Jr.
Edward A. Benjamin                  Richard Darman
                                    John A. Shane
                                    Paul G. Chenault

Trustee Fees

     The Trusts pay no compensation to their officers or to their Trustees who are Interested Trustees.


     Each Independent Trustee receives, in the aggregate, a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $7,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Committee meetings per year. Each Trustee is compensated $1,750 per Committee meeting that he or she attends in excess of four per year. These fees are allocated among the mutual funds for which they provide oversight based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. In addition, for oversight of the AEW Real Estate Income Fund each Trustee receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees assume four Committee meetings per year. Each Trustee is compensated $200 per Committee meeting that he or she attends in excess of four per year.

Trustee Beneficial Ownership

     The following tables set forth the dollar range of shares owned by each Trustee as of December 31, 2003 in (i) the Funds and (ii) in all funds overseen by the trustee in the Trusts on an aggregate basis:

Independent Trustees:

* A. None
  B. $1 - 10,000
  C. $10,001 - $50,000
  D. $50,001 - $100,000
  E. over $100,000

                               Graham T.       Edward A.   Daniel M.  Paul G.
Dollar Range of Fund Shares*   Allison, Jr.**  Benjamin**  Cain**     Chenault**
----------------------------   --------------  ----------  ---------  ----------
Loomis Sayles Benchmark        A               A           A          A
Core Bond Fund

Loomis Sayles Core Plus        A               A           A          A
Fixed Income Fund
Loomis Sayles Fixed            A               A           A          A
Income Fund
Loomis Sayles                  A               A           A          A
Institutional High
Income Fund
Loomis Sayles                  A               A           A          A
Intermediate Duration
Fixed Income Fund
Loomis Sayles Investment       A               A           A          A
Grade Fixed Income Fund
Loomis Sayles Mid Cap          A               A           A          A
Growth Fund
Loomis Sayles Small            A               A           A          A
Company Growth Fund

Loomis Sayles U.S.             A               A           A          A
Government Securities
Fund
Aggregate Dollar Range         E               C           E          D
of Fund Shares in Funds
Overseen by Trustee in
the Trusts

                               Kenneth J.      Richard     Sandra O.  John A.
Dollar Range of Fund Shares*   Cowan**         Darman**    Moose**    Shane**
----------------------------   ----------      --------    -------    -------
Loomis Sayles Benchmark        B               A           A          A
Core Bond Fund

Loomis Sayles Core Plus        B               A           A          A
Fixed Income Fund
Loomis Sayles Fixed            B               A           A          A
Income Fund
Loomis Sayles                  B               A           A          A
Institutional High
Income Fund
Loomis Sayles                  D               A           A          A
Intermediate Duration
Fixed Income Fund
Loomis Sayles Investment       B               A           A          A
Grade Fixed Income Fund
Loomis Sayles Mid Cap          B               A           A          A
Growth Fund
Loomis Sayles Small            B               A           A          A
Company Growth Fund

Loomis Sayles U.S.             B               A           A          A
Government Securities
Fund
Aggregate Dollar Range         E               E           E          A
of Fund Shares in Funds
Overseen by Trustee in
the Trusts

**Amounts include amounts held through the deferred compensation plan.

Interested Trustees

* A.  None
  B.  $1 - 10,000
  C.  $10,001 - $50,000
  D.  $50,001 - $100,000
  E.  over $100,000

Dollar Range of Fund Shares*                       Robert J. Blanding   John T. Hailer     Peter S. Voss
------------------------------------------------   ------------------   --------------     -------------
Loomis Sayles Benchmark Core Bond Fund                              A                A                 A
Loomis Sayles Core Plus Fixed Income Fund                           A                A                 A
Loomis Sayles Fixed Income Fund                                     A                A                 A
Loomis Sayles Institutional High Income Fund                        E                A                 A
Loomis Sayles Intermediate Duration FixedIncome
 Fund                                                               A                A                 A
Loomis Sayles Investment Grade Fixed Income Fund                    A                A                 A
Loomis Sayles Mid Cap Growth Fund                                   A                A                 A
Loomis Sayles Small Company Growth Fund                             A                A                 A
Loomis Sayles U.S. Government Securities Fund                       A                A                 A

Aggregate Dollar Range of Fund Shares
in Funds Overseen by Trustee in the Trusts:                         E                E                 E


**Amounts include amounts held through the deferred compensation plan.

During the fiscal year ended September 30, 2003 for the Trust, the trustees of the Trust received the amounts set forth in the following table:

                                       Compensation Table
                        For the Fiscal Year Ended September 30, 2003/1/
          (1)                         (2)                     (3)                        (5)

                                   Aggregate         Pension or Retirement     Total Compensation From
                                  Compensation     Benefits Accrued as Part      the Fund Complex/4/
Name of Person, Position          from Trust/2/      of Trust Expenses/3/          Paid to Trustee
------------------------          -------------      --------------------          ---------------
Independent Trustees
--------------------
Joseph Alaimo                      $27,073                     $0                      $46,250
Graham T. Allison, Jr.             $ 4,926                     $0                      $77,683
Edward A. Benjamin                 $25,722                     $0                      $60,975
Daniel M. Cain                     $ 6,755                     $0                      $87,858
Paul G. Chenault                   $24,244                     $0                      $55,125
Kenneth J. Cowan                   $ 5,278                     $0                      $83,120
Richard Darman                     $ 4,926                     $0                      $77,683
Sandra O. Moose                    $ 6,404                     $0                      $82,241
John A. Shane                      $ 4,926                     $0                      $76,196
Pendleton P. White                 $ 4,926                     $0                      $77,683

Interested Trustees
-------------------
Robert J. Blanding                 $     0                     $0                      $     0
John T. Hailer                     $     0                     $0                      $     0
Peter S. Voss                      $     0                     $0                      $     0

/1/ The table provides compensation information for the current Trustees of the Trust. Messrs. Hailer and Voss (each an Interested Trustee), Messrs. Allison, Cain, Cowan, Darman, and Shane (each an Independent Trustee) and Ms. Moose (an Independent Trustee) were newly elected by shareholders to the Board of Trustees of the Trust in May 2003.

/2/ Amounts include payments deferred by trustees for the fiscal year ended September 30, 2003, with respect to the Trusts. The total amount of deferred compensation accrued for Loomis Sayles Funds I as of September 30, 2003 for the Trustees is as follows: Benjamin ($6,403), Cowan ($3,518) and Darman ($4,925).

/3/The Trusts provide no pension or retirement benefits to Trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Trusts on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a series or series of the Trusts selected by the Trustee on the normal payment date for such fees. As a result of this arrangement, the Trusts, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the series selected by the Trustees.

+/4/ Total Compensation represents amounts paid during 2003 to a trustee for serving on the board of trustees of nine (9) trusts with a total of forty-one
(41) funds as of September 30, 2003. Total compensation reflects payments for periods of less than one year for certain Funds due to a change in the fiscal year end of these Funds. For the twelve months ended September 30, 2003 the Trustees received the following amounts: Alaimo ($46,250), Allison ($82,500), Benjamin ($60,975), Cain ($92,550), Chenault ($55,125), Cowan ($88,250), Darman
($82,500), Moose ($86,800), Shane (80,575) and White ($82,500).


Board Approval of the Existing Advisory Agreements

     The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreements at most of its meetings throughout the year. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees. The advisory agreements of the Funds are reviewed each year by the Board of Trustees to determine whether the agreements should be continued for an additional one-year period. Continuation of the agreements requires the majority vote of the Board of Trustees, including a majority of the Independent Trustees. The Board of Trustees consists of a majority of Independent Trustees.

     In connection with their meetings, the trustees receive materials specifically relating to the existing advisory agreements. These materials generally include, among other items (i) information on the investment performance of the Funds, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data of the Funds, and (iii) the economic outlook and the general investment outlook in the markets in which the Funds invest. The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (1) Loomis Sayles's results and financial condition, (2) each Fund's investment objective and strategies and the size, education and experience of Loomis Sayles' investment staff and their use of technology, external research and trading cost measurement tools, (3) arrangements for the distribution of the Funds' shares, (4) the procedures employed to determine the value of the Funds' assets, (5) the allocation of the Funds' brokerage, if any, including any allocations to brokers affiliated with Loomis Sayles, and the use of "soft" commission dollars to pay for research, (6) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions and policies on personal securities transactions, and (7) when applicable, the contractual fee waivers and expense reimbursements agreed to by Loomis Sayles.


     The Board of Trustees most recently approved the renewal of the advisory agreements at their meeting held on May 7, 2003, and for Loomis Sayles U.S. Government Securities, series of the Trust, on June 12, 2003. In considering the advisory agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the advisory agreements included the following:

     .   the benefits to shareholders of investing in a fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

     .   whether each Fund has operated in accordance with its investment objective and its record of compliance with its investment restrictions. They also reviewed each Fund's investment performance as well as each Fund's performance relative to a peer group of mutual funds and to the performance of an appropriate index or combination of indices.

     . the nature, quality, cost and extent of administrative services performed by Loomis Sayles under the existing advisory agreements and under separate agreements covering administrative services.

     . each Fund's expense ratio and expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on Loomis Sayles relating to such limitations and the amount and nature of fees paid by shareholders. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by Loomis Sayles and information compiled by an independent data service. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to Loomis Sayles, such as the engagement of Loomis Sayles and its affiliates to provide administrative, distribution and transfer agency services to the Fund, and the benefits of research made available to Loomis Sayles by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund.

     . the level of Loomis Sayles' profits in respect of the management of each Fund.

     . whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

     Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory fee structures are fair and reasonable, and that the existing advisory agreements should be continued for the one-year period beginning June 30, 2003.

          Code of Ethics. The Trust, Loomis Sayles and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold.


          Proxy Voting Policies. The Board of Trustees of the Funds has adopted the Proxy Voting Policy and Guidelines (the "Guidelines") for the voting of proxies for securities held by any Funds. Under the Guidelines, the responsibility for voting proxies generally is delegated to a Funds' investment adviser. Decisions regarding the voting of proxies shall be made solely in the interest of the Fund and its shareholders. The exclusive purpose shall be to provide benefits to the shareholders of a Fund by considering those factors that affect the value of the securities. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund's investments that are managed by that adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted "for" and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted "against". The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. Upon request for reasonable periodic review as well as annual reporting to the SEC, the adviser shall make available to the Fund, or CDC IXIS Asset Management Services, Inc., the Fund's administrator, the records and information maintained by the adviser under the Guidelines.

          Loomis Sayles utilizes the services of a third party proxy voting service provider ("Proxy Service Provider") in researching and voting proxies for those accounts and funds for which Loomis Sayles has voting authority. The Proxy Service Provider has a copy of Loomis Sayles' proxy voting policy and provides vote recommendations to Loomis Sayles based on the firm's policy and the Proxy Service Provider's own research. All issues presented for shareholder vote will be considered by Loomis Sayles' proxy committee (the "Proxy Committee") and, when necessary, the equity analyst following the company. Loomis Sayles will generally follow the Proxy Service Provider's recommendation, unless it deviates from Loomis Sayles' express policy or the Proxy Committee determines that the shareholders best interests are served by voting otherwise.

In addition to reviewing the Proxy Service Provider's recommendations and directing Proxy Service Provider how to vote, the Proxy Committee also: (1) reviews and updates the firm's policies and procedures; (2) consults with portfolio managers and analysts; and (3) meets at least annually to discuss any issues that relate to proxy policies and voting.

          Loomis Sayles strives to ensure that proxies are voted in its clients' best interest and are not affected by any possible conflicts of interest by following the pre-determined policies set forth in the proxy voting manual, or, where the manual allows for discretion, generally relying on the recommendations of the Proxy Service Provider. If the firm's manual allows for discretion on a particular proposal and the Proxy Committee determines that the Proxy Service Provider's recommendation is not in the best interests of the shareholders, then the Proxy Committee may use its discretion to vote against the Proxy Service Provider's recommendation, but only after conducting a review to determine if any material conflict of interest exists, and where a material conflict exists, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way, including providing information, opinions or recommendations to the Proxy Committee.

                                PRINCIPAL HOLDERS


          The following table provides information on the principal holders of each Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of a Fund's outstanding securities. Information provided in this table is as of January 2, 2004.


          To the extent that any shareholder listed below beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

                                                         Percentage of
Share Class       Shareholder and Address                Shares Held

LOOMIS SAYLES BENCHMARK CORE BOND FUND /1/

Institutional     Comerica Bank                                  49.33%
                  Attn Michael Moco
                  Master Trust Support Services
                  Re City of Livonia
                  Retiree Health/Disability
                  PO Box 75000 MC 3446
                  Detroit, MI 48275-0001
                  Asbestos Workers Local #84                     20.40%
                  Pension Plan
                  Attn Lee Q Barnes Administrator
                  36 East Warner Road
                  Akron, OH 44319-1864
                  Charles Schwab & Co Inc*                        8.31%
                  Attn Mutual Fund Dept
                  101 Montgomery St
                  San Francisco, CA 94104-4122
                  Fox and Co                                      7.56%
                  PO Box 976
                  New York, NY 10268-0976
                  Southeastern Michigan Chapter NECA              7.47%
                  Attn Daniel T. Tripp Exec Dir
                  PO Box 385
                  Southfield, MI 48037-0385
Retail            Charles P. Johnson                             53.54%
                  702 Orange Ave
                  Cranford, NJ 07016-2052
                  Loomis Sayles & Co, L.P.                       17.52%
                  Attn: Paul Sherba
                  One Financial Center
                  Boston, MA 02111-2621
                  Yael Tsipora Taylor                            10.83%
                  1076 North Ave
                  Highland Park, IL 60035-1132
                  Kathleen M Heck & Otto A Heck                   7.45%

                  JTWROS
                  11 Milltown Rd
                  Stockton, NJ 08559-1302
                  State Street Bank & Trust Co Cust               5.59%
                  Roth Contribution IRA
                  John A. Bodem
                  2 Blackberry Run
                  Centralia, IL 62801-6514

LOOMIS SAYLES CORE PLUS FIXED INCOME FUND/2/

Institutional     Union Bank of California N*                    89.89%
                  Union Bank Tr Nominee
                  FBO CMT Omnibus-Reinvest
                  PO Box 85484 San Diego,
                  CA 92186-5484
                  Michigan Peer Review Organization              10.10%
                  Attn Gary R. Guetschow
                  Chief Financial Officer
                  40600 Ann Arbor Rd Ste 200
                  Plymouth, MI 48170-4493

LOOMIS SAYLES FIXED INCOME FUND/3/

Institutional     Marsh & McLennan Companies Inc*                34.20%
                  Marsh & McLennan Defined
                  Benefit Plan
                  1166 Ave of the Americas
                  New York, NY 10036
                  The Northern Trust Ttee*                       10.76%
                  FBO Centerpoint Energy Employees
                  Savings Plan - DV
                  PO Box 92994
                  Chicago, IL 60675-2994
                  Wake Forest University                          9.76%
                  Reynolds Hall Room 203
                  PO Box 7354
                  1834 Wake Forest Road
                  Winston-Salem, NC 27109-7354
                  USC Educational Foundation                      6.69%
                  1600 Hampton St Ste 814
                  Columbia, SC 29201
                  Massachusetts Water Resources                   6.26%
                  Authority Retirement System
                  Attn: Brian m> Leahy
                  100 First Ave
                  Charlestown Navy Yard
                  Boston, MA 02129-2043
                  Sommerville Retirement System                   6.15%
                  Attn: John Rourke Chairman
                  50 Evergreen Ave
                  City Hall Annex
                  Somerville, MA 02145-2819

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Institutional     Meadows Securities Company As                  16.76
                  Nominee*
                  80 E Market St Ste 300
                  Corning, NY 14380-2722
                  Charles Schwab & Co Inc*                       10.66%
                  Attn Mutual Fund Dept
                  101 Montgomery St
                  San Francisco, CA 94104-4122
                  Blue Cross Blue Shield of                       9.94%
                  Massachusetts Inc
                  Landmark Center
                  401 park Drive MS 01/07
                  Boston, MA 02215-3325
                  Wendel & Co A/C # 415307                        9.86%
                  C/O The Bank of New York
                  Mutual Fund Dept/Reorg-6 Floor
                  PO Box 1066 Wall St Station
                  New York, NY 10286-0001
                  Worcester Polytechnic Institute                 8.04%
                  Attn: Sylvia Cucinotta,
                  Associate Treasurer
                  100 Institute Road
                  Worcester, MA 01609-2280
                  Mills College                                   7.94%
                  Attn: Peter Michell
                  5000 MacArthur Blvd
                  Oakland, CA 94613-1000
                  Amvescap Nat'l Trust Co as Agent                7.88%
                  For Fleet Nat'l Bank FBO Loomis
                  Sayles Omnibus Deferral Program*
                  PO Box 105779
                  Atlanta, GA 30348-5779
                  Daniel J. Fuss                                  7.40%
                  44 Longfellow Rd
                  Wellesley, MA 02481-5221
                  City of Dearborn Heights                        5.76%
                  Policemen & Firemen Retirement Sys
                  Fixed Income
                  6045 Fenton Avenue
                  Dearborn Heights, MI 48127-3271

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND/4/

Institutional     Trustees of Clark University                   38.51%
                  Attn: James Collins
                  950 Main Street
                  Worcester, MA 01610-1477
                  Wells Fargo Bank NA*                           27.96%
                  FBO Auerbacher A/C 717098
                  C/O Loomis Sayles & Co LLP
                  155 N Lake Ave #1030

                  Pasadena, CA 91101-1827
                  Youngstown Area Jewish Federation              15.11%
                  Attn: Debbie Grinstein
                  505 Gypsy Ln
                  Youngstown, OH 44504-1314
                  Curry College                                   9.70%
                  1071 Blue Hill Ave
                  Milton, MA 02186-2395

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Institutional     Bost & Co A/C MAFF1683002                      18.11%
                  Mellon Bank NA
                  PO Box 3198
                  Pittsburgh, PA 15320-3198
                  Braintree Contributory                         13.60%
                  Retirement System
                  Attn: Jeanne Martineau
                  71 Cleveland Avenue
                  Braintree, MA 02184-4930
                  Teamsters Local 522                            10.77%
                  C/O Willan McGrath
                  2185 Lemoine Ave
                  Fort Lee, NJ 07024-3036
                  Attn 0003458810*                                8.88%
                  Fleet National Bank
                  FBO City of Norwich EE Ret Tr
                  PO Box 92800
                  Rochester, NY 14692-8900
                  Strafe & Co*                                    6.31%
                  FBO SGC Assoc Pen Pl Mutual Fds LP
                  A/C 6801487203
                  PO Box 160
                  Westerville, OH 43806-0160
                  Jupiter & Co                                    6.24%
                  C/O Investors Bank & Trust
                  PO Box 9130 FPG90
                  Boston, MA 02117-9130
                  National Cable Satellite Corp                   6.24%
                  400 North Capitol St NW
                  Suite 650
                  Washington, DC 20001-1550
                  M&T Bank                                        6.18%
                  Attn Mutual Funds
                  PO Box 1377
                  Buffalo, NY 14240-1377
                  Harrington Memorial Hospital                    5.42%
                  Endowment
                  Attn Tom Resnick
                  100 South Street
                  Southbridge, MA 01550-4051
                  BNY Midwest Trust Company*                      5.32%
                  Trustee for AGCO Corporation

                  209 West Jackson Blvd Suite 700
                  Chicago, IL 60606-6956

LOOMIS SAYLES MID CAP GROWTH FUND

Institutional     City of Cambridge Contributory                 99.53%
                  Retirement System
                  225 Bent Street
                  Cambridge, MA 02141-2001

LOOMIS SAYLES SMALL COMPANY GROWTH FUND

Institutional     Massachusetts Water Resources                  29.44%
                  Authority Retirement System
                  Attn: Brian M. Leahy
                  100 1/st/ Ave
                  Charlestown Navy Yard
                  Boston, MA 02129-2043
                  Wendel & Co A/C # 415307                       23.53%
                  C/O The Bank of New York
                  Mutual Fund Dept/Reorg-6 Floor
                  PO Box 1066 Wall St Station
                  New York, NY 10286-0001
                  Saxon & Co                                     20.17%
                  A/C #21-70-001-39388901
                  PO Box 7780-1888
                  Philadelphia, PA 19182-0001
                  Westfield Contributory Retirement              16.73%
                  System
                  59 Court St
                  PO Box 106
                  Westfield, MA 01086-0106
                  Barbara Karmanos Cancer Institute              10.13%
                  Attn: William G. Bennett
                  110 E Warren Ave
                  Detroit, MI 48201-1312


*Such ownership may be beneficially held by individuals or entities other than the owner listed.


/1/ As of January 2, 2004, Comerica Bank, Attention Michael Moco, Master Trust Support Services re City of Livonia Retiree Health/Disability, P.O. Box 75000 MC 3446, Detroit, MI 48275-001 owned 49.18% of the Loomis Sayles Benchmark Core Bond Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Comerica Bank Securities Inc.

/2/ As of January 2, 2004, Union Bank of California NA Union Bank Tr Nominee FBO CMT Omnibus - Cash, P.O. Box 85484, San Diego, CA 92186-5484 owned 89.89% of the Loomis Sayles Core Plus Fixed Income Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Union Bank of California.

/3/ As of January 2, 2004, Marsh & McLennan Companies Inc, Marsh & McLennan Defined Benefit Plan, 1166 Ave of The Americas, New York, NY 10036 owned 34.20% of the Loomis Sayles Fixed Income Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Marsh & McLennan Companies Inc.

/4/ As of January 2, 2004, Trustees of Clark University, Attn: James Collins, 950 main Street, Worcester, MA 01610-1477 and Wells Fargo Ban NA, FBO Auerbacher A/C 717098 C/O Loomis Sayles & Co LLP, 155 N. Lake Ave #1030, Pasadena, CA 91101-1827 owned 38.51% and 27.96%, respectively, of the Loomis Sayles Intermediate

Duration Fixed Income Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940.

/5/ As of January 2, 2004, the City of Cambridge Contributory Retirement System, 225 Bent Street, Cambridge, MA 02141-2001 owned 99.53% of the Loomis Sayles Mid Cap Growth Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940.

/6/ As of January 2, 2004, Massachusetts Water Resources Authority Retirement System, Attn; Brian M. Leahy, 100 1/st/ Avenue, Charlestown Navy Yard, Boston, MA 02129-2043 owned 29.44% of Loomis Sayles Small Company Growth Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940.

Management Ownership

          As of record on January 2, 2004, the officers and trustees of the Trust collectively owned less than 1% of the then outstanding shares of the Funds, except that Dan Fuss owned beneficially 7.40% of the Loomis Sayles Institutional High Income Fund. The amounts include shares held by the Loomis Sayles Employees' Profit Sharing Plan (the "Profit Sharing Plan") or the Loomis Sayles Funded Pension Plan (the "Pension Plan").

          As of January 2, 2004, the Profit Sharing Plan owned the following percentages of the outstanding Institutional Class shares of the indicated
Funds: 1.10% of the Loomis Sayles Intermediate Duration Fixed Income Fund, 2.82% of the Loomis Sayles Institutional High Income Fund, and 6.16% of the Loomis Sayles U.S. Government Securities Fund.

          As of January, 2004, the Pension Plan owned the following percentages of the outstanding Institutional Class shares of the indicated Funds: 7.82% of the Loomis Sayles Benchmark Core Bond Fund and 4.99% of the Loomis Sayles Institutional High Income Fund.


          The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan's Advisory Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan's shares. The trustees of the Profit Sharing Plan are Robert Ix, John DeBeer, Stephanie Lord, Teri Mason, Richard Skaggs, Timothy Hunt, Greg O'Hara, Vincent Stanton, Paul Sherba and Kurt Wagner. Except for Timothy Hunt, John DeBeer and Vincent Stanton, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts.

                     INVESTMENT ADVISORY AND OTHER SERVICES

          Advisory Agreements. Under each advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the relevant Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Funds, and certain administrative services. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the particular Fund's average daily net assets:

Fund                                                                      Rate
--------------------------------------------------------------------    -------
Loomis Sayles Benchmark Core Bond Fund                                     0.30%

Loomis Sayles Core Plus Fixed Income Fund                                  0.35%
Loomis Sayles Fixed Income Fund                                            0.50%

Loomis Sayles Institutional High Income Fund                               0.60%
Loomis Sayles Intermediate Duration Fixed Income Fund                      0.30%
Loomis Sayles Investment Grade Fixed Income Fund                           0.40%
Loomis Sayles Mid Cap Growth Fund                                          0.75%
Loomis Sayles Small Company Growth Fund                                    0.75%

Loomis Sayles U.S. Government Securities Fund                              0.30%


     During the periods shown below, pursuant to the advisory agreements described above, Loomis Sayles received the following amount of investment advisory fees from each Fund (before fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for each Fund. These amounts include amounts paid by the Fund's predecessors.

                      Fiscal Year Ended            Fiscal Year Ended            Fiscal Year Ended
                           9/30/01                     9/30/02                      9/30/03
                ---------------------------   --------------------------   ---------------------------
                              Fee Waivers                   Fee Waivers
                  Advisory    and Expense       Advisory    and Expense      Advisory
Fund                Fees      Assumptions *       Fees      Assumptions*       Fees      Fee Waivers *
-------------   -----------   -------------   -----------   ------------   -----------   -------------
       Loomis
       Sayles
    Benchmark
    Core Bond
      Fund/1/   $    51,299   $      98,794   $    52,372   $    164,327   $    64,294   $      64,294
------------------------------------------------------------------------------------------------------
       Loomis
  Sayles Core
   Plus Fixed
       Income
      Fund/2/        38,267          79,974       133,468        135,089        49,883          49,883
------------------------------------------------------------------------------------------------------
       Loomis
 Sayles Fixed
  Income Fund     2,188,126         114,811     1,967,644        178,958     1,909,635          87,352
------------------------------------------------------------------------------------------------------
       Loomis
       Sayles
Institutional
  High Income
         Fund       232,860         107,027       196,912        114,897       427,233         113,990
------------------------------------------------------------------------------------------------------
       Loomis
       Sayles
 Intermediate
     Duration
 Fixed Income
         Fund        73,795          89,427        76,350         96,897       113,851         111,005
------------------------------------------------------------------------------------------------------
       Loomis
       Sayles
   Investment
  Grade Fixed
  Income Fund       596,615         100,689       591,725        128,556       544,476          93,548
------------------------------------------------------------------------------------------------------
       Loomis
   Sayles Mid
   Cap Growth
      Fund/3/        48,608          66,529        58,954         77,098        48,742          48,742
------------------------------------------------------------------------------------------------------
       Loomis
 Sayles Small
      Company
  Growth Fund       712,512         114,302       573,170        132,636       201,228         110,200
------------------------------------------------------------------------------------------------------
       Loomis
  Sayles U.S.
   Government
   Securities
      Fund/4/        41,666         104,811        43,511         95,129        36,178          36,178
------------------------------------------------------------------------------------------------------

     *The fee waiver and expense assumption information provided for the fiscal years ended 9/30/01 and 9/30/02 includes the management fee waiver as well as the reimbursement of class level and other expenses. The fee waiver for the fiscal year ended 9/30/03 contains only the management fee waiver.
     /1/In addition to the waiver of management fees, the investment adviser reimbursed class level and other expenses of $86,525 for the Fund.
     /2/In addition to the waiver of management fees, the investment adviser reimbursed class level and other expenses of $72,014 for the Fund.
     /3/In addition to the waiver of management fees, the investment adviser reimbursed class level and other expenses of $52,196 for the Fund.
     /4/In addition to the waiver of management fees, the investment adviser reimbursed class level and other expenses of $57,765 for the Fund.


     The Trust pays compensation to its trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust; registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Funds; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and Prospectuses, including amendments and revisions thereto, annual, semiannual, and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing, and financial reporting, including related clerical expenses.

     Under each advisory agreement, if the total ordinary business expenses of a Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances that would result in any Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses, and extraordinary expenses.

     Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and each terminates automatically in the event of its assignment. In addition, each agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

     Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.


     In addition to serving as investment adviser to each series of the Trust, Loomis Sayles acts as investment adviser or subadviser to each series of Loomis Sayles Funds II and certain series of CDC Nvest Funds Trust I and CDC Nvest Funds Trust II, each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management investment companies and also provides investment advice to numerous other corporate and fiduciary clients.


     Loomis, Sayles & Company, L.P. is a registered investment adviser whose origins date back to 1926. Loomis, Sayles & Company, L.P. is a limited partnership whose general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc. CDC IXIS Asset Management Holdings, Inc. is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. CDC IXIS Asset Management North America, L.P.'s general partner, CDC IXIS Asset Management US, LLC, is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation. CDC IXIS Asset Management US Corporation is the sole limited partner of CDC IXIS Asset Management North America L.P. CDC IXIS Asset Management North America, L.P. is a wholly-owned subsidiary of CDC IXIS Asset Management S.A., a French company. CDC IXIS Asset Management S.A. is majority-owned by CDC Finance--CDC IXIS and indirectly owned, through CDC Finance--CDC IXIS, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.


     The fifteen principal subsidiary or affiliated asset management firms of CDC IXIS Asset Management North America, L.P. collectively had approximately $135 billion in assets under management or administration as of September 30, 2003.Certain officers and trustees of the Trust also serve as officers, directors, and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Funds also invest. If a Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that a Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Funds. It is the opinion of the trustees that the desirability of retaining Loomis Sayles as adviser for the Funds outweighs the disadvantages, if any, that might result from these practices.

     Distribution Agreement and Rule 12b-1 Plan. Under agreements with the Trust (the "Distribution Agreements"), CDC IXIS Asset Management Distributors, L.P., 399 Boylston St., Boston, Massachusetts 02116 (the "Distributor"), serves as the general distributor of each class of shares of the Funds, a role it assumed on July 1, 2003. Previously, Loomis Sayles Distributors, L.P. served as principal underwriter of the Funds. Any reference to Distributor for the period prior to July 1, 2003 is in reference to Loomis Sayles Distributors, L.P. Under the Distribution Agreements, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing the Prospectuses to persons other than shareholders. The Funds pay the cost of registering and qualifying their shares under state and federal securities laws and the distribution of the Prospectuses to existing shareholders. The Distributor currently is paid a fee for serving as Distributor for the Loomis Sayles Benchmark Core Bond Fund.


     As described in its Prospectus, the Loomis Sayles Benchmark Core Bond Fund has adopted a Rule 12b-1 plan ("Plan") for its Retail Class shares. The Plan, among other things, permits the Retail Class to pay the Distributor monthly fees, at annual rates not exceeding 0.25% of the assets of the Retail Class, as compensation for its services as principal underwriter of the shares of this class. Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the Distribution Agreement) was approved by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement. The principal types of activities for which payments under the Plan may be made include payments to intermediaries for shareholder servicing, for no transaction fee or wrap programs, and for retirement plan record keeping. Payments under the Plan also may be made for activities such as advertising, printing, and mailing the Prospectuses to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying, or other financing charges.

     The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. The Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. Any change in the Plan that would materially increase the fees payable thereunder by the Retail Class of the Fund requires approval of the Retail Class shareholders of the Fund. The Trust's trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. The Plan provides that, for so long as the Plan is in effect, selection and nomination of those trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All amounts paid under the Plan during the last fiscal year were paid as compensation to the Distributor. The compensation payable under the Plan may be paid regardless of the Distributor's expenses. The anticipated benefits to the Fund from the Plan include the ability to attract and maintain assets.

     The Distribution Agreements may be terminated at any time with respect to a Fund on 60 days' written notices to the Distributor by vote of a majority of the outstanding voting securities of that Fund or by vote of a majority of the trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The Distribution Agreements also may be terminated by the Distributor on 90 days' written notice to the Trust, and the Distribution Agreements automatically terminate in the event of its "assignment," as that term is defined in the 1940 Act. In each such case, such termination will be without payment of any penalty.

     The Distribution Agreements will continue in effect for successive one-year periods with respect to each Fund, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust or the Distributor, in each case cast in person at a meeting called for that purpose.


     The following table provides information on the amount of fees paid by the Funds to Loomis Sayles under these Plans during the past two fiscal years and the period 10/01/02 - 6/30/03*:

                                           Fiscal         Fiscal
                                         year ended     year ended
                                        September 30,  September 30,  10/01/02 -
Fund Class                                  2001           2001        6/30/03
--------------------------------------------------------------------------------
Loomis Sayles Benchmark Core Bond Fund
   Retail Class                                    --  $          11  $       46
   Admin Class                                                                17

*For the fiscal year ended September 30, 2003, fees received by the Distributor in connection with the Plans were paid as compensation to broker-dealers. CDC IXIS Asset Management Distributors, L.P. assumed the role of Distributor on July 1, 2003.

The following table provides information on the amount of fees paid by the Funds to CDC IXIS Distributors during the period 7/01/03 - 9/30/03:

                                           7/01/03 -
Fund Class                                 9/30/03
--------------------------------------    ----------
Loomis Sayles Benchmark Core Bond Fund
   Retail Class                           $     11
   Admin Class                                  --


     Other Services. Prior to July 1, 2003, Loomis Sayles performed certain accounting and administrative services for the Trust, pursuant to administrative services agreements (the "Administrative Services Agreements") between Loomis Sayles and the Trust dated May 16, 2000. For the period May 16, 2000 through May 16, 2002, the

Trust reimbursed Loomis Sayles for its expenses in performing or arranging for the performance of (i) corporate secretarial services, (ii) registration and disclosure assistance, (iii) legal and compliance services, (iv) transfer agent monitoring, (v) treasury financial services, (vi) treasury regulatory services and (vii) treasury tax services and other treasury services as may arise from time to time. Effective July 1, 2003, Loomis Sayles assigned the Administrative Services Agreements to CDC IXIS Asset Management Services, Inc., an affiliate of Loomis Sayles ("CIS"), and CIS now performs the services listed above.



     Prior to July 1, 2003, pursuant to the administrative services agreement between the Trust and Loomis Sayles, Loomis Sayles was reimbursed or was paid by the Trust, on behalf of the Funds, the following amounts, which include amounts paid by the Fund's predecessor, if applicable.

                                                                                       Period
                                                        Fiscal Year   Fiscal Year     October 1,
                                                           Ended         Ended      2003 through
                                                          Sept. 30,    Sept. 30,      June 30,
Fund                                                        2001         2002           2003
----------------------------------------------------    -----------   -----------   ------------
Loomis Sayles Benchmark Core Bond Fund                  $     5,355   $     7,322   $      5,482
Loomis Sayles Core Plus Fixed Income Fund                     3,280        14,941          4,334
Loomis Sayles Fixed Income Fund                             143,716       167,539         95,959
Loomis Sayles Institutional High Income Fund                 12,720        14,073         17,743
Loomis Sayles Intermediate Duration Fixed Income Fund         7,215        10,522          9,651
Loomis Sayles Investment Grade Fixed Income Fund             49,645        62,315         34,262
Loomis Sayles Mid Cap Growth Fund                             1,944         4,043          1,640
Loomis Sayles Small Company Growth Fund                      32,151        33,042          6,739

     For the period July 1, 2003 through September 30, 2003, pursuant to the administrative services agreement between CIS and the Trust, CIS was reimbursed or was paid by the Funds the following amounts:

                                                           July 1,
                                                           2003 to
                                                        September 30,
                                                             2003*
                                                        -------------

Loomis Sayles Benchmark Core Bond Fund                  $       1,977
Loomis Sayles Core Plus Fixed Income Fund                       1,136
Loomis Sayles Fixed Income Fund                                37,064
Loomis Sayles Institutional High Income Fund                    7,135
Loomis Sayles Intermediate Duration Fixed Income Fund           3,601
Loomis Sayles Investment Grade Fixed Income Fund               13,116
Loomis Sayles Mid Cap Growth Fund                                 646
Loomis Sayles Small Company Growth Fund                         2,462

* Prior to February 1, 2003, BFDS, an unaffiliated entity, served as the transfer agent for the Funds.

     Transfer Agency Services. Beginning on February 1, 2003, CIS also performs transfer agency services for the Funds. CIS maintains shareholder accounts and prepares and mails shareholder account statements, processes shareholder transactions, mails shareholder reports, prepares and mails distribution payments, and maintains records of Fund transactions. The Trust pays CIS for its services based on the number of open accounts. For the fiscal year ended September 30, 2003, CIS received the following amounts:

                                  February 1, 2003 to    October 1, 2002 to
                                   September 30, 2003     January 31, 2003
Loomis Sayles Benchmark
 Core Bond Fund                   $             4,018
Loomis Sayles Core Plus
 Fixed Income Fund                $             8,226
Loomis Sayles Fixed Income Fund   $            31,651
Loomis Sayles Institutional
 High Income Fund                 $             9,947
Loomis Sayles Intermediate
 Duration Fixed Income Fund       $             8,759
Loomis Sayles Investment
 Grade Fixed Income Fund          $            11,110
Loomis Sayles Mid Cap
 Growth Fund                      $            10,877
Loomis Sayles Small Company
 Growth Fund                      $             8,473

     Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Funds and calculates the total net asset value, total net income, and net asset value per share of each Fund on a daily basis.

     Independent Auditors. The Trust's independent auditors are PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements and assists in the review of the Funds' federal and state income tax returns. The information under the caption "Financial Highlights" included in the Prospectuses has been so included, and the financial statements, financial highlights and reports incorporated by reference herein from the 2003 annual reports of the Funds dated September 30, 2003 have been so incorporated, in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of PricewaterhouseCoopers LLP as experts in auditing and accounting.


     Counsel to the Funds. Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Funds.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


General


     Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

     Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under soft dollars below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Soft Dollars

     Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide quality execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as Soft Dollars).

     The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with Soft Dollars include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

     If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use Soft
Dollars to pay for the portion of the cost relating to its research use.

     In connection with Loomis Sayles' use of Soft Dollars, a Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

     Loomis Sayles may use Soft Dollars to acquire brokerage or research products and services that have potential application to all client accounts including the Funds or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Funds that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

     Loomis Sayles' use of Soft Dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of Soft Dollars also benefits the Funds as described above. However, conflicts may arise between a Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its soft dollar practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

     For purposes of this Soft Dollars discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation.

     The following tables set forth, for each of the last three fiscal years,
(1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during such year, (2) the dollar amount of transactions on which brokerage commissions were paid during such year that were directed to brokers providing research services ("directed transactions"), and (3) the dollar amount of commissions paid on directed transactions during such year. Funds not listed in a table did not pay brokerage commissions during the relevant year. (For fiscal years ended prior to September 30, 2002, commissions shown in the table do not include "markups" on principal transactions). The information in the table includes transactions that were directed to broker dealers based on the internal "broker vote" allocation policy of Loomis Sayles, as well as transactions that were allocated under arrangements with brokers providing research services. The "broker vote" is an internal evaluation conducted by Loomis Sayles trading personnel which consists of reviewing the brokers or dealers with whom Loomis Sayles executes client transactions to rate such firms after considering a variety of factors including the quality of their research, the quality of their sales transactions, execution capabilities, willingness to commit capital on transactions, market knowledge, competitive commission rates and prices and their ability to affect difficult trades in less liquid, smaller capitalized, and more closely held issues. When Loomis Sayles believes that more than one broker is capable of providing best execution on a particular transaction, the transaction may be allocated among the brokers based on the results of the broker vote and/or pursuant to a soft dollar arrangement.



                      FISCAL YEAR ENDED SEPTEMBER 30, 2001
                                             (1)                         (3)
                                          Aggregate        (2)      Commissions
                                          Brokerage     Directed    On Directed
Fund                                     Commissions  Transactions  Transactions
---------------------------------------  -----------  ------------  ------------

Loomis Sayles Mid Cap Growth Fund*       $    59,797  $ 21,509,665  $     29,898
Loomis Sayles Small Company Growth Fund  $   587,543  $304,443,658  $    293,771

* The Loomis Sayles Mid Cap Growth Fund commenced operations of February 28,
2001.

                      FISCAL YEAR ENDED SEPTEMBER 30, 2002

                                             (1)                        (3)
                                          Aggregate        (2)      Commissions
                                          Brokerage     Directed    On Directed
Fund                                     Commissions  Transactions  Transactions
---------------------------------------  -----------  ------------  ------------

Loomis Sayles Mid Cap Growth Fund *      $    56,485  $ 16,315,818  $     28,243
Loomis Sayles Small Company Growth
Fund**                                   $   503,742  $116,974,252  $    251,871

* Brokerage commissions for the Loomis Sayles Mid Cap Growth Fund increased from fiscal year 2001 to fiscal year 2002 due in part to the fact that the Fund was not in existence for the full fiscal year of 2001.

** Brokerage commissions for the Loomis Sayles Small Company Growth Fund increased from fiscal year 2001 to fiscal year 2002 due in part to the inclusion of mark-ups on principal transactions.

                      FISCAL YEAR ENDED SEPTEMBER 30, 2003
                                             (1)                        (3)
                                          Aggregate        (2)      Commissions
                                          Brokerage     Directed    On Directed
Fund                                     Commissions  Transactions  Transactions
---------------------------------------  -----------  ------------  ------------

Loomis Sayles Mid Cap Growth Fund        $    53,318  $ 15,633,740  $     26,659
Loomis Sayles Small Company Growth Fund  $   315,296  $ 71,422,783  $    157,648

     The table below presents information regarding the securities of the Funds' "regular broker-dealers"* that were held by the Funds as of September 30, 2003.


                                                         Market
Fund                                                     Value
-----------------------------------------------------  ----------  ----------
Loomis Sayles Benchmark Core Bond Fund
   Bank of America Corp                                            $  100,970
   Goldman Sachs Group, Inc.                           $  100,086
   J.P Morgan Chase & Co                                           $  103,406
   Lehman Brothers, Inc.                               $  103,311
   Morgan Stanley Group, Inc.                          $  102,158
   US Bancorp Piper Jaffray                                        $  102,556
   Wachovia Securities                                             $  102,449
   Wells Fargo & Co                                                $  101,510
Loomis Sayles Core Plus Fixed Income Fund
   Bank of America                                                 $   38,955
   Citigroup                                                       $   37,717
   Goldman Sachs Group, Inc.                           $   39,613
   J.P. Morgan Chase Securities Inc                                $   32,042
   Wells Fargo & Co.                                               $   35,528
Loomis Sayles Intermediate Duration Fixed Income Fund
   Bank of America Corp.                               $   55,925
   Bear Stearns Cos., Inc.                             $  358,057
   Citigroup                                                       $  405,806
   Donaldson, Lufkin & Jenrette, Inc.                  $  282,312
   Goldman Sachs Group, Inc.                           $  517,238
   J.P. Morgan Chase & Co.                                         $  506,007
   Morgan Stanley Group                                $  253,140
   Wells Fargo & Co                                    $  406,040
Loomis Sayles Mid Cap Growth
   Ameritrade Holding Corp.                                        $  168,469


* "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

                            DESCRIPTION OF THE TRUST


     The Trust, registered with the SEC as an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust, dated December 23, 1993, as amended (the "Declaration of Trust").


     The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

     The assets received by each Fund for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds there from, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all Funds.

     The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the trustees may designate. Shares of the Loomis Sayles Benchmark Core Bond Fund are currently divided into two classes, designated Retail Class and Institutional Class shares. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

     The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the trustees may terminate the Trust or any Fund upon written notice to the shareholders.

Voting Rights

     Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

     The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.

     There will normally be no meetings of shareholders for the purpose of electing trustees for the Trust except that, in accordance with the 1940 Act,
(i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, change, or eliminate the par value of any shares (currently all shares have no par value).

Shareholder and Trustee Liability

     Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

How to Buy Shares

     The procedures for purchasing shares of each Fund are summarized in its Prospectus under "General Information--How to Purchase Shares."

Net Asset Value


     The method for determining the public offering price and net asset value per share is summarized in the Prospectus.

     The total net asset value of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in CDC IXIS Advisers' or Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers or Loomis Sayles in its discretion determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares and (ii) whether in CDC IXIS Advisers' or Loomis Sayles' view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. For example, the Income Funds may price their shares on days on which the Exchange is closed but the fixed income markets are open for trading. The Funds do not expect to price their shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at market price (generally, their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker, although "market price" for securities traded on NASDAQ will generally be considered to be the NASDAQ official closing price.) Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

     Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of a Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of a Fund's securities occur during such period, then these securities may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

     Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

     The per share net asset value of a class of a Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share or a Class C share of a Fund is the net asset value per share next-determined after a properly completed purchase order is accepted by CIS or State Street Bank, plus a sales charge as set forth in the Fund's Prospectus. The public offering price of a Class B or Y share of a Fund is the next-determined net asset value.


                              SHAREHOLDER SERVICES

Open Accounts


     A shareholder's investment in any Fund is automatically credited to an open account maintained for the shareholder by CIS. Following each transaction in the account, the registered shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year the shareholder servicing agent will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.


     The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates, and the cost and inconvenience of replacing lost, stolen, mutilated, or destroyed certificates.

     The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive notice before any such charges are made.

Systematic Withdrawal Plan (Loomis Sayles Benchmark Core Bond Fund and Loomis Sayles U.S. Government Securities Fund ONLY)

     A Systematic Withdrawal Plan, referred to in the relevant Prospectus under "General Information--How to Redeem Shares," provides for monthly, quarterly, semiannual, or annual withdrawal payments of $50 or more from the account of an eligible shareholder, as provided in the Prospectus, provided that the account has a value of at least $25,000 at the time the plan is established.

     Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a signature guarantee will be required on the Plan application. All shares in an account that is subject to a Systematic Withdrawal Plan must be held in an open account rather than in certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for the dividend or distribution.

     Since withdrawal payments represent proceeds from liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Fund makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Distributions and Taxes" below for certain information regarding federal income taxes.


Exchange Privilege


     Retail Class shares of the Loomis Sayles Benchmark Core Bond Fund may be exchanged, subject to investment minimums, for Retail Class shares of any other series of Loomis Sayles Funds II that offers Retail Class shares without paying a sales charge, if any, or for Class A shares of CDC Nvest Cash Management Trust, a money market fund advised by CDC IXIS Advisers, an affiliate of Loomis Sayles. Institutional Class shares of the Funds may be exchanged, subject to investment minimums, for Institutional Class shares of any other series of Loomis Sayles Funds II that offers Institutional Class shares, for Class Y shares of any other series of Loomis Sayles Funds II, any CDC Nvest Fund that offers Class Y shares or for Class A shares of the CDC Nvest Cash Management Trust.


     Exchanges may be effected by (1) making a telephone request by calling 800-633-3330, provided that a special authorization form is on file with the Trust or (2) sending a written exchange request to the Trust accompanied by an account application for the appropriate fund. The Trust reserves the right to modify this exchange privilege without prior notice. An exchange constitutes a sale of shares for federal income tax purposes on which the investor may realize a capital gain or loss.


Individual Retirement Accounts ("IRAs") (Loomis Sayles Benchmark Core Bond Fund and Loomis Sayles U.S. Government Securities Fund ONLY)


     IRAs may be established under a prototype plan made available by Loomis Sayles. These plans may be funded with shares of any Fund.

     All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from Loomis Sayles.

     Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

Redemptions

     The procedures for redemption of each Fund's shares are summarized in its Prospectus under "General Information--How to Redeem Shares."


     Except as noted below, signatures on redemption requests must be guaranteed by commercial banks, trust companies, savings associations, credit unions, or brokerage firms that are members of domestic securities exchanges. The Funds will only accept signature guarantees bearing the STAMP 2000 Medallion imprint. Signature guarantees by notaries public are not acceptable. However, as noted in the Prospectuses, a signature guarantee will not be required if the proceeds of the redemption do not exceed $50,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address for an account whose account registration has not changed in the past 30 days.

     If a shareholder selects the telephone redemption service in the manner described in the next paragraph, Fund shares may be redeemed by making a telephone call directly to the Funds at 1-800-633-3330. When a telephone redemption request is received, the proceeds are generally wired to the bank account previously chosen by the shareholder and a nominal wire fee (currently $5.00) is deducted. Telephone redemption requests must be received by the Funds prior to the close of regular trading on the NYSE on a day when the Exchange is open for business. Requests made after that time or on a day when the NYSE is not open for business cannot be accepted by the Trust, and a new request will be necessary.


     In order to redeem shares by telephone, a shareholder either must select this service when completing the Fund application or must do so subsequently in writing. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated must be made by furnishing to the Trust a written request with a signature guarantee. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor, State Street Bank, CIS, and their affiliates are not responsible for the authenticity of withdrawal instructions received by telephone.

     The redemption price will be the NAV per share next determined after the redemption request and any necessary special documentation are received by the Funds in proper form. Proceeds resulting from a written redemption request will normally be mailed to the shareholder within seven days after receipt of a request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where a shareholder has recently purchased shares by check and the check was received less than fifteen days prior to the redemption request, the Funds may withhold redemption proceeds until the check has cleared.

     Each Fund normally will redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of each Fund at the beginning of such period.


     A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "DISTRIBUTION AND TAXES."

Other

     The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders; such brokers are authorized to designate intermediaries to accept purchase and redemption orders on the Fund's behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. The broker's customers will receive the Funds' NAV next computed after an order is accepted by an authorized broker or the broker's authorized designee.

                             DISTRIBUTIONS AND TAXES

     In General. As described in the Prospectuses under "Dividends and Distributions," it is the policy of each Fund to pay its shareholders each year, as dividends, substantially all net investment income and to distribute at least annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

     Investment income dividends and capital gain distributions are payable in full and fractional shares of the particular Fund based upon the net asset value determined as of the close of regular trading on the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for a change to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

     As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

     Taxation of Funds. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as such and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year, and
(iii) diversify its holdings so that at the end of each fiscal quarter (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades and businesses. To the extent it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. Distributions deriving from fixed-income securities will not be eligible for treatment as qualified dividend income.

     Long-term capital gain rates have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - through December 31, 2008.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.

     In general, distributions of investment income designated by a Fund as derived from qualified dividend income, if any, will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

     If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the tax basis in a shareholder's shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares.

     Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

     Passive Foreign Investment Companies. Funds investing in foreign securities may own shares in certain foreign investment entities, referred to as "passive foreign investment companies." In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, each Fund may elect to "mark to market" annually its investments in such entities and to distribute any resulting net gain to shareholders. Each Fund may also elect to treat the passive foreign investment company as a "qualified electing fund." As a result, each Fund may be required to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income generated by investments in passive investment companies generally will not qualify for treatment as qualified dividend income.

     Foreign Taxes. Funds investing in foreign securities may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. A Fund may in some circumstances be eligible to and, in its discretion, may make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to foreign countries in respect of foreign securities held at least a minimum period specified in the Code. If a Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code.

     Foreign Currency Transactions. Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Financial Products. A Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

     Certain hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between a Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

     Securities issued or purchased at a discount. A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income net yet received. Because a Fund investing in such securities will not, on a current basis, receive cash payments from the issuer of these securities in respect of accrued original issue discount, in some years such Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund that it otherwise would have continued to hold. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Any increase in the principal amount of an inflation-indexed bond will be original issue discount which is taxable as ordinary income in the year accrued, even though investors do not receive their principal, including any increases thereto, until maturity.

     Real Estate Investment Trusts ("REITs"). A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

     Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

     Backup Withholding. Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

     Other Tax Matters. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

     Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

     If a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

dividend income" are taxed at the rates applicable to long-term capital gain. As it invests primarily in fixed-income securities, the Fund does not expect any of its distributions to be derived from qualified dividend income.

     Conclusion. The foregoing discussion relates solely to U.S. federal income tax law and is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty). For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

                              FINANCIAL STATEMENTS


     The financial statements of the Funds and the related reports of independent auditors included in the Funds' annual reports for the year ended September 30, 2003 are incorporated herein by reference. The financial statements and financial highlights for these Funds included in their 2003 annual reports for the year ended September 30, 2003 are incorporated by reference to such reports. The Fund's annual and semi-annual reports are available upon request and without charge. Each Fund will send a single copy of its annual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semi-annual report by telephone at (800)225-5478 or by writing to the Distributor at: CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, Massachusetts 02116. The annual reports are also available on-line at the SEC's website, at www.sec.gov.

                             PERFORMANCE INFORMATION

     Yield and Total Return. Each Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. Each of the Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Core Plus Fixed Income Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund and Loomis Sayles U.S. Government Securities Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders.


     The Funds' yields will vary from time to time depending upon market conditions, the composition of the Funds' portfolios and operating expenses of the Trust allocated to each Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.


     At any time in the future, yields and total returns may be higher or lower than past yields and total returns, and there can be no assurance that any historical results will continue.


     Investors in the Funds are specifically advised that the net asset value per share of each Fund may vary, just as yields for each Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of a Fund may result in the investor's misunderstanding the total return he or she may derive from that Fund.